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                                                                   Exhibit 10.48

























                        FEDERATED DEPARTMENT STORES, INC.


                      PROFIT SHARING 401(k) INVESTMENT PLAN

          (Amending and restating the Federated Department Stores, Inc. Retirement Income and Thrift Incentive Plan effective as of April 1, 1997)



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                        FEDERATED DEPARTMENT STORES, INC.
                      PROFIT SHARING 401(k) INVESTMENT PLAN
 (Amending and restating the Federated Department Stores, Inc. Retirement Income
            and Thrift Incentive Plan effective as of April 1, 1997)





         This plan shall be known as the Federated Department Stores, Inc. Profit Sharing 401(k) Investment Plan (the "Plan").

         The Plan provides additional retirement income to persons who participate in the Plan. In this regard, it is intended that the Plan (together with the Trust used in conjunction with the Plan) qualify as a tax-favored plan and trust under Sections 401(a) and 501(a) of the Code. The Plan shall be interpreted in a manner consistent with Sections 401(a) and 501(a) of the Code wherever possible.

         The Plan was adopted by Federated effective as of January 25, 1953 and has been amended many times since then. Its name immediately prior to its amendment and restatement under this document was the Federated Department Stores, Inc. Retirement Income and Thrift Incentive Plan. This document, except as otherwise provided herein, amends and restates the Plan effective as of April 1, 1997.

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
SECTION 1     DEFINITIONS...............................................................................1-1
    1.1       Accounts..................................................................................1-1
    1.2       Affiliated Employer.......................................................................1-1
    1.3       Annuity...................................................................................1-1
    1.4       Board.....................................................................................1-1
    1.5       Code......................................................................................1-1
    1.6       Committee.................................................................................1-1
    1.7       Compensation..............................................................................1-1
    1.8       Effective Amendment Date..................................................................1-3
    1.9       Employee..................................................................................1-3
    1.10      Employer..................................................................................1-4
    1.11      ERISA.....................................................................................1-4
    1.12      Federated.................................................................................1-4
    1.13      Highly Compensated Employee...............................................................1-4
    1.14      Investment Fund...........................................................................1-5
    1.15      Leased Employee...........................................................................1-5
    1.16      Leave of Absence..........................................................................1-5
    1.17      Non-Highly Compensated Employee...........................................................1-5
    1.18      Normal Retirement Age.....................................................................1-6
    1.19      Participant...............................................................................1-6
    1.20      Plan......................................................................................1-6
    1.21      Plan Administrator........................................................................1-6
    1.22      Plan Year.................................................................................1-6
    1.23      Savings Agreement.........................................................................1-6
    1.24      Spouse....................................................................................1-7
    1.25      Total Disability or Totally Disabled......................................................1-7
    1.26      Trust.....................................................................................1-8
    1.27      Trustee...................................................................................1-8
    1.28      Trust Fund................................................................................1-8

SECTION 2     SERVICE DEFINITIONS AND RULES.............................................................2-1
    2.1       Service Definitions.......................................................................2-1
    2.2       Special Credited Employment...............................................................2-3
    2.3       Affiliated Employment.....................................................................2-4
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SECTION 3     ELIGIBILITY AND PARTICIPATION.............................................................3-1
    3.1       Eligibility for Participation.............................................................3-1
    3.2       Entry Date................................................................................3-1
    3.3       Duration of Participation.................................................................3-1
    3.4       Reinstatement of Participation............................................................3-1

SECTION 4     SAVINGS AND ROLLOVER CONTRIBUTIONS........................................................4-1
    4.1       Effective Date of Savings Agreement.......................................................4-1
    4.2       Amendment and Suspension of Savings Agreement.............................................4-1
    4.3       Savings Contributions.....................................................................4-2
    4.4       Pre- and After-Tax Nature of Savings Contributions........................................4-2
    4.5       Savings Contributions Eligible for Match..................................................4-3
    4.6       Rollover Contributions....................................................................4-3
    4.7       Mistake of Fact...........................................................................4-4

SECTION 4A    AVERAGE ACTUAL DEFERRAL PERCENTAGE
               RESTRICTIONS............................................................................4A-1
    4A.1      Average Actual Deferral Percentage Limits................................................4A-1
    4A.2      Special Rules for Average Actual Deferral Percentage Limits..............................4A-1
    4A.3      Distribution or Recharacterization of Excess Contributions...............................4A-2
    4A.4      Definitions for Average Actual Deferral Percentage Limits................................4A-5
    4A.5      Disaggregating Portions of Plan..........................................................4A-6

SECTION 5     MATCHING CONTRIBUTIONS....................................................................5-1
    5.1       Annual Amount of Matching Contributions...................................................5-1
    5.2       Time and Form of Matching Contributions...................................................5-2
    5.3       Mistake of Fact...........................................................................5-2

SECTION 5A    AVERAGE ACTUAL CONTRIBUTION PERCENTAGE
               RESTRICTIONS............................................................................5A-1
    5A.1      Average Actual Contribution Percentage Limits............................................5A-1
    5A.2      Special Rules for Average Actual Contribution Percentage Limits..........................5A-2
    5A.3      Distribution or Forfeiture of Excess Aggregate Contributions.............................5A-3
    5A.4      Definitions for Average Actual Contribution Percentage Limits............................5A-7
    5A.5      Disaggregating Portions of Plan..........................................................5A-8
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
SECTION 6     ACCOUNTS AND THEIR ALLOCATIONS AND VESTING................................................6-1
    6.1       Savings Accounts and Allocation of Savings Contributions Thereto..........................6-1
    6.2       Matching Accounts and Allocation of Matching Contributions
               Thereto..................................................................................6-2
    6.3       Rollover Accounts and Allocation of Rollover Contribution Thereto.........................6-3
    6.4       Retirement Income Accounts................................................................6-3
    6.5       Allocation of Forfeitures.................................................................6-4
    6.6       Maximum Annual Addition to Accounts.......................................................6-4
    6.7       Investment of Accounts....................................................................6-4
    6.8       Allocation of Income and Losses of Investment Funds to Accounts...........................6-4
    6.9       Loans to Participants.....................................................................6-5
    6.10      Deduction of Benefit Payments, Forfeitures, and Withdrawals...............................6-8
    6.11      Account Balances..........................................................................6-8
    6.12      Vested Rights.............................................................................6-8
    6.13      Voting of Federated Common Shares Held in Investment Fund.................................6-9

SECTION 6A    MAXIMUM ANNUAL ADDITION LIMITS...........................................................6A-1
    6A.1      Maximum Annual Addition Limit--Separate Limitation as to This
               Plan....................................................................................6A-1
    6A.2      Maximum Annual Addition Limit--Combined Limitation for This Plan
               and Other Defined Benefit Plans.........................................................6A-4

SECTION 6B    INVESTMENT OF ACCOUNTS...................................................................6B-1
    6B.1      General Rules for Investment of Accounts.................................................6B-1
    6B.2      Investment Funds.........................................................................6B-2

SECTION 7     WITHDRAWALS DURING EMPLOYMENT.............................................................7-1
    7.1       Withdrawals of After-Tax Savings and Rollover Contributions...............................7-1
    7.2       Withdrawals of Pre-Tax Savings Contributions..............................................7-1
    7.3       Requirements for Hardship Withdrawals.....................................................7-2
    7.4       Suspension of Savings Contributions.......................................................7-3
    7.5       Reduction of Post-Withdrawal Pre-Tax Savings Contributions................................7-4
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
SECTION 8     DISTRIBUTIONS ON ACCOUNT OF TERMINATION
               OF EMPLOYMENT FOR REASONS OTHER THAN DEATH...............................................8-1
    8.1       Distribution of Retirement Benefit........................................................8-1
    8.2       Required Commencement Date................................................................8-1
    8.3       Forfeiture of Nonvested Accounts on Termination of Employment.............................8-2
    8.4       Special Rules as to Effect of Rehirings on Accounts.......................................8-3
    8.5       Source of Restorals.......................................................................8-3
    8.6       Application of Forfeitures................................................................8-3

SECTION 8A    FORM OF DISTRIBUTION OF SAVINGS, ROLLOVER,
               AND MATCHING ACCOUNTS...................................................................8A-1
    8A.1      Section Applies Only to Savings, Rollover, and Matching Accounts.........................8A-1
    8A.2      Normal Form of Savings Benefit -- Lump Sum Payment.......................................8A-1
    8A.3      Optional Annuity Form of Benefit Rules...................................................8A-1
    8A.4      Normal Form of Annuity Benefit...........................................................8A-3
    8A.5      Election Out of Normal Annuity Form......................................................8A-3
    8A.6      Optional Annuity Forms...................................................................8A-4
    8A.7      Annuity Definitions......................................................................8A-4

SECTION 8B    FORM OF DISTRIBUTION OF RETIREMENT INCOME
               ACCOUNTS................................................................................8B-1
    8B.1      Section Applies Only to Retirement Income Accounts.......................................8B-1
    8B.2      Normal Form of Profit Sharing Benefit -- Qualified Annuity Forms.........................8B-1
    8B.3      Election Out of Normal Form..............................................................8B-1
    8B.4      Regular Optional Forms...................................................................8B-2
    8B.5      Annuity Form of Benefit Rules............................................................8B-3
    8B.6      Annuity Definitions......................................................................8B-3
    8B.7      Required Lump Sum Form for Small Profit Sharing Benefit..................................8B-3

SECTION 9     DISTRIBUTIONS ON ACCOUNT OF DEATH.........................................................9-1
    9.1       Distribution of Death Benefit.............................................................9-1
    9.2       Time of Death Benefit.....................................................................9-1
    9.3       Normal Form of Death Benefit -- Lump Sum Payment..........................................9-1
    9.4       Optional Annuity Form of Death Benefit Rules..............................................9-2
    9.5       Annuity Definitions.......................................................................9-2
    9.6       Designation of Beneficiary................................................................9-3
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
SECTION 9A    SPECIAL SPOUSAL DEATH BENEFIT DISTRIBUTION RULES
               FOR RETIREMENT INCOME ACCOUNTS..........................................................9A-1
    9A.1      Section Applies Only to Retirement Income Accounts.......................................9A-1
    9A.2      Time of Profit Sharing Death Benefit.....................................................9A-1
    9A.3      Normal Form of Profit Sharing Death Benefit..............................................9A-1
    9A.4      Election Out of Normal Form..............................................................9A-1
    9A.5      Optional Forms...........................................................................9A-2
    9A.6      Annuity Form of Benefit Rules............................................................9A-2
    9A.7      Required Lump Sum Form for Small Profit Sharing Death Benefit............................9A-3
    9A.8      Annuity Definitions......................................................................9A-4
    9A.9      Designation of Beneficiary...............................................................9A-4

SECTION 10    ADDITIONAL DISTRIBUTION PROVISIONS.......................................................10-1
    10.1      Allocation of Contributions After Distribution...........................................10-1
    10.2      Determination of Proper Party For Distribution and Forfeiture When
               Proper Party Cannot Be Located..........................................................10-1
    10.3      Reemployed Participant...................................................................10-2
    10.4      Nonalienation of Benefits................................................................10-2
    10.5      Incompetency.............................................................................10-2
    10.6      Legal Distribution Limits................................................................10-2
    10.7      Distribution Form Notices................................................................10-3
    10.8      Direct Rollover Distributions............................................................10-3
    10.9      Distribution Restrictions................................................................10-4
    10.10     Coverage of Pre-Effective Amendment Date Participants....................................10-5

SECTION 11    NAMED FIDUCIARIES........................................................................11-1

SECTION 12    ADMINISTRATIVE AND INVESTMENT COMMITTEE..................................................12-1
    12.1      Appointment of Committee.................................................................12-1
    12.2      General Powers of Committee..............................................................12-1
    12.3      Records of Plan..........................................................................12-2
    12.4      Actions of Committee.....................................................................12-2
    12.5      Compensation of Committee and Payment of Plan Administrative and
               Investment Charges......................................................................12-3
    12.6      Limits on Liability......................................................................12-3
    12.7      Claims Procedure.........................................................................12-3
    12.8      Limits on Duties.........................................................................12-5
    12.9      Appointment of Investment Manager........................................................12-5
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
SECTION 13    TERMINATION OR AMENDMENT.................................................................13-1
    13.1      Right to Terminate.......................................................................13-1
    13.2      Full Vesting Upon Termination or Complete Discontinuance of Contributions................13-1
    13.3      Effect of Termination of Plan or Complete Discontinuance of Contributions................13-1
    13.4      Amendment of Plan........................................................................13-2

SECTION 14    TOP HEAVY PROVISIONS.....................................................................14-1
    14.1      Determination of Whether Plan Is Top Heavy...............................................14-1
    14.2      Effect of Top Heavy Status on Vesting....................................................14-5
    14.3      Effect of Top Heavy Status on Contributions..............................................14-5
    14.4      Effect of Top Heavy Status on Combined Maximum Plan Limits...............................14-6

SECTION 15    MISCELLANEOUS............................................................................15-1
    15.1      Trust....................................................................................15-1
    15.2      Mergers, Consolidations, and Transfers of Assets.........................................15-1
    15.3      Benefits and Service for Military Service................................................15-2
    15.4      Correction of Inadvertent Errors.........................................................15-2
    15.5      Application of Certain Plan Provisions to Prior Plans....................................15-2
    15.6      Authority to Act for Federated or Other Employer.........................................15-2
    15.7      Relationship of Plan to Employment Rights................................................15-3
    15.8      Applicable Law...........................................................................15-3
    15.9      Agent for Service of Process.............................................................15-3
    15.10     Reporting and Disclosure.................................................................15-3
    15.11     Separability of Provisions...............................................................15-3
    15.12     Counterparts.............................................................................15-3
    15.13     Headings.................................................................................15-3
    15.14     Construction.............................................................................15-4
    15.15     Applicable Benefit Provisions............................................................15-4
    15.16     Employment Rule..........................................................................15-4

SIGNATURE PAGE......................................................................................... S-1
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                                    SECTION 1
                                    ---------

                                   DEFINITIONS
                                   -----------


         As used in this Plan, the following general terms shall have the meanings indicated below unless it is clear from the context that another meaning is intended:

         1.1 ACCOUNTS - means, with respect to any Participant, the bookkeeping accounts established by the Committee for the Participant in accordance with the provisions of this Plan, and as to which contributions, forfeitures, and Trust income and losses may be allocable under the Plan. The specific types and names of Accounts provided for a Participant under the Plan are set forth in the subsequent provisions of the Plan. Any reference to an Account (or to a portion of an Account) in this Plan shall also be deemed a reference to all amounts allocated to such Account (or to such Account portion) under this Plan.

         1.2 AFFILIATED EMPLOYER - means each corporation which is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code as modified when applicable by Section 415(h) of the Code) of which the Employer is a member, each trade or business which is under common control (within the meaning of Section 414(c) of the Code as modified when applicable by Section 415(h) of the Code) with the Employer, each member of an affiliated service group (within the meaning of Section 414(m) of the Code) which includes the Employer, and each other entity required to be aggregated with the Employer under Section 414(o) of the Code; except that any corporation or trade or business which is considered as part of the Employer as defined in Section 1.10 below shall not also be considered an Affiliated Employer hereunder.

         1.3 ANNUITY - means a form of benefit without life insurance which provides for equal payments at regular installments over more than a one-year period.

         1.4 BOARD - means the Board of Directors of Federated.

         1.5 CODE - means the Internal Revenue Code of 1986 and the sections thereof, as such law and sections exist as of the Effective Amendment Date or may thereafter be amended or renumbered.

         1.6 COMMITTEE - means the committee appointed by Federated to serve as the administrative and investment committee described in Section 12 below. Federated may appoint the same committee to perform the duties and responsibilities of the committee under this Plan and the committee under any other tax-qualified retirement or savings plan maintained by the Employer or any Affiliated Employer.

         1.7 COMPENSATION - means, with respect to an Employee and for any period, the amount determined as follows:

                                      1-1

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                  (a) Subject to paragraphs (b), (c), and (d) below, the
Employee's "Compensation" for any period shall mean his or her wages (within the meaning of Section 3401(a) of the Code) and all other compensation paid to the Employee by the Employer for his or her period of service as an Employee and for which the Employer is required to furnish the Employee a written statement under
Section 6051(a)(3) of the Code (E.G., compensation reported in Box 1 on a Form W-2). Such Compensation shall be determined without regard to any rules under
Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed. In addition, the Employee's Compensation shall not be aggregated for Plan purposes with the Compensation of any other Employee, including any other Employee who is a family member of the subject Employee.

                  (b) Notwithstanding the foregoing, the following types of irregular or additional compensation shall not be included in the "Compensation" of an Employee for any period by reason of the provisions of paragraph (a) above: director's fees; contributions made to or payments received from a plan of deferred compensation; amounts realized from or recognized by reason of a restricted stock award; amounts realized from or recognized by reason of stock appreciation rights; amounts realized from or recognized by reason of the exercise of a stock option or the disposition of stock acquired under a stock option; long-term cash bonuses based on meeting performance goals which are measured over more than a one year period; moving expense reimbursements or payments made to cover mortgage interest differentials resulting from a move; merchandise or savings bond awards; reimbursements for tuition or educational expenses; cost of living allowances; amounts resulting from a forgiveness of a loan; retention bonuses or severance pay paid by reason of or approved by an order of a court; amounts which represent a sign-on bonus for agreeing to be employed by the Employer; sick pay or disability payments made under a third-party payor arrangement; any imputed income or the like arising under welfare or other fringe benefit plans or programs (including but not limited to group term life insurance, use of employer cars, financial counseling, and employee discounts); any payments made to cover any personal income taxes resulting from the imputing of income by reason of welfare or other fringe benefits; and lump sum severance payments or lump sum payments in settlement of disputes involving termination of employment which are not otherwise described in this paragraph (b).

                  (c) In addition to the amounts included in the Employee's "Compensation" for any period under paragraph (a) and paragraph (b) above, and notwithstanding the provisions of such paragraphs, the Employee's "Compensation" for any period shall also include (1) any amounts contributed to a plan qualified under Section 401(a) of the Code and maintained by the Employer which were subject to a cash or deferred election of the Employee made under and pursuant to Section 401(k) of the Code and which are not includable in the Employee's income for such period by reason of Section 402(e)(3) of the Code and
(2) any amounts treated as employer contributions to a cafeteria plan maintained by the Employer by reason of an election of the Employee made under and pursuant to Section 125 of the Code and which are not includable in the Employee's income for such period by reason of Section 125 of the Code.

                                      1-2

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                  (d) Finally, notwithstanding any of the provisions of the
foregoing paragraphs of this Section 1.7, the total amount of allocations under the Plan for any Plan Year ending after the Effective Amendment Date with respect to the Accounts of the Employee shall not exceed the maximum amount of allocations which could result for such Plan Year if the "Compensation" of the Employee for such Plan Year did not exceed $150,000 (or any higher amount to which this figure is adjusted under Section 401(a)(17) of the Code by the Secretary of the Treasury or his or her delegate for the calendar year in which such Plan Year begins).

         1.8 EFFECTIVE AMENDMENT DATE - means the effective date of this amendment and restatement of the Plan, which is April 1, 1997.

         1.9 EMPLOYEE - is used herein only to refer to an individual who is eligible to be a Participant in the Plan if and after he or she meets all of the participation requirements set forth in Section 3 below (including certain minimum age and minimum service requirements set forth in Section 3 below) and means an individual who qualifies as an "Employee" under the following provisions:

                  (a) Subject to the other provisions of this Section 1.9, an "Employee" means, at any point in time, an individual who is a common law employee of the Employer and who is classified as an employee by the Employer for payroll payment and withholding purposes at such time.

                  (b) Notwithstanding the foregoing, none of the following individuals shall be considered an "Employee" for purposes of the Plan: (1) a director of the Employer who is not employed by the Employer in any other capacity; (2) except where Federated has otherwise agreed, any person whose compensation is paid by the Employer for the lessee of a leased department in a store operated by the Employer; (3) any person who is stationed outside the United States from the time he or she first becomes employed by the Employer or who receives his or her Compensation in foreign currency; (4) any person whose compensation consists solely of a retainer or fee; or (5) any person who is represented by a collective bargaining unit unless a collective bargaining agreement between the authorized representatives of such collective bargaining unit and the Employer approves such person's eligibility to participate in plans both (x) which are qualified as tax-favored plans under Section 401(a) of the Code and (y) the sponsor (as such term is defined in ERISA) of which is the Employer.

                  (c) Also, subject to the following provisions of this paragraph (c) but notwithstanding the foregoing, unless included in the Plan by action of the Board or pursuant to an applicable collective bargaining agreement, an "Employee" for purposes of the Plan shall not include any person who is a participant, eligible for participation, or in the process of qualifying for participation in any other defined contribution plan (within the meaning of Section 414(i) of the Code) which qualifies under Section 401(a) of the Code and the cost of which is borne, in whole or in part, by the Employer or any Affiliated Employer. However, a person who otherwise qualifies as an "Employee" under the other provisions of this Section 1.9 shall not be considered other than an "Employee" merely because of his or her participation in

                                      1-3
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another plan if such participation relates solely to employment which preceded the date on which he or she would otherwise become a Participant under the Plan and the person's benefits under such other plan relate solely to contributions made with respect to such past service.

                  (d) Further, when any corporation which is part of the Employer at any point in time later loses its status as being part of the Employer (because it no longer is part of a controlled group of corporations which includes Federated or because of any other reason), all persons who are considered "Employees" under this Plan by reason of their employment by such corporation immediately prior to such corporation losing its status as part of the Employer shall no longer be considered "Employees" under this Plan upon such corporation's loss of Employer status.

                  (e) In addition, any Leased Employee shall be considered an Employee only if he or she is both a Leased Employee of the Employer and Federated has agreed to his or her being considered an Employee for purposes of this Plan.

         1.10 EMPLOYER - means each and every corporation which is a member of the controlled group of corporations (within the meaning of Section 414(b) of the Code) which includes Federated. Except where the context otherwise is clear, any reference to the Employer in this Plan shall be deemed to be referring collectively to all of the corporations which comprise the Employer.

         1.11 ERISA - means the Employee Retirement Income Security Act of 1974 and the sections thereof, as such law and sections exist as of the Effective Amendment Date or may thereafter be amended or renumbered.

         1.12 FEDERATED - means Federated Department Stores, Inc., or any corporate successor thereto. Federated is the sponsor of this Plan.

         1.13 HIGHLY COMPENSATED EMPLOYEE - means, with respect to any Plan Year (for purposes of this Section 1.13, the "subject Plan Year"), any person who is a highly compensated employee (within the meaning of Section 414(q) of the Code) for the subject Plan Year. Under the provisions of Code Section 414(q) as in effect on the Effective Amendment Date, subject to any subsequent changes to such Code Section, a person shall be considered as a highly compensated employee for the subject Plan Year if he or she an Employee during at least part of such Plan Year and (1) was at any time a 5% owner (as defined in Section 416(i)(1) of the Code) of the Employer or any Affiliated Employer during the subject Plan Year or the immediately preceding Plan Year (for purposes of this Section 1.13, the "look-back Plan Year") or (2) received Compensation in excess of $80,000 in the look-back Plan Year. The $80,000 amount set forth above shall be adjusted for each Plan Year beginning after the Effective Amendment Date in accordance with the adjustment to such amount made by the Secretary of the Treasury or his or her delegate under Section 414(q)(1) of the Code. Finally, a person shall be considered a highly compensated employee for the subject Plan Year under the provisions of Code Section 414(q) as in effect on the Effective Amendment Date if he or she separated from

                                      1-4
service (or was deemed to have separated from service under Treasury regulations issued under Section 414(q) of the Code) prior to the subject Plan Year, if he or she performs no services for the Employer during the subject Plan Year, and if he or she was considered a highly compensated employee under the provisions of Code Section 414(q) for either the Plan Year in which he or she separated from service (or was deemed to have separated from service) or any Plan Year ending on or after the person's 55th birthday.

         1.14 INVESTMENT FUND - means one of the separate commingled investment funds established under the Trust which are used for the investment of assets of the Plan. The specific Investment Funds used for the Plan are described in the subsequent provisions of the Plan.

         1.15 LEASED EMPLOYEE - means any person who is a leased employee (within the meaning of Section 414(n) of the Code) of the Employer or an Affiliated Employer. Under Code Section 414(n), subject to any subsequent changes to such Code Section, a leased employee is an individual who provides services to a recipient, in a capacity other than as a common law employee of the recipient, in accordance with each of the following three requirements: (1) the services are provided pursuant to an agreement between the recipient and one or more leasing organizations; (2) the individual has performed such services for the recipient on a substantially full-time basis for a period of at least one year; and (3) such services are performed under the primary direction or control by the recipient. The determination of who is a Leased Employee shall be consistent with any regulations issued under Section 414(n) of the Code.

         1.16 LEAVE OF ABSENCE - means, with respect to an Employee, any period of the Employee's absence from service with the Employer which does not constitute a quit, retirement, or discharge under any uniform and nondiscriminatory personnel policy of the Employer which applies to the class of Employees to which such Employee belongs. For this purpose, if for any period the Employee continues to be paid his or her regular salary or wages and to perform any services required of him or her by the Employer, he or she is not considered absent from service (and thereby is not on a Leave of Absence) for such period. A Leave of Absence shall in any event include an absence of the Employee from service for maternity or paternity reasons. An absence for "maternity or paternity reasons" means an absence from service (1) by reason of the pregnancy of the Employee, (2) by reason of the birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (4) for purposes of caring for such child for a period immediately following such birth or placement. An Employee shall be treated as still being an Employee for purposes of the Plan while on a Leave of Absence, but he or she shall be treated as having terminated his or her employment with the Employer at the end of any Leave of Absence unless at such time he or she returns to service with the Employer or is granted by the Employer an extension of the approved leave of absence period.

         1.17 NON-HIGHLY COMPENSATED EMPLOYEE - means, with respect to any Plan Year, any person who is an Employee during at least part of such Plan Year and who is not a Highly Compensated Employee with respect to such Plan Year.

                                      1-5

         1.18 NORMAL RETIREMENT AGE - means, with respect to any Participant, the later of: (1) the date the Participant first reaches age 65; or (2) the fifth annual anniversary of the date the Participant first becomes a Participant in the Plan. A Participant shall be fully vested in his or her Accounts if, while an Employee, he or she attains the date which would be his or her Normal Retirement Age under this Section 1.18.

         1.19 PARTICIPANT - means, at any relevant time, any person who at such time either is eligible to actively participate in the Plan or still has accrued benefits held under the Plan. Except as may otherwise be provided in Section 4.6 below, the provisions of Section 3 below determine when a person is a Participant on or after the Effective Amendment Date.

         1.20 PLAN - means the Federated Department Stores, Inc. Profit Sharing 401(k) Investment Plan, as currently set forth in this document and as may be amended hereinafter. In addition, any reference to the "Plan" contained in this document also refers to all defined contribution plans which preceded and were continued by this current version of the Plan or any such other preceding plan, and any defined contribution plans which are or were merged into or have or had assets and liabilities directly transferred to this Plan as currently constituted or any of such other preceding plans, with all such other preceding and merged or transferred plans being referred to herein as the "Prior Plans." The provisions of the Prior Plans are hereby incorporated by reference in this document to the extent necessary to apply any provision of this document. In this regard, the Prior Plans include, but are not limited to, the Federated Department Stores, Inc. Retirement Income and Thrift Incentive Plan as in effect prior to the Effective Amendment Date (for purposes of this Section 1.20, the "prior Federated Savings Plan"), the Broadway Stores Inc. 401(k) Savings and Investment Plan (which was merged into the prior Federated Savings Plan as of March 31, 1997), the R.H. Macy & Co., Inc. Savings Plan (which was merged into the prior Federated Savings Plan as of March 31, 1997), and the Federated Savings Plan for Employees of Lazarus PA, Inc. (which was merged into the prior Federated Savings Plan as of March 31, 1997).

         1.21 PLAN ADMINISTRATOR - means Federated.

         1.22 PLAN YEAR - means the calendar year.

         1.23 SAVINGS AGREEMENT - means, with respect to a Participant and for any specified period that the agreement is in effect, any agreement between the Participant and the Employer under which the Participant's Compensation for the specified period is reduced on a pre-tax basis and/or after-tax basis (in 1% increments up to 15%) and the amount of such pre-tax and/or after-tax reduction is contributed to the Trust by the Employer on behalf of the Participant. Any Savings Agreement is also subject to the following provisions:

                  (a) In no event may a Participant reduce his or her Compensation for any specified period on either a pre-tax or after-tax basis or on an aggregate basis by more than 15% pursuant to a Savings Agreement. The Committee may, in order to make it easier for the Plan to meet the limits set forth in Sections 4A and 5A below, further restrict the amount by which

                                      1-6
any Participant who is then believed to be a Highly Compensated Employee may reduce his or her Compensation on either a pre-tax or after-tax basis or on an aggregate basis for a specified period pursuant to a Savings Agreement to some lower percent.

                  (b) Also, in no event may a Participant reduce his or her Compensation on a pre-tax basis for any calendar year by more than $9,500 (or any higher amount to which this figure is adjusted by the Secretary of the Treasury or his or her delegate for such calendar year pursuant to Section 402(g) of the Code).

                  (c) A Savings Agreement or an amendment of a Savings Agreement must be made on a form prepared or approved for this purpose by the Committee and filed with a Plan representative, by a communication to a Plan representative under a telephonic system approved by the Committee, or under any other method approved by the Committee, with the specific method or methods to be used to be chosen in its discretion by the Committee. The Committee may choose different methods to apply to Participants in different situations (E.G., requiring a form to be used for new Participant but a telephonic system to be used for other Participants). Regardless of what method is to be used for a Participant, if the Participant properly enters into a Salary Reduction Agreement or amends such an agreement under the method for doing so which applies to him or her and the type of election he or she is making, for all other provisions of the Plan he or she will be deemed to have "filed" with a Plan representative such agreement or amendment on the day he or she completes all steps required by such method to enter into such agreement or amendment.

                  (d) Any election (by an appropriate method) that 0% of the Participant's Compensation is to be reduced shall not be considered a Savings Agreement for purposes of the Plan.

         1.24 SPOUSE - means, with respect to an Employee and at any relevant time, the Employee's husband or wife who is recognized as such under the laws of the State in which the Employee resides at such time.

         1.25 TOTAL DISABILITY OR TOTALLY DISABLED - means or refers, with respect to any Participant, to the Participant's permanent and continuous mental or physical inability by reason of injury, disease, or condition to meet the requirements of any employment for wage or profit. A Participant shall be deemed to be disabled for purposes of this Plan only when both of the following two requirements are met. First, a licensed physician or psychiatrist must provide to the Plan a written opinion that the Participant is totally disabled as that term is defined above. Second, the Participant must be eligible for and receive total disability benefits under Section 223 of the Federal Social Security Act, as amended, or any similar or subsequent section or act of like intent or purpose (unless the Committee determines, based on the written opinion of a licensed physician or psychiatrist provided the Committee pursuant to the immediately preceding sentence, that the Participant would be likely to qualify for such total disability benefits if he or she survived a sufficient amount of time to be processed for and receive such benefits but that he or she is also likely to die before he or she would otherwise be determined

                                      1-7
by the Social Security Administration or other applicable government agency to qualify for or to receive such benefits).

         1.26 TRUST - means the trust agreement used from time to time as the funding media for the Plan. The Trust is hereby deemed a part of this Plan.

         1.27 TRUSTEE - means the person or entity serving from time to time as the Trustee under the Trust.

         1.28 TRUST FUND - means the trust fund established in accordance with the Trust.

                                      1-8

                                    SECTION 2
                                    ---------

                          SERVICE DEFINITIONS AND RULES
                          -----------------------------


         2.1 SERVICE DEFINITIONS. For purposes of the Plan, the following terms related to service shall have the meanings hereinafter set forth unless the context otherwise requires:

                  2.1.1 BREAK-IN-SERVICE - means, with respect to an Employee, any period which meets the following conditions:

                           (a) The Employee shall be considered to have incurred
a Break-in-Service for any Plan Year which ends after the Effective Amendment Date and for which the Employee is credited with not more than 500 Hours of Service.

                           (b) If the Employee participated in a Prior Plan
before the Effective Amendment Date, the Employee shall also be considered to have incurred a Break-in-Service for any twelve month period which occurs prior to January 1, 1997 to the extent that the provisions of the Prior Plan in which he or she last actively participated prior to January 1, 1997 treated such period as a break-in-service of the Employee as of December 31, 1996.

                  2.1.2 ELIGIBILITY SERVICE - means, with respect to an Employee, the Employee's period of service with the Employer to be taken into account for purposes of determining his or her eligibility to become a Participant in the Plan, computed as follows:

                           (a) An Employee who completes at least 1,000 Hours of
Service during the twelve consecutive month period commencing on his or her Employment Date shall be credited with one year of Eligibility Service at the end of such twelve consecutive month period.

                           (b) Further, an Employee who fails to complete at
least 1,000 Hours of Service during the twelve consecutive month period commencing on his or her Employment Date shall be credited with one year of Eligibility Service at the end of the first Plan Year commencing after such Employment Date during which he or she completes at least 1,000 Hours of Service.

                           (c) For an Employee who both (1) ceases to be an
Employee of the Employer prior to his or her being credited with one year of Eligibility Service, and (2) suffers a Break-in-Service before being subsequently reemployed by the Employer, his or her service with the Employer prior to his or her reemployment shall be disregarded in determining the Eligibility Service he or she needs under the Plan to become a Participant (and his or her Reemployment Date shall be treated as if it were his or her Employment Date for such purposes).


                                      2-1

                  2.1.3 EMPLOYMENT DATE - means, with respect to an Employee, the date on which the Employee first performs an Hour of Service.

                  2.1.4 HOUR OF SERVICE - means, with respect to an Employee, each hour for which the Employee: (1) is paid, or is entitled to payment, for the performance of duties as an Employee; (2) is directly or indirectly paid, or is entitled to payment, for a period of time (without regard to whether the employment relationship is terminated) when he or she performs no duties as an Employee due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence; or (3) is paid for any reason in connection with his or her employment as an Employee an amount as "back pay," irrespective of mitigation of damages. The crediting of Hours of Service to an Employee under the Plan shall also be subject to the following provisions:

                           (a) Notwithstanding the foregoing provisions of this
Section 2.1.4, an Hour of Service shall not be credited to an Employee on account of a payment which solely reimburses such Employee for medical, or medically related, expenses incurred by or on behalf of the Employee.

                           (b) Also, subject to the other provisions of this
Section 2.1.4, Hour of Service credit shall be calculated in accordance with paragraphs (b) and (c) of 29 C.F.R. Section 2530.200b-2 of the Department of Labor Hour of Service Regulations, which paragraphs are hereby incorporated by reference into this Plan.

                           (c) Any Employee who is exempt from the minimum wage
and overtime pay requirements of the Federal Fair Labor Standards Act, and as to whom records of actual hours worked are thereby not needed to be kept for such purposes, shall be credited with: (1) if the period on which such Employee is paid is a week (or a multiple of a week), 45 Hours of Service for each week included in each such period for which he or she would be credited with at least one Hour of Service under the other provisions of this Section 2.1.4; (2) if the period on which such Employee is paid is a semi-monthly period, 95 Hours of Service for each such semi-monthly payroll period for which he or she would be credited with at least one Hour of Service under the other provisions of this
Section 2.1.4; or (3) if the period on which such Employee is paid is a month (or a multiple of a month), 190 Hours of Service for each month included in each such period for which he or she would be credited with at least one Hour of Service under the other provisions of this Section 2.1.4.

                           (d) Hours of Service to be credited to an Employee in
connection with each period (1) which is of no more than 31 days, (2) which begins on the first day of a pay period for the Employee (for purposes of this paragraph (d), the "initial pay period"), (3) which ends on the last day of the Employee's pay period which includes the pay day for the initial pay period, and
(4) which overlaps two computation periods or occurs in a month which overlaps two computation periods shall be credited on behalf of the Employee to the computation period in which falls the first day of the month during which the pay day for the initial pay period occurs.

                                      2-2

                  2.1.5 REEMPLOYMENT DATE - means, with respect to an Employee who has previously incurred a Break-in-Service, the first day after the Employee's most recent Break-in-Service on which the Employee performs an Hour of Service.

                  2.1.6 SIX-YEAR BREAK-IN-SERVICE - means, with respect to an Employee who has ceased to be an Employee of the Employer, a period of six or more Breaks-in-Service which is not interrupted by any period which is not included in a period of a Break-in-Service.

                  2.1.7 VESTING SERVICE - means, with respect to a Participant, the Participant's service with the Employer which is taken into account under the Plan for vesting purposes (I.E., for purposes of determining the Participant's nonforfeitable percentage of the Participant's Accounts under the
Plan), computed as follows:

                           (a) The Participant shall be credited with one year
of Vesting Service for each Plan Year which ends after the Effective Amendment Date and for which the Participant is credited with at least 1,000 Hours of Service.

                           (b) The Participant shall also be credited with years
of Vesting Service equal to the number of years of vesting service he or she was credited with as of March 31, 1997 under the terms (as then in effect) of the Prior Plans in which he or she participated prior to the Effective Amendment Date (taking into account the provisions of each such Prior Plan for determining vesting service, including each such plan's provisions concerning breaks-in-service). In no event, however, shall any period which occurs prior to the Effective Amendment Date be counted more than once in determining the Participant's years of Vesting Service.

                           (c) Notwithstanding the foregoing, any Vesting
Service completed by the Participant prior to a Six-Year Break-in-Service of the Participant which ends after the Effective Amendment Date shall be disregarded under the Plan if the Participant did not have a nonforfeitable interest in any retirement benefit under the Plan at the time such Break-in-Service began.

                           (d) As a special rule, if on March 31, 1997 the
Participant was a participant in a Prior Plan which generally determined vesting service under the "elapsed time" approach described in Treas. Reg. Section 1.410(a)-7, then the Participant shall, in determining whether he or she is credited with a year of Vesting Service for the Plan Year which ends on December 31, 1997, be credited with Hours of Service for the period of the first calendar quarter of 1997 in accordance with the provisions of Section 2.1.4 above (whether or not the Participant is exempt from the minimum wage and overtime pay requirements of the Federal Fair Labor Standards Act).

         2.2 SPECIAL CREDITED EMPLOYMENT. For purposes of the Plan, years during which an Employee was employed by a corporate or other predecessor of any corporation which becomes part of the Employer or an Affiliated Employer after the Effective Amendment Date, or by any division (including any branch thereof) of the Employer or an Affiliated Employer whose

                                      2-3
business is acquired by the Employer or the Affiliated Employer after the Effective Amendment Date, shall be considered in either case years of Eligibility Service and Vesting Service for this Plan if they would have been so considered under Section 2.1.2 or 2.1.7 above (as appropriate) had they been completed with the Employer or the Affiliated Employer and if the Employee had been employed by such predecessor or division at the time it so became part of or had its business acquired by the Employer or the Affiliated Employer (unless Federated provides, by appropriate corporate action exercised in a uniform and nondiscriminatory manner prior to the Employee becoming a Participant in this Plan, that such Eligibility Service and/or Vesting Service shall not be so credited to the Employee). In addition, Federated may also in its discretion provide, by appropriate corporate action exercised in a uniform and nondiscriminatory manner, that, for purposes of the Plan, years of an Employee's employment by a lessee of a leased department of a store operated by the Employer whose business is directly assumed by the Employer shall be considered years of Eligibility Service and/or Vesting Service for this Plan if they would have been so considered under Section 2.1.2 or 2.1.7 above (as appropriate) had they been completed with the Employer and if the Employee had been employed by the lessee of such leased department at the time its business was directly assumed by the Employer. Also, any period of service of an Employee with the armed forces of the United States shall be credited as Eligibility Service and/or Vesting Service to the extent required by Federal law.

         2.3 AFFILIATED EMPLOYMENT. Notwithstanding any other provision of the Plan to the contrary:

                  2.3.1 Any period of employment of a person with the Employer during which the person is not considered an Employee, any period of employment with an Affiliated Employer, and any period during which a person is a Leased Employee shall in any such case, regardless of whether occurring prior to or after employment as an Employee of the Employer, be considered in the same manner as employment as an Employee of the Employer for purposes of crediting years of Eligibility Service and Vesting Service under this Plan to such person, determining if such person has incurred a Break-in-Service, and determining if and when such person has a vested right to a benefit under the Plan.

                  2.3.2 Further, a transfer of status from that of being an Employee to other employment with the Employer or to any employment with an Affiliated Employer shall in any such case not be considered a termination of employment from the Employer for purposes of determining when a benefit of this Plan due a Participant, if any, is to be or begin to be distributed or whether the lump sum value of such benefit is low enough so that the form of such benefit is automatically to be paid in a lump sum form; rather, such termination of employment and the time at which the lump sum value of the benefit is determined for purposes of seeing if the Participant's benefit is automatically to be paid in a lump sum form shall be deemed to occur only upon the Participant's later termination of employment from the group composed of the Employer and all Affiliated Employers.

                  2.3.3 In addition, any person who during any Plan Year is an employee of the Employer other than as an Employee, is an employee of an Affiliated Employer, or is a Leased

                                      2-4

Employee shall be considered an Employee, and any compensation received in any such capacity during such Plan Year shall (if determined under the same principles as are set forth at Section 1.7 above) be considered as Compensation, for purposes of determining the persons who are the Highly Compensated Employees for any Plan Year.

                  2.3.4 Also, any compensation received during a period by a person in the capacity of being an employee of the Employer other than as an Employee, an employee of an Affiliated Employer, or a Leased Employee shall (if determined under the same principles as are set forth at Section 1.7 above or, if another definition of compensation is used under any of the below-named Plan Sections, in accordance with such definition when being considered under such Plan Section) be considered as Compensation of his or hers for such period for purposes of Section 4A below (which provides Average Actual Deferral Percentage Limits), Section 5A below (which provides Average Actual Contribution Percentage limits), Section 6A below (which provides maximum annual addition limits), and
Section 14 below (which provides top heavy plan rules).

                  2.3.5 Finally, except as is otherwise expressly provided in this Plan or by Federated pursuant to express authorization provided in this Plan (including but not limited to Sections 4A, 5A, 6A, and 14 below), any period of employment of a person by the Employer during which the person is not considered an Employee, any period of employment with an Affiliated Employer, and any period during which a person is a Leased Employee, and any compensation or remuneration received during any such period, shall not be used in any manner in calculating the amount of any benefit or contributions to which the person is entitled under this Plan.

                                      2-5

                                    SECTION 3
                                    ---------

                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------


         3.1 ELIGIBILITY FOR PARTICIPATION. Persons shall remain or become Participants in the Plan only in accordance with the following provisions:

                  3.1.1 Any person who was a Participant in the Plan on the date immediately preceding the Effective Amendment Date shall continue to be a Participant in this Plan as of the Effective Amendment Date, unless he or she is no longer an Employee as of the Effective Amendment Date.

                  3.1.2 Further, each other person who, as of any Entry Date which occurs on or after the Effective Amendment Date, (1) has completed at least one year of Eligibility Service, (2) has attained at least age 21, and (3) is an Employee shall become a Participant as of such Entry Date. Notwithstanding the foregoing, if a person would become a Participant as of any Entry Date under the foregoing provisions of this Section 3.1.2 but for the fact he or she is not an Employee, and he or she subsequently becomes an Employee, such Employee shall be deemed a Participant in the Plan on the date he or she so subsequently becomes an Employee.

         3.2 ENTRY DATE. For purposes of the Plan and Section 3.1 above in particular, an "Entry Date" means the first day of any calendar month.

         3.3 DURATION OF PARTICIPATION.

                  3.3.1 Each Participant in the Plan shall continue to be a Participant until he or she is no longer entitled to receive Compensation and the entire balance in his or her Accounts under the Plan has been distributed or forfeited hereunder.

                  3.3.2 However, notwithstanding the foregoing, a Participant shall be eligible to enter into or continue a Savings Agreement to the extent allowed under Section 4 below only while he or she is considered an active Participant. For this purpose and all other purposes of the Plan (and in particular for purposes of Sections 3.4 and 4 below), a person is an "active Participant" for any period only if both he or she is a Participant during such period and the person is entitled to receive Compensation for such period.

         3.4 REINSTATEMENT OF PARTICIPATION. Any person who ceases to be an active Participant, but who is thereafter reemployed as an Employee by the Employer, shall be reinstated as an active Participant as of the date on which he or she next completes an Hour of Service on or after such reemployment.


                                      3-1

                                    SECTION 4
                                    ---------

                       SAVINGS AND ROLLOVER CONTRIBUTIONS
                       ----------------------------------


         4.1 EFFECTIVE DATE OF SAVINGS AGREEMENT.

                  4.1.1 Any person who continues as an active Participant in the Plan as of the Effective Amendment Date pursuant to Section 3.1.1 above and who has a Savings Agreement in effect as of the date immediately preceding the Effective Amendment Date shall continue to have such agreement apply on and after the Effective Amendment Date, until and unless he or she amends or suspends such Savings Agreement under the provisions of Section 4.2 below.

                  4.1.2 In addition, any person who becomes an active Participant in the Plan on or after the Effective Amendment Date pursuant to
Section 3.1.2 above may have a Savings Agreement take effect as of the later of the date he or she first becomes a Participant or the first pay day which occurs after his or her Savings Agreement is filed with a Plan representative and by which the Committee can reasonably put such agreement into effect.

                  4.1.3 Also, any person who is reinstated as an active Participant pursuant to Section 3.4 above may have a new Savings Agreement take effect as of the later of the date he or she is reinstated as an active Participant or the first pay day which occurs after his or her new Savings Agreement is filed with a Plan representative and by which the Committee can reasonably put such agreement into effect.

                  4.1.4 Any Savings Agreement of an active Participant which becomes effective under the foregoing provisions of this Section 4.1 shall not be effective after the active Participant ceases to be an active Participant, except with respect to Compensation paid for a prior period when he or she was an active Participant.

         4.2 AMENDMENT AND SUSPENSION OF SAVINGS AGREEMENT.

                  4.2.1 An active Participant may change or suspend his or her then effective Savings Agreement in any manner (E.G., by amending the percent of future Compensation subject to such agreement, changing the portion of his or her Savings Contributions which are to be made on a pre-tax basis and/or an after-tax basis, or suspending altogether his or her Savings Contributions) as of the first pay day which occurs after an amended Savings Agreement or another Plan form which reflects such change or suspension is filed with a Plan representative and by which the Committee can reasonably put such amended agreement or form into effect.

                  4.2.2 If an active Participant suspends his or her entire Savings Agreement under the provisions of Section 4.2.1 above during a Plan Year, he or she may enter into a new Savings Agreement as of the first pay day which occurs after his or her new Savings Agreement is filed with a Plan representative and by which the Committee can reasonably put such new

                                      4-1
agreement into effect, provided that he or she is not then prohibited from entering into a Savings Agreement by reason of a hardship withdrawal he or she has taken under this Plan (pursuant to Section 7.4 below) or any other plan maintained by the Employer or an Affiliated Employer.

         4.3 SAVINGS CONTRIBUTIONS. Subject to the other provisions of the Plan, the Employer shall contribute to the Trust, on behalf of each active Participant who has a Savings Agreement in effect, those contributions called for under such Savings Agreement. Such contributions are described in this Plan as "Savings Contributions." Savings Contributions applicable to any Participant shall be remitted by the Employer to the Trust, and allocated to the Participant's Accounts, as soon as administratively practical. For purposes of allocating Matching Contributions under the subsequent provisions of the Plan, any Savings Contributions shall be deemed to be made for the pay day to which such contributions relate and for the Plan Year during which such pay day occurs. Savings Contributions shall be made in cash and shall not be dependent on net or accumulated profits of the Employer.

         4.4 PRE- AND AFTER-TAX NATURE OF SAVINGS CONTRIBUTIONS.

                  4.4.1 Any active Participant who enters into a Savings Agreement or amended Savings Agreement under the Plan shall specify in such agreement the portion of the Savings Contributions resulting from such agreement which shall be considered under this Plan as "Pre-Tax Savings Contributions" and the portion of such Savings Contributions which shall be considered "After-Tax Savings Contributions." (The Committee may, in order to make it easier for the Plan to meet the limits set forth in Sections 4A and 5A below, restrict the maximum amount of the Savings Contributions applicable to an active Participant who is then believed to be a Highly Compensated Employee which may be specified by the Participant as Pre-Tax Savings Contributions, as After-Tax Savings Contributions, or as Pre-Tax and After-Tax Savings Contributions in the aggregate for any period to some percent of his or her Compensation for such period which is less than the maximum percent of Compensation he or she is otherwise permitted to elect to have contributed as Savings Contributions on his or her behalf for such period.)

                  4.4.2 For purposes of the Plan, any Savings Contributions applicable to an active Participant which are designated by the Participant as Pre-Tax Savings Contributions shall be contributed to the Plan prior to the Participant being deemed in receipt of such amounts for Federal income tax purposes and shall thereby be considered to have been contributed on a "pre-tax" basis.

                  4.4.3 Further, for purposes of the Plan, any Savings Contributions applicable to an active Participant which are designated by the Participant as After-Tax Savings Contributions shall be contributed to the Plan after the Participant is deemed in receipt of such amounts for Federal income tax purposes and shall thereby be considered to have been contributed on an "after-tax" basis.

                                      4-2

         4.5 SAVINGS CONTRIBUTIONS ELIGIBLE FOR MATCH. For purposes of determining the extent to which the Employer shall make Matching Contributions under Section 5 below, certain Savings Contributions made on behalf of an active Participant for any Plan Year are deemed to be "Basic Savings Contributions" which are used to help determine the amount of Matching Contributions for such Plan Year, and certain of such Savings Contributions are deemed to be "Additional Savings Contributions" which are not used to determine the amount of Matching Contributions for such Plan Year. For this purpose, the portion of the Savings Contributions made on behalf of an active Participant for any Plan Year are deemed to be Basic Savings Contributions or Additional Savings Contributions in accordance with the following rules:

                  4.5.1 Any such Savings Contributions which are made for a pay day which occurs on or after the Effective Amendment Date and designated by the Participant as Pre-Tax Savings Contributions shall be deemed to be Basic Savings Contributions for the Plan Year in which such pay day occurs to the extent they do not exceed 5% of the Participant's Compensation for such pay day and shall be deemed to be Additional Savings Contributions for the Plan Year in which such pay day occurs to the extent they do exceed 5% of the Participant's Compensation for such pay day.

                  4.5.2 Any such Savings Contributions which are made for a pay day which occurs on or after the Effective Amendment Date and designated by the Participant as After-Tax Savings Contributions shall be deemed to be Additional Savings Contributions.

                  4.5.3 In addition, any savings contributions made on behalf of the Participant with respect to any pay day which occurs on or after January 1, 1997 and prior to the Effective Amendment Date shall be deemed to be Basic Savings Contributions for the Plan Year which ends December 31, 1997 to the extent such contributions would have been used to determine matching contributions for such Plan Year under the Prior Plan in which the Participant was participating on such pay day (if such Prior Plan had continued in effect) and shall be deemed to be Additional Savings Contributions for the Plan Year which ends December 31, 1997 to the extent they would not have been used to determine matching contributions for such Plan Year under such Prior Plan.

         4.6 ROLLOVER CONTRIBUTIONS. An Employee may, whether or not he or she is yet a Participant in the Plan under the provisions of Section 3 above, cause any distribution applicable to him or her from another plan which he or she certifies is an eligible rollover distribution (within the meaning of Section 402(c) of the Code) to be paid directly from such other plan to this Plan pursuant to the terms of Section 401(a)(31) of the Code, provided that the Committee receives a written notice from the plan administrator of such other plan that the other plan has received a determination letter from the Internal Revenue Service concluding that the other plan is qualified as a tax-favored plan under Section 401(a) of the Code and provided that the Committee has no information which shows that such payment is other than an eligible rollover contribution under Section 402(c) of the Code. Any such payment to the Plan shall be referred to as a "Rollover Contribution" under the Plan. If an Employee makes a Rollover Contribution to the Plan but is not a Participant in the Plan under the provisions of Section 3 above, he or she


                                      4-3
shall still be considered a Participant under the other provisions of the Plan to the extent such other provisions concern the establishment of an Account to reflect such contribution, the investment, crediting of Plan earnings and losses, loaning, withdrawing, and distribution of such Account, and the administration of the Plan with respect to such Account, but he or she shall not be considered a Participant for any other purposes of the Plan until he or she qualifies as a Participant under the provisions of Section 3 above.

         4.7 MISTAKE OF FACT.

                  4.7.1 Any After-Tax Savings Contributions contributed to the Plan for a Participant which has been made in an amount in excess of the amount of the After-Tax Savings Contributions elected by the Participant or which have been taken from Compensation of the Participant paid when he or she was not a Participant in the Plan may be paid by the Trustee to the Participant (unless repayment is not administratively possible) as a correction of the mistake which led it to be contributed to the Plan, upon the receipt by the Trustee of a written notice of a Plan representative describing such mistake and requesting the payment of such contribution to the Participant. Plan income attributable to such contributions shall not be paid to the Participant in connection with such payment, and Plan losses attributable to such contributions shall not reduce the amount which is otherwise to be paid. (The Employer in its discretion may pay to the Participant an additional amount, determined in any manner the Employer chooses, to reflect interest which may have been earned by the Participant had the returned Savings Contributions never been made to the Plan, but any such payment shall only be made outside the Plan and shall not be paid by the Plan itself.)

                  4.7.2 Any other Savings Contributions made upon the basis of a mistaken factual assumption shall be repaid by the Trustee to the Employer (unless repayment is not administratively possible) as a correction of such mistaken factual assumption, upon the receipt by the Trustee within one year from the date of such contribution of a written notice of the Employer describing such mistaken factual assumption and requesting the return of such contributions. Plan income attributable to such contributions shall not be paid to the Employer, but Plan losses attributable to such contributions shall reduce the amount which is otherwise to be paid.

                  4.7.3 Any Rollover Contribution of a Participant which the Committee later determines was not an eligible rollover contribution under
Section 402(c) of the Code shall be distributed (after being adjusted by Plan income and losses which the Committee reasonably determines were attributable to such contribution) to the Participant within a reasonable administrative period after the Committee makes such determination.

                                      4-4

                                   SECTION 4A
                                   ----------

                 AVERAGE ACTUAL DEFERRAL PERCENTAGE RESTRICTIONS
                 -----------------------------------------------


         4A.1 AVERAGE ACTUAL DEFERRAL PERCENTAGE LIMITS. The Average Actual Deferral Percentage of the Highly Compensated Employees for any Plan Year which ends after the Effective Amendment Date (for purposes of this Section 4A.1, the "subject Plan Year") must satisfy one of the following limits:

                  4A.1.1 LIMITATION 1: The Average Actual Deferral Percentage of the Highly Compensated Employees for the subject Plan Year may not exceed the Average Actual Deferral Percentage of the Non-Highly Compensated Employees for the subject Plan Year multiplied by 1.25; or

                  4A.1.2 LIMITATION 2: The Average Actual Deferral Percentage of the Highly Compensated Employees for the subject Plan Year both may not exceed the Average Actual Deferral Percentage of the Non-Highly Compensated Employees for the subject Plan Year multiplied by 2.0 and may not exceed the Average Actual Deferral Percentage of the Non-Highly Compensated Employees for the subject Plan Year by more than two percentage points.

Notwithstanding the foregoing, for any subject Plan Year which begins on or after January 1, 1998, the Average Actual Deferral Percentage of the Non-Highly Compensated Employees for the Plan Year which immediately precedes such subject Plan Year shall be used, instead of such percentage for such subject Plan Year, in determining whether the above limitations are met for such subject Plan Year.

         4A.2 SPECIAL RULES FOR AVERAGE ACTUAL DEFERRAL PERCENTAGE LIMITS. For purposes of the limits set forth in Section 4A.1 above, the following special rules apply:

                  4A.2.1 If, with respect to any Plan Year (for purposes of this Section 4A.2.1, the "subject Plan Year"), an Eligible Participant who is a Highly Compensated Employee for the subject Plan Year is or was eligible to participate in a cash or deferred arrangement, which qualifies under Section 401(k) of the Code and is contained in an aggregatable plan, during at least a part of such aggregatable plan's plan year which ends in the same calendar year in which the subject Plan Year ends (for purposes of this Section 4A.2.1, the "aggregatable plan's subject plan year"), then, for the purpose of determining the Actual Deferral Percentage of the Eligible Participant for the subject Plan Year under this Plan, any contributions made to such aggregatable plan for the aggregatable plan's subject plan year which would be treated as Pre-Tax Savings Contributions of the Eligible Participant for the subject Plan Year had they been allowed and made under this Plan for the subject Plan Year shall be treated as if they were Pre-Tax Savings Contributions of the Eligible Participant under this Plan for the subject Plan Year. For purposes hereof, an "aggregatable plan" is a plan other than this Plan which is qualified under Section 401(a) of the Code, is maintained by the Employer or an

                                      4A-1

Affiliated Employer, and is not prohibited from being aggregated with this Plan for purposes of Section 410(b) of the Code under Treas. Reg. Section 1.410(b)-7.

                  4A.2.2 For purposes of determining if the Average Actual Deferral Percentage limit of Section 4A.1 above is met for any Plan Year (for purposes of this Section 4A.2.2, the "subject Plan Year"), the Plan may treat any Matching Contributions (as provided for in Section 5.1 below) which are made on behalf of an Eligible Participant who is a Non-Highly Compensated Employee for the subject Plan Year or the immediately preceding Plan Year (whichever of such Plan Years is used to determine such percentage for purposes of the limits of Section 4A.1 which apply to the subject Plan Year) as being Pre-Tax Savings Contributions of such Eligible Participant for such Plan Year to the extent the treatment of such Matching Contributions as Savings Contributions is helpful in meeting the limits of Section 4A.1 above for the subject Plan Year, provided that the Eligible Participant has been fully vested at all times in the portion of his or her Accounts which is attributable to such Matching Contributions and also provided that the limits of Section 5A.1 below are still met for such Plan Year even if the Matching Contributions being treated as Savings Contributions hereunder are disregarded for purposes of meeting such limit.

                  4A.2.3 To be counted in determining whether the Average Actual Deferral Percentage limits are met for any Plan Year, any Pre-Tax Savings Contributions must be paid to the Trust before the end of the Plan Year which next follows the Plan Year to which such contributions relate.

                  4A.2.4 For purposes of this Section 4A, Pre-Tax Savings Contributions are treated as being "made on behalf of an Eligible Participant" for a Plan Year if such contributions relate to pay days of the Eligible Participant which occur during such Plan Year.

                  4A.2.5 For purposes of this Section 4A, the Prior Plans shall be considered as if they had been part of the "Plan" with respect to the Plan Year which ends December 31, 1997, persons who were participants in the Prior Plans between January 1, 1997 and the Effective Amendment Date shall be considered as Participants in this Plan for the Plan Year which ends December 31, 1997, and contributions which are made under such Prior Plans with respect to pay days occurring between January 1, 1997 and the Effective Amendment Date and which would be considered as Pre-Tax Savings Contributions for the Plan Year which ends December 31, 1997 if they had been made under this Plan shall be treated as Pre-Tax Savings Contributions under this Plan for the Plan Year which ends December 31, 1997.

4A.3 DISTRIBUTION OR RECHARACTERIZATION OF EXCESS CONTRIBUTIONS. Subject to the provisions of this Section 4A.3 but notwithstanding any other provision of the Plan to the contrary, any Excess Contributions applicable to any Plan Year which ends after the Effective Amendment Date (for purposes of this Section 4A.3, the "subject Plan Year") shall be distributed during (but no later than the last day
of) the immediately following Plan Year to Eligible Participants who were Highly Compensated Employees for the subject Plan Year. (Such Excess Contributions, even if distributed, shall still be treated as part of the Annual Addition,

                                      4A-2
as defined in Section 6A below, for the subject Plan Year.) The following provisions apply to this distribution requirement:

                  4A.3.1(a) For purposes of the Plan, "Excess Contributions" for any subject Plan Year means the amount (if any) by which the aggregate sum of Pre-Tax Savings Contributions paid to the Trust for such Plan Year on behalf of Eligible Participants who are Highly Compensated Employees for such Plan Year exceeds the maximum amount of such Pre-Tax Savings Contributions which could have been made and still have satisfied one of the limitations set forth in
Section 4A.1 above. The Excess Contributions for any subject Plan Year shall be determined, and applied to Eligible Participants who are Highly Compensated Employees for the subject Plan Year for distribution purposes, in accordance with the methods described in paragraphs (b) and (c) below.

                           (b) The total amount of Excess Contributions for any
subject Plan Year shall be deemed to be the sum of the Excess Contributions which are determined to apply to each Eligible Participant who is a Highly Compensated Employee for the subject Plan Year under the leveling method which is described in this paragraph (b). Under this leveling method, the Actual Deferral Percentage of the Highly Compensated Employee(s) with the highest Actual Deferral Percentage for the subject Plan Year is reduced to the extent required to enable one of the applicable limitations set forth in Section 4A.1 above to be satisfied for the subject Plan Year or to cause such Actual Deferral Percentage to equal the Actual Deferral Percentage of the Highly Compensated Employee(s) with the next highest Actual Deferral Percentage for the subject Plan Year, whichever comes first. This process is repeated as necessary until one of the applicable limitations set forth in Section 4A.1 above is satisfied for the subject Plan Year. For each Highly Compensated Employee, his or her amount of Excess Contributions for the subject Plan Year under this leveling method is equal to: (1) the total of the Pre-Tax Savings Contributions paid to the Trust for the subject Plan Year on his or her behalf (determined before the application of this leveling method), less (2) the amount determined by multiplying the Highly Compensated Employee's Actual Deferral Percentage for the subject Plan Year (determined after the application of this leveling method) by his or her Compensation for the subject Plan Year. In no event shall the Excess Contributions which are determined to apply to a Highly Compensated Employee for the subject Plan Year under this leveling method exceed the total of the Pre-Tax Savings Contributions paid to the Trust on his or her behalf for the subject Plan Year (determined before application of this leveling method). However, the leveling method described in this paragraph (b) is used only to determine the total sum of Excess Contributions for the subject Plan Year and is not used to determine the portion of such total sum of Excess Contributions which will be distributed to any Eligible Participant who is a Highly Compensated Employee for the subject Plan Year; instead, the method for determining the portion of such Excess Contributions which will be distributed to each such Highly Compensated Employee is described in paragraph (c) below.

                           (c) The portion of the total sum of Excess
Contributions for any subject Plan Year which will be distributed to any Eligible Participant who is a Highly Compensated Employee for the subject Plan Year shall be determined under the dollar amount reduction

                                      4A-3
method described in this paragraph (c). Under this dollar amount reduction method, the dollar amount of the Pre-Tax Savings Contributions made to the Trust for the subject Plan Year on behalf of the Highly Compensated Employee(s) with the highest dollar amount of Pre-Tax Savings Contributions for the subject Plan Year is reduced to the extent required to equal the dollar amount of the Pre-Tax Savings Contributions made to the Trust for the subject Plan Year on behalf of the Highly Compensated Employee(s) with the next highest dollar amount of Pre-Tax Savings Contributions for the subject Plan Year or to cause the total dollar amount of the reductions in Pre-Tax Savings Contributions for the subject Plan Year under this dollar amount reduction method to equal the total sum of the Excess Contributions for the subject Plan Year (as determined under paragraph (b) above), whichever comes first. This process is repeated as necessary until the total dollar amount of the reductions in Pre-Tax Savings Contributions for the subject Plan Year equals the total sum of the Excess Contributions for the subject Plan Year (as determined under paragraph (b) above). For each Highly Compensated Employee, his or her portion of the total amount of the Excess Contributions for the subject Plan Year which will be distributed to him or her is equal to the total dollar amount of the reductions made in his or her Pre-Tax Savings Contributions for the subject Plan Year under this dollar amount reduction method.

                  4A.3.2 (a) The distribution of any portion of the Excess Contributions for a subject Plan Year to an Eligible Participant under the provisions of this Section 4A.3 shall be adjusted upward for the Trust's income allocable thereto (or downward for the Trust's loss allocable thereto), as determined under paragraph (b) below.

                           (b) For purposes hereof, the Trust's income (or loss)
allocable to any Excess Contributions applicable to a subject Plan Year and applied to an Eligible Participant for distribution purposes shall be equal to the product obtained by multiplying (1) the net income (or net loss) for the subject Plan Year and for the gap period of the Investment Fund or Funds in which the Eligible Participant's Savings Contributions were invested which is allocable under Section 6.7 below to the portion of the Participant's Savings Account attributable to Pre-Tax Savings Contributions by (2) a fraction, the numerator of which is the amount of the Excess Contributions otherwise being distributed to the Eligible Participant and the denominator of which is the total balance as of the first day of the subject Plan Year of the portion of the Eligible Participant's Savings Account attributable to Pre-Tax Savings Contributions plus the Pre-Tax Savings Contributions allocated to that portion of his or her Savings Account for the subject Plan Year and for the gap period. For purposes hereof, the "gap period" refers to the period from the end of the subject Plan Year through the last date for which investment returns of the applicable Investment Fund or Funds have been completed and the results of which are reasonably available to the Committee prior to the date the Excess Contributions are being distributed.

                           (c) If any Excess Contributions applicable to an
Eligible Participant and for a subject Plan Year are distributed to the Eligible Participant under the provisions of this Section 4A.3, then, pursuant to Section 411(a)(3)(G) of the Code and Treas. Reg. Section 1.411(a)-4(b)(7), any Matching Contributions which are allocated to the Eligible Participant's

                                     4A-4

Matching Account for such Plan Year by reason of such Excess Contributions (and not yet distributed or forfeited under the Plan by the date the Excess Contributions are distributed) shall, together with the Trust's income allocable thereto (or less the Trust's loss allocable thereto), be forfeited as of the day such Excess Contributions are distributed to the Eligible Participant (and such forfeited amounts shall be reallocated to Accounts of Participants in accordance with later provisions of the Plan). For these purposes, the Trust's income (or loss) allocable to any such forfeited Matching Contributions shall be equal to the product obtained by multiplying (1) the total net income (or total net loss) for the subject Plan Year and for the gap period of the Investment Fund or Funds in which the Eligible Participant's Matching Contributions were invested which is allocable under Section 6.7 below to the portion of the Eligible Participant's Matching Account attributable to Matching Contributions by (2) a fraction, the numerator of which is the Matching Contributions being forfeited under this paragraph (c) and the denominator of which is the total balance as of the first day of the subject Plan Year of the portion of the Eligible Participant's Matching Account attributable to Matching Contributions plus the Matching Contributions and forfeitures allocated to his or her Matching Account for the subject Plan Year and for the gap period. For purposes hereof, the "gap period" refers to the period from the end of the subject Plan Year through the last date for which investment returns of the applicable Investment Fund or Funds have been completed and the results of which are reasonably available to the Committee prior to the date the Matching Contributions are being forfeited hereunder.

                           (d) If the entire balance of the portion of an
Eligible Participant's Savings Account which is attributable to Pre-Tax Savings Contributions is distributed to the Eligible Participant during a subject Plan Year (and no balance remains in that portion of his or her Savings Account at the end of such Plan Year), then such distribution shall be deemed for all purposes of this Plan as a distribution under this Section 4A.3.2 of the Excess Contributions applicable for distributions purposes to the Eligible Participant for the subject Plan Year (and Trust income or loss allocable thereto) to the extent Excess Contributions (and allocable Trust income or losses) would otherwise have been required to be distributed to the Eligible Participant under this Section 4A.3.

                  4A.3.3 Notwithstanding any other provision of the Plan to the contrary, the limitations set forth in Section 4A.1 above shall be deemed met for any subject Plan Year if the Excess Contributions for such Plan Year are distributed in accordance with and to the extent required by the foregoing provisions of this Section 4A.3.

                  4A.3.4 If any Excess Contributions applicable to a subject Plan Year are not distributed to the appropriate Eligible Participants within 2-1/2 months after the last day of the subject Plan Year, an excise tax shall be imposed under Code Section 4979 on the Employer in an amount generally equal to 10% of such Excess Contributions (unadjusted for income or loss allocable thereto).

         4A.4 DEFINITIONS FOR AVERAGE ACTUAL DEFERRAL PERCENTAGE LIMITS. For purposes of the limits set forth in this Section 4A, the following definitions shall apply:

                                      4A-5

                  4A.4.1 "Average Actual Deferral Percentage" for any Plan Year means: (1) with respect to the Highly Compensated Employees, the average (to the nearest one-hundredth of a percent) of the Actual Deferral Percentages of the Eligible Participants who are Highly Compensated Employees for such Plan Year; and (2) with respect to the Non-Highly Compensated Employees, the average (to the nearest one-hundredth of a percent) of the Actual Deferral Percentages of the Eligible Participants who are Non-Highly Compensated Employees for such Plan Year.

                  4A.4.2 "Actual Deferral Percentage" for any Plan Year means, with respect to any person who is an Eligible Participant for such Plan Year, the ratio (expressed as a percentage to the nearest one-hundredth of a percent) of the Pre-Tax Savings Contributions made on behalf of the Eligible Participant for such Plan Year to the Compensation of the Eligible Participant for the entire Plan Year (regardless of whether he or she is a Participant for the entire Plan Year or for only part but not all of such Plan Year). The Actual Deferral Percentage of a person who is an Eligible Participant for such Plan Year but who does not have any Pre-Tax Savings Contributions made on his or her behalf for such Plan Year is 0%.

                  4A.4.3 "Eligible Participant" means, for any Plan Year, each person who is both a Participant under the Plan and an Employee during at least part of such Plan Year.

         4A.5 DISAGGREGATING PORTIONS OF PLAN. The provisions of Sections 4A.1 through 4A.4 above shall be applied separately for the portion of this Plan which covers Participants who are not collectively bargained employees and the portion of the Plan which covers Participants who are collectively bargained employees and as if each such portion were a separate plan. For purposes hereof, a "collectively bargained employee" is an Employee who is included in a unit of employees covered by a collective bargaining agreement between employee representatives and the Employer, provided retirement benefits were the subject of good faith bargaining between such employee representatives and the Employer.


                                      4A-6

                                    SECTION 5
                                    ---------

                             MATCHING CONTRIBUTIONS
                             ----------------------


         5.1 ANNUAL AMOUNT OF MATCHING CONTRIBUTIONS. For each Plan Year which ends after the Effective Amendment Date, the Employer shall contribute amounts to the Trust in addition to the Savings Contributions elected by Participants for such Plan Year. Such additional contributions shall be referred to in the Plan as "Matching Contributions." Subject to the other provisions of the Plan, the amount of Matching Contributions which shall be made by the Employer for any Plan Year which ends after the Effective Amendment Date (for purposes of this Section 5.1, the "subject Plan Year") shall be the amount determined under the following provisions of this Section 5:

                  5.1.1 Subject to the provisions of Sections 5.1.2 and 5.1.3 below, the amount of Matching Contributions which shall be made by the Employer for the subject Plan Year shall be the lesser of the amounts set forth in paragraphs (a) and (b) below:

                           (a) An amount equal to 100% of the aggregate Basic
Savings Contributions which are made for the subject Plan Year to the Plan on behalf of those Participants who are employed by the Employer on the last day of the subject Plan Year and who did not make any withdrawal during the subject Plan Year from the portion of their Accounts which reflect Basic Savings Contributions; or

                           (b) An amount equal to 3.5% of the Employer's Net
Income, as determined for the tax year of the Employer which begins in the subject Plan Year, before deduction of any Matching Contributions to this Plan and only after excluding the amount of any extraordinary items, by the Federated's chief accounting officer in accordance with the standard accounting procedures of Federated and as so categorized in the financial statements of the Employer.

                  5.1.2 In addition to the amount determined under Section 5.1.1 above, the Employer shall, subject to the provisions of Section 5.1.3 below, also make a further amount of Matching Contributions for the subject Plan Year to the extent necessary so that each Participant who is employed by the Employer on the last day of the subject Plan Year and who did not make any withdrawal during the subject Plan Year from the portion of his or her Accounts which reflect his or her Basic Savings Contributions is allocated under Section 6.2 below a total amount of Matching Contributions (after taking into account his or her share of the Matching Contributions made pursuant to Section 5.1.1 above) which is equal to 33-1/3% of the Basic Savings Contributions made by or for him or her for the subject Plan Year.

                  5.1.3 To the extent permitted by Section 8.6 below, any forfeitures arising during the subject Plan Year shall be used to reduce and be substituted in place of those Matching Contributions otherwise required under Sections 5.1.1 and 5.1.2 above for the subject

                                      5-1

Plan Year which exceed the amount of Matching Contributions which would be made for the subject Plan Year if such amount were limited to the amount described in paragraph (b) of Section 5.1.1 above. For purposes of Section 6.2 below, which concerns the allocation of Matching Contributions, any forfeitures (or other amounts) which are used to reduce and substitute for any amount of Matching Contributions for the subject Plan Year shall be considered as if they were Matching Contributions for the subject Plan Year.

         5.2 TIME AND FORM OF MATCHING CONTRIBUTIONS.

                  5.2.1 Subject to the provisions of Section 5.2.2 below, the Matching Contributions for any Plan Year may be paid in one or more installments, but the total amount to be contributed must be paid to the Trust on or before the last date permitted by applicable law for deduction of such contributions for the tax year of the Employer in which such Plan Year ends. Any such Matching Contributions shall be allocated among Participants' Accounts as of the last day of the Plan Year for which such contributions are made or as soon as administratively practical after such contributions are paid to the Trust, whichever is later.

                  5.2.2 The actual amount paid as Matching Contributions for any Plan Year may initially, to the extent determined with respect to the amount set forth in Section 5.1.1(b) above, be based upon the Federated's Net Income as estimated by Federated's chief accounting officer in accordance with data available to him or her at the time the estimate is made. In the event that, after Federated's chief accounting officer subsequently determines the final calculation of the amount set forth in Section 5.1.1(b) above, an additional amount is required to be contributed to the Plan by the Employer to meet the required Matching Contribution provisions of Section 5.1 above, then the Employer will make such additional contribution as soon as possible after such final calculation is completed. In the event that the final calculation of the amount set forth in Section 5.1.1(b) above shows that the Employer made Matching Contributions for the subject Plan Year in excess of the amount required under
Section 5.1 above, the amount by which the actual amount of Matching Contributions which were made exceeds the required Matching Contributions for such Plan Year shall be deemed not to have been made for such Plan Year but instead shall be deemed made in the next following Plan Year and shall be used as soon as possible to reduce (and to substitute for) the next required Matching Contributions to be made to the Plan.

                  5.2.3 The Matching Contributions made for any Plan Year shall be made in cash or, in the discretion of the Employer, in common stock of Federated.

         5.3 MISTAKE OF FACT. Any Matching Contributions made upon the basis of a mistaken factual assumption shall be repaid by the Plan to the Employer (unless repayment is not administratively possible) as a correction of such mistaken factual assumption, upon the receipt by the Trustee within one year from the date of such contributions of a written notice of the Employer describing such mistaken factual assumption and requesting the return of such contributions. Plan income attributable to such contributions may not be paid to the Employer,
                                      5-2
but Plan losses attributable to such contributions shall reduce the amount which is otherwise to be paid.

                                      5-3

                                   SECTION 5A
                                   ----------

               AVERAGE ACTUAL CONTRIBUTION PERCENTAGE RESTRICTIONS
               ---------------------------------------------------


         5A.1 AVERAGE ACTUAL CONTRIBUTION PERCENTAGE LIMITS.

                  5A.1.1 The Average Actual Contribution Percentage for Highly Compensated Employees for any Plan Year which ends after the Effective Amendment Date (for purposes of this Section 5A.1, the "subject Plan Year") must satisfy one of the following limits:

                           (a) LIMITATION 1: The Average Actual Contribution
Percentage of the Highly Compensated Employees for the subject Plan Year may not exceed the Average Actual Contribution Percentage of the Non-Highly Compensated Employees for the subject Plan Year multiplied by 1.25; or

                           (b) LIMITATION 2: The Average Actual Contribution
Percentage of the Highly Compensated Employees for the subject Plan Year both may not exceed the Average Actual Contribution Percentage of the Non-Highly Compensated Employees for the subject Plan Year multiplied by 2.0 and may not exceed the Average Actual Contribution Percentage of the Non-Highly Compensated Employees for the subject Plan Year by more than two percentage points.

Notwithstanding the foregoing, for any subject Plan Year which begins on or after January 1, 1998, the Average Actual Contribution Percentage of the Non-Highly Compensated Employees for the Plan Year which immediately precedes such subject Plan Year shall be used, instead of such percentage for such subject Plan Year, in determining whether the above limitations are met for such subject Plan Year.

                  5A.1.2 In addition, the Average Actual Contribution Percentage of the Highly Compensated Employees for any subject Plan Year may not, when added to the Average Actual Deferral Percentage of the Highly Compensated Employees for the same Plan Year, exceed the Aggregate Limit. For purposes of the limitation set forth in this Section 5A.1.2, such Average Actual Deferral Percentage and Average Actual Contribution Percentage shall be determined as if all Excess Contributions attributable to the limits set forth in Section 4A.1 above had previously been determined and distributed and as if all Excess Aggregate Contributions attributable to the limits set forth in Section 5A.1.1 above had previously been determined and distributed or forfeited (and hence as if such Average Actual Deferral Percentage and Average Actual Contribution Percentage had been calculated without considering the contributions reflected in such Excess Contributions and Excess Aggregate Contributions, respectively). Also, notwithstanding the foregoing, the limitation set forth in this Section 5A.1.2 shall automatically be deemed met for a subject Plan Year if either the Average Actual Deferral Percentage of the Highly Compensated Employees for the subject Plan Year is not in excess of the Average Actual Deferral Percentage of the Non-Highly Compensated Employees for the subject Plan Year multiplied by
1.25 or the Average Actual Contribution Percentage of the Highly Compensated Employees for the

                                      5A-1
subject Plan Year is not in excess of the Average Actual Contribution Percentage of the Non-Highly Compensated Employees for the subject Plan Year multiplied by
1.25. Notwithstanding the foregoing, for any subject Plan Year which begins on or after January 1, 1998, the Average Actual Deferral Percentage and the Average Actual Contribution Percentage of the Non-Highly Compensated Employees for the Plan Year which immediately precedes such subject Plan Year shall be used, instead of such percentages for such subject Plan Year, in determining whether the conditions set forth in the immediately preceding sentence are met for such subject Plan Year.

                  5A.1.3 As is provided in Section 5A.3 below, the Plan shall correct any violation of the limitations of either Section 5A.1.1 above or
Section 5A.1.2 above for any subject Plan Year by reducing (in the manner set forth in Section 5A.3 below) the Average Actual Contribution Percentage of the Highly Compensated Employees for such subject Plan Year.

         5A.2 SPECIAL RULES FOR AVERAGE ACTUAL CONTRIBUTION PERCENTAGE LIMITS. For purposes of the limits set forth in Section 5A.1 above, the following special rules apply:

                  5A.2.1 If, with respect to any Plan Year (for purposes of this Section 5A.2.1, the "subject Plan Year"), an Eligible Participant who is a Highly Compensated Employee for the subject Plan Year is or was eligible to participate in an aggregatable plan, of which a part is subject to the provisions of Section 401(m) of the Code, during at least a part of such aggregatable plan's plan year which ends in the same calendar year in which the subject Plan Year ends (for purposes of this Section 5A.2.1, the "aggregatable plan's subject plan year"), then, for the purpose of determining the Actual Contribution Percentage of the Eligible Participant for the subject Plan Year under this Plan, any contributions made to such aggregatable plan for the aggregatable plan's subject plan year which would be treated as After-Tax Savings Contributions or Matching Contributions of the Eligible Participant for the subject Plan Year had they been allowed and made under this Plan for the subject Plan Year shall be treated as if they were After-Tax Savings Contributions or Matching Contributions of the Eligible Participant under this Plan for the subject Plan Year. For purposes hereof, an "aggregatable plan" is a plan other than this Plan which is qualified under Section 401(a) of the Code, is maintained by the Employer or an Affiliated Employer, and is not prohibited from being aggregated with this Plan for purposes of Section 410(b) of the Code under Treas. Reg. Section 1.410(b)-7.

                  5A.2.2 For purposes of determining if the Average Actual Contribution Percentage limits of Section 5A.1 above are met for any Plan Year (for purposes of this Section 5A.2.2, the "subject Plan Year"), the Plan may treat any Pre-Tax Savings Contributions (as provided for in Section 4 above) which are made on behalf of an Eligible Participant who is treated as a Non-Highly Compensated Employee for purposes of determining the Average Actual Deferral Percentage of the Non-Highly Compensated Employees for the subject Plan Year or the immediately preceding Plan Year (whichever of such Plan Years is used to determine such

                                      5A-2
percentage for purposes of the limits of Section 5A.1 which apply to the subject Plan Year) as being Matching Contributions of such Eligible Participant for such Plan Year to the extent the treatment of such Pre-Tax Savings Contributions as Matching Contributions is helpful in meeting the limits of Section 5A.1 above for the subject Plan Year, provided that the limits of Section 4A.1 above are still met for the subject Plan Year even if the Pre-Tax Savings Contributions being treated as Matching Contributions hereunder are disregarded for purposes of meeting such limits.

                  5A.2.3 To be counted in determining whether the Average Actual Contribution Percentage limits are met for any Plan Year, any Matching Contributions or After-Tax Savings Contributions must be paid to the Trust before the end of the Plan Year which next follows the Plan Year to which such contributions relate.

                  5A.2.4 Notwithstanding any other provisions herein to the contrary, any Matching Contributions which are forfeited under Section 4A.3.2(c) above by reason of relating to Excess Contributions which are distributed to an Eligible Participant shall not be taken into account in determining the Eligible Participant's Actual Contribution Percentage for any Plan Year or considered as Matching Contributions for any other purpose under this Section 5A.

                  5A.2.5 For purposes of this Section 5A, Matching Contributions or After-Tax Savings Contributions are treated as being "made on behalf of an Eligible Participant" for a Plan Year if such contributions are allocated to an Account of the Eligible Participant by reason of Basic Savings Contributions which relate to pay days of the Eligible Participant which occur during such Plan Year.

         5A.3 DISTRIBUTION OR FORFEITURE OF EXCESS AGGREGATE CONTRIBUTIONS. Subject to the provisions of this Section 5A.3 but notwithstanding any other provision of the Plan to the contrary, any Excess Aggregate Contributions applicable to any Plan Year which ends after the Effective Amendment Date (for purposes of this Section 5A.3, the "subject Plan Year") shall be distributed no later than the last day of the immediately following Plan Year to Eligible Participants who were Highly Compensated Employees for the subject Plan Year or forfeited no later than as of the last day of such immediately following Plan Year, in accordance with the following provisions of this Section 5A. (Such Excess Aggregate Contributions shall still be treated as part of the Annual Addition, as defined in Section 6A below, for the subject Plan Year.) The following provisions apply to this distribution or forfeiture requirement:

                  5A.3.1(a) For purposes of the Plan, "Excess Aggregate Contributions" for any subject Plan Year means the amount (if any) by which the aggregate sum of Matching Contributions and After-Tax Savings Contributions paid to the Trust for such Plan Year on behalf of Eligible Participants who are Highly Compensated Employees for such Plan Year exceeds the maximum amount of such Matching Contributions and After-Tax Savings Contributions which could have been made and still have satisfied one of the limitations set forth in Section 5A.1.1 above and the limitation set forth in Section 5A.1.2 above. The Excess Aggregate Contributions for any subject Plan Year shall be determined, and applied to Eligible

                                      5A-3

Participants who are Highly Compensated Employees for the subject Plan Year for distribution purposes, in accordance with the methods described in paragraphs
(b) and (c) below.

                           (b) The total amount of Excess Aggregate
Contributions for any Plan Year shall be deemed to be the sum of the Excess Aggregate Contributions which are determined to apply to each Eligible Participant who is a Highly Compensated Employee for the subject Plan Year under the leveling method which is described in this paragraph (b). Under this leveling method, the Actual Contribution Percentage of the Highly Compensated Employee(s) with the highest Actual Contribution Percentage for the subject Plan Year is reduced to the extent required to enable one of the applicable limitations set forth in Section 5A.1.1 above and the limitation set forth in
Section 5A.1.2 above to be satisfied for the subject Plan Year or to cause such Actual Contribution Percentage to equal the Actual Contribution Percentage of the Highly Compensated Employee(s) with the next highest Actual Contribution Percentage for the subject Plan Year, whichever comes first. This process is repeated as necessary until one of the applicable limitations set forth in
Section 5A.1.1 above and the limitation set forth in Section 5A.1.2 above are satisfied for the subject Plan Year. For each Highly Compensated Employee, his or her amount of Excess Aggregate Contributions for the subject Plan Year under this leveling method is equal to: (1) the total of the After-Tax Savings Contributions and Matching Contributions paid to the Trust for the subject Plan Year on his or her behalf (determined before the application of this leveling method), less (2) the amount determined by multiplying the Highly Compensated Employee's Actual Contribution Percentage for the subject Plan Year (determined after the application of this leveling method) by his or her Compensation for the subject Plan Year. In no event shall the Excess Aggregate Contributions which is determined to apply to a Highly Compensated Employee for the subject Plan Year under this leveling method exceed the total of the After-Tax Savings Contributions and Matching Contributions paid to the Trust on his or her behalf for the subject Plan Year (determined before application of this leveling method). However, the leveling method described in this paragraph (b) is used only to determine the total sum of Excess Aggregate Contributions for the subject Plan Year and is not used to determine the portion of such total sum of Excess Aggregate Contributions which will be distributed to any Eligible Participant who is a Highly Compensated Employee for the subject Plan Year or forfeited from such Highly Compensated Employee's Accounts; instead, the method for determining the portion of such Excess Aggregate Contributions which will be distributed to each such Highly Compensated Employee or forfeited from such Highly Compensated Employee's Accounts is described in paragraph (c) below.

                           (c) The portion of the total sum of Excess Aggregate
Contributions for any subject Plan Year which will be distributed to any Eligible Participant who is a Highly Compensated Employee for the subject Plan Year or forfeited from such Highly Compensated Employee's Accounts shall be determined under the dollar amount reduction method described in this paragraph
(c). Under this dollar amount reduction method, the dollar amount of the After-Tax Savings Contributions

                                    5A-4
and Matching Contributions made to the Trust for the subject Plan Year on behalf of the Highly Compensated Employee(s) with the highest dollar amount of After-Tax Savings Contributions and Matching Contributions for the subject Plan Year is reduced to the extent required to equal the dollar amount of the After-Tax Savings Contributions and Matching Contributions made to the Trust for the subject Plan Year on behalf of the Highly Compensated Employee(s) with the next highest dollar amount of After-Tax Savings Contributions and Matching Contributions for the subject Plan Year or to cause the total dollar amount of the reductions in After-Tax Savings Contributions and Matching Contributions for the subject Plan Year under this dollar amount reduction method to equal the total sum of the Excess Aggregate Contributions for the subject Plan Year (as determined under the leveling method described in paragraph (b) above), whichever comes first. This process is repeated as necessary until the total dollar amount of the reductions in After-Tax Savings Contributions and Matching Contributions for the subject Plan Year equals the total sum of the Excess Aggregate Contributions for the subject Plan Year (as determined under the leveling method described in paragraph (b) above). For each Highly Compensated Employee, his or her portion of the total sum of the Excess Aggregate Contributions for the subject Plan Year which will be distributed to him or her or forfeited from his or her Accounts is equal to the total dollar sum of the reductions made in his or her After-Tax Savings Contributions and Matching Contributions for the subject Plan Year under this dollar amount reduction method.

                  5A.3.2 Excess Aggregate Contributions applicable to an Eligible Participant for any subject Plan Year under the dollar amount reduction method described in Section 5A.3.1(c) above shall be deemed composed of certain types of contributions made to the Plan on behalf of such Eligible Participant for the subject Plan Year and shall be, together with Trust income (or loss) allocable thereto in accordance with Section 5A.3.3 below, distributed or forfeited in the following order of steps:

                           (a) Step 1: First, such Excess Aggregate
Contributions shall be deemed composed of After-Tax Savings Contributions which are treated as Additional Savings Contributions for the subject Plan Year. The Excess Aggregate Contributions described in this first step shall be distributed to the Eligible Participant;

                           (b) Step 2: Second, only to the extent still
necessary after the above step, such Excess Aggregate Contributions shall be deemed composed of After-Tax Savings Contributions which are treated as Basic Savings Contributions for the subject Plan Year and the corresponding amount of Matching Contributions for such Plan Year which are made or allocated by reason of or with respect to such After-Tax Savings Contributions. The Excess Aggregate Contributions described in this second step which are deemed to be composed of After-Tax Savings Contributions shall be distributed to the Eligible Participant. The Excess Aggregate Contributions described in this second step which are deemed to be composed of Matching Contributions shall, pursuant to
Section 411(a)(3)(G) of the Code and Treas. Reg. Section 1.411(d)-4(b)(7), be forfeited as of the day the other Excess Aggregate Contributions described in this second step are distributed to the Eligible Participant (and be reallocated to Accounts of other Participants in accordance with later provisions of the
Plan). This second step shall not apply to any subject Plan Year which begins on or after January 1, 1998, however; and

                           (c) Step 3: Third, only to the extent still necessary
after the above two steps, such Excess Aggregate Contributions shall be deemed composed of Matching

                                      5A-5

Contributions for the subject Plan Year which were made or allocated by reason of or with respect to Pre-Tax Savings Contributions which are treated as Basic Savings Contributions for such Plan Year. A portion of the Excess Aggregate Contributions described in this third step, which portion is equal to the amount of such Excess Aggregate Contributions multiplied by the vested percentage which applies under this Plan to the portion of the Participant's Matching Account to which such Excess Aggregate Contributions would otherwise be allocated but for the provisions of this Section 5A, shall be distributed to the Eligible Participant. The remaining portion of the Excess Aggregate Contributions described in this third step shall be forfeited as of the day the Committee takes the steps outlined in this Section 5A.3.2.

                  5A.3.3(a) Any distribution or forfeiture of Excess Aggregate Contributions which apply to a subject Plan Year and to an Eligible Participant under the provisions of Sections 5A.3.1(c) and 5A.3.2 above shall be adjusted upward for the Trust's income allocable thereto (or downward for the Trust's loss allocable thereto), as determined under paragraph (b) below.

                           (b) For purposes hereof, the Trust's income (or loss)
allocable to any portion of the Excess Aggregate Contributions applicable to a subject Plan Year and applied to an Eligible Participant for distribution or forfeiture purposes which is composed of a certain type of contribution (E.G., After-Tax Savings Contributions or Matching Contributions) shall be equal to the product obtained by multiplying (1) the net income (or net loss) for the subject Plan Year and for the gap period of the Investment Fund or Funds in which such type of contribution was invested which is allocable under Section 6.7 below to the portion of the Participant's Accounts attributable to such type of contribution by (2) a fraction, the numerator of which is the portion of the Excess Aggregate Contributions otherwise being distributed to the Eligible Participant or forfeited which is composed of such type of contribution and the denominator of which is the total balance as of the first day of the subject Plan Year of the portion of the Eligible Participant's Accounts attributable to such type of contribution plus the contributions and forfeitures allocated to such portion of the Eligible Participant's Accounts for the subject Plan Year and for the gap period. For purposes hereof, the "gap period" refers to the period from the end of the subject Plan Year through the last date for which investment returns for the applicable Investment Fund or Funds have been completed and the results of which are available to the Committee prior to the date the applicable Excess Aggregate Contributions are being distributed or forfeited.

                  5A.3.4 If the entire balance of the portion of an Eligible Participant's Accounts which is attributable to a certain type of contribution (E.G., After-Tax Savings Contributions or Matching Contributions) is distributed to the Eligible Participant or forfeited during a subject Plan Year (and no balance remains in that portion of his or her Accounts at the end of such Plan
Year), then such distribution or forfeiture shall be deemed for all purposes of this Plan as a distribution or forfeiture under this Section 5A.3 of Excess Aggregate Contributions applicable to the Eligible Participant for the subject Plan Year (and Trust income or loss allocable thereto) to the extent Excess Aggregate Contributions composed of such type

                                      5A-6
of contribution (and allocable Trust income or losses) would otherwise have been required to be distributed to the Eligible Participant or forfeited under this
Section 5A.3.

                  5A.3.5 Notwithstanding any other provision of the Plan to the contrary, the limitations set forth in Section 5A.1 above shall be deemed met for any Plan Year if the Excess Aggregate Contributions for such Plan Year are distributed or forfeited in accordance with the foregoing provisions of this
Section 5A.3.

                  5A.3.6 If any Excess Aggregate Contributions are distributed to the appropriate Eligible Participants or forfeited more than 2-1/2 months after the last day of the subject Plan Year, an excise tax shall be imposed under Code Section 4979 on the Employer in an amount generally equal to 10% of such Excess Aggregate Contributions (unadjusted for income or loss allocable thereto).

         5A.4 DEFINITIONS FOR AVERAGE ACTUAL CONTRIBUTION PERCENTAGE LIMITS. For purposes of the limits set forth in this Section 5A, the following definitions shall apply:

                  5A.4.1 "Average Actual Contribution Percentage" for any Plan Year means: (1) with respect to the Highly Compensated Employees, the average (to the nearest one-hundredth of a percent) of the Actual Contribution Percentages of the Eligible Participants who are Highly Compensated Employees for such Plan Year; and (2) with respect to the Non-Highly Compensated Employees, the average (to the nearest one-hundredth of a percent) of the Actual Contribution Percentages of the Eligible Participants who are Non-Highly Compensated Employees for such Plan Year.

                  5A.4.2 "Actual Contribution Percentage" for any Plan Year means, with respect to any person who is an Eligible Participant for such Plan Year, the ratio, expressed as a percentage to the nearest one-hundredth of a percent, of the Matching Contributions and After-Tax Savings Contributions made on behalf of the Eligible Participant for such Plan Year to the Compensation of the Eligible Participant for the entire Plan Year (regardless of whether he or she is a Participant for the entire Plan Year or for only part but not all of such Plan Year). The Actual Contribution Percentage of a person who is an Eligible Participant for such Plan Year but who does not have any Matching Contributions or After-Tax Savings Contributions made on his or her behalf for such Plan Year is 0%.

                  5A.4.3 The "Aggregate Limit" for any Plan Year (for purposes of this Section 5A.4.3, the "subject Plan Year") means the greater of the sums set forth in paragraphs (a) and (b) below:

                           (a) The sum of: (1) 125% of the greater of the
Average Actual Deferral Percentage of the Non-Highly Compensated Employees for the subject Plan Year or the Average

                                      5A-7

Actual Contribution Percentage of the Non-Highly Compensated Employees for the subject Plan Year; and (2) the lesser of (i) 200% of the lesser of the Average Actual Deferral Percentage of the Non-Highly Compensated Employees for the subject Plan Year or the Average Actual Contribution Percentage of the Non-Highly Compensated Employees for the subject Plan Year or (ii) 2% plus the lesser of the Average Actual Deferral Percentage of the Non-Highly Compensated Employees for the subject Plan Year or the Average Actual Contribution Percentage of the Non-Highly Compensated Employees for the subject Plan Year.

                           (b) The sum of: (1) 125% of the lesser of the Average
Actual Deferral Percentage of the Non-Highly Compensated Employees for the subject Plan Year or the Average Actual Contribution Percentage of the Non-Highly Compensated Employees for the subject Plan Year; and (2) the lesser of (i) 200% of the greater of the Average Actual Deferral Percentage of the Non-Highly Compensated Employees for the subject Plan Year or the Average Actual Contribution Percentage of the Non-Highly Compensated Employees for the subject Plan Year or (ii) 2% plus the greater of the Average Actual Deferral Percentage of the Non-Highly Compensated Employees for the subject Plan Year or the Average Actual Contribution Percentage of the Non-Highly Compensated Employees for the subject Plan Year.

Notwithstanding the foregoing, for any subject Plan Year which begins on or after January 1, 1998, the Average Actual Deferral Percentage and the Average Actual Contribution Percentage of the Non-Highly Compensated Employees for the Plan Year which immediately precedes such subject Plan Year shall be used, instead of such percentages for such subject Plan Year, in determining the Aggregate Limit for such subject Plan Year.

                  5A.4.4 "Average Actual Deferral Percentage," "Actual Deferral Percentage," and "Eligible Participant" shall have the same meanings as are set forth in Section 4A.4 above, and "Excess Contributions" shall have the same meaning as is set forth in Section 4A.3 above.

         5A.5 DISAGGREGATING PORTIONS OF PLAN. The provisions of Sections 5A.1 through 5A.4 above shall be applied only for the portion of this Plan which covers Participants who are not collectively bargained employees and as if such portion were a separate plan. For purposes hereof, a "collectively bargained employee" is an Employee who is included in a unit of employees covered by a collective bargaining agreement between employee representatives and the Employer, provided retirement benefits were the subject of good faith bargaining between such employee representatives and the Employer.


                                      5A-8

                                    SECTION 6
                                    ---------

                   ACCOUNTS AND THEIR ALLOCATIONS AND VESTING
                   ------------------------------------------


         6.1 SAVINGS ACCOUNTS AND ALLOCATION OF SAVINGS CONTRIBUTIONS THERETO.

                  6.1.1 The Committee shall establish and maintain a separate bookkeeping account, called herein a "Savings Account," for each Participant. Except as otherwise provided in the Plan, the Committee shall allocate to a Participant's Savings Account all Savings Contributions made on or after the Effective Amendment Date to the Trust on behalf of the Participant as soon as administratively practical after they are contributed to the Trust.

                  6.1.2 In addition, any and all amounts which were (1) attributable to contributions made under any Prior Plan by or at the election of a Participant prior to the Effective Amendment Date and (2) credited to the Participant's account under such Prior Plan before the Effective Amendment Date shall be deemed to have been allocated to the Participant's Savings Account at the time they were actually credited to the Participant's account under such Prior Plan. Further, any and all amounts transferred to this Plan on behalf of a Participant from another plan qualified under Section 401(a) of the Code on or after the Effective Amendment Date shall, to the extent such amounts reflect amounts which were contributed to such other plan by or at the election of the Participant (not including matching-type contributions), be deemed to be allocated to the Participant's Savings Account as of the date of such transfer.

                  6.1.3 The Committee shall keep records, to the extent necessary to administer this Plan properly under the other provisions of the Plan and under the applicable provisions of the Code, showing the portion of a Participant's Savings Account which is attributable to each different type of contribution reflected in it, E.G., Pre-Tax Savings Contributions or After-Tax Savings Contributions. In this regard, to the extent any amounts allocated to a Participant's Savings Account under this Plan reflect contributions made under a Prior Plan or any other plan at the election of the Participant, such amounts shall be deemed to reflect Pre-Tax Savings Contributions for purposes of this Plan to the extent such amounts were made under such Prior Plan or other plan on a "pre-tax" basis (I.E., prior to the Participant being deemed in receipt of such amounts for Federal income tax purposes) and shall be deemed to reflect After-Tax Savings Contributions for purposes of this Plan to the extent such amounts were made under such other plan on an "after-tax" basis (I.E., after the Participant was deemed in receipt of such amounts for Federal income tax purposes). Further, to the extent any amounts allocated to a Participant's Savings Account under this Plan reflect contributions made under any Prior Plan or other plan at the election of the Participant (not including matching-type contributions), such amounts shall be deemed to reflect Basic Savings Contributions for purposes of this Plan to the extent employer matching contributions were made by reason of such amounts under such Prior Plan or other plan and shall be deemed to reflect Additional Savings Contributions for purposes of this Plan to the extent no such employer matching contributions were made by reason of such amounts under such Prior Plan or other plan.

                                      6-1

         6.2 MATCHING ACCOUNTS AND ALLOCATION OF MATCHING CONTRIBUTIONS THERETO.

                  6.2.1 The Committee shall establish and maintain a separate bookkeeping account, called herein a "Matching Account," for each Participant. Except as otherwise provided in the Plan, the Committee shall allocate all Matching Contributions made to the Trust for any Plan Year which ends after the Effective Amendment Date among the Matching Accounts of all Participants who both are employed on the last day of such Plan Year and made no withdrawal of Basic Savings Contributions from their Savings Accounts during such Plan Year, in accordance with the allocation method described in Section 6.2.2 below, as of the last day of such Plan Year or as soon as administratively practical after such contributions are made to the Trust, whichever is later.

                  6.2.2 The Matching Contributions made to the Trust for any Plan Year which ends after the Effective Amendment Date (for purposes of this Section 6.2.2, the "subject Plan Year") shall be allocated among the Matching Accounts of the Participants who both are employed on the last day of the subject Plan Year and made no withdrawal of Basic Savings Contributions from their Savings Accounts during the subject Plan Year (for purposes of this Section 6.2.2, the "Eligible Participants") in accordance with the following provisions:

                           (a) The portion of the Matching Contributions made
for the subject Plan Year by reason of Section 5.1.1 above shall be allocated among the Matching Accounts of the Eligible Participants, in the proportion that the adjusted Basic Savings Contributions made for the subject Plan Year by or for each Eligible Participant bears to the total adjusted Basic Savings Contributions made for the subject Plan Year by or for all Eligible Participants; except that no Eligible Participant's Matching Account shall be allocated under this paragraph (a) an amount for the subject Plan Year which is more than 100% of the Basic Savings Contributions made for the subject Plan Year by or for the Eligible Participant. For purposes of this paragraph (a), an Eligible Participant's "adjusted Basic Savings Contributions" for the subject Plan Year means: (1) 100% of the Basic Savings Contributions made for the subject Plan Year by or for the Eligible Participant if he or she has completed less than 15 years of Vesting Service by the start of the subject Plan Year; or
(2) 150% of the Basic Savings Contributions made for the subject Plan Year by or for the Eligible Participant if he or she has completed 15 or more years of Vesting Service by the start of the subject Plan Year.

                           (b) The portion of the Matching Contributions made
for the subject Plan Year by reason of Section 5.1.2 above shall be allocated among the Matching Accounts of the Eligible Participants in such a manner that each Eligible Participant's Matching Account is allocated under both paragraph
(a) above and this paragraph (b), considered in the aggregate, an amount for the subject Plan Year which is equal to 33-1/3% of the Basic Savings Contributions made by or for such Eligible Participant for the subject Plan Year.

                  6.2.3 In addition, any and all amounts which were (1) attributable to contributions made by the Employer under the prior matching contribution or employee stock ownership portions of a Prior Plan for a Participant prior to the Effective Amendment Date and

                                      6-2

(2) credited to the Participant's account under such Prior Plan immediately before the Effective Amendment Date shall be deemed to have been allocated to the Participant's Matching Account at the time they were actually credited to the Participant's account under such Prior Plan. Further, any and all amounts transferred to this Plan on behalf of a Participant from another plan qualified under Section 401(a) of the Code on or after the Effective Amendment Date shall, to the extent such amounts reflect amounts which were contributed under the matching contribution portion of such other plan, be deemed to be allocated to the Participant's Matching Account as of the date of such transfer.

                  6.2.4 The Committee shall keep records, to the extent necessary to administer this Plan properly under the other provisions of the Plan and under the applicable provisions of the Code, showing the portion of a Participant's Matching Account which is attributable to each different type of contribution reflected in it.

         6.3 ROLLOVER ACCOUNTS AND ALLOCATION OF ROLLOVER CONTRIBUTION THERETO. The Committee shall establish and maintain a separate bookkeeping account, called herein a "Rollover Account," for each Participant who makes a Rollover Contribution to the Plan. Except as otherwise provided in the Plan, the Committee shall allocate to a Participant's Rollover Account any Rollover Contribution made on or after the Effective Amendment Date to the Trust on behalf of the Participant as soon as administratively practical after it is contributed to the Trust.

         6.4 RETIREMENT INCOME ACCOUNTS. The Committee shall establish and maintain a separate bookkeeping account, called herein a "Retirement Income Account," for each Participant for whom amounts are allocable to such account under the provisions of this Section 6.4. Any and all amounts which were (1) attributable to contributions made by the Employer under the regular profit sharing contribution portion of a Prior Plan prior to the Effective Amendment Date and (2) credited to the Participant's account under such Prior Plan immediately prior to the Effective Amendment Date shall be deemed to have been allocated to the Participant's Retirement Income Account at the time they were actually credited to the Participant's account under such Prior Plan. Further, any and all amounts transferred to this Plan on behalf of a Participant from another plan qualified under Section 401(a) of the Code on or after the Effective Amendment Date shall, to the extent such amounts reflect amounts which were contributed under a regular profit sharing portion of such other plan, be deemed to be allocated to the Participant's Retirement Income Account as of the date of such transfer. For purposes hereof, a "regular profit sharing portion" of a Prior Plan or other plan refers to the part of any profit sharing plan which is not attributable to contributions made by or at the election of a participant or to matching contributions made with respect to such participant-elected contributions. The Committee shall keep records, to the extent necessary to administer this Plan properly under the other provisions of the Plan and under the applicable provisions of the Code, showing the portion of a Participant's Retirement Income Account which is attributable to contributions of each different plan reflected in it.

                                      6-3

         6.5 ALLOCATION OF FORFEITURES. Any forfeitures from Accounts arising under any of the provisions of the Plan during any Plan Year shall be allocated to other Accounts pursuant to and in accordance with the provisions of Section
8.6 below.

         6.6 MAXIMUM ANNUAL ADDITION TO ACCOUNTS. A Participant's Accounts held under the Plan shall be subject to the maximum annual addition limits of Section 6A below.

         6.7 INVESTMENT OF ACCOUNTS. A Participant's Accounts held under the Plan shall be invested in accordance with the provisions of Section 6B below.

         6.8 ALLOCATION OF INCOME AND LOSSES OF INVESTMENT FUNDS TO ACCOUNTS.

                  6.8.1 Each Investment Fund shall be valued at its fair market value on a daily basis by the Trustee (or any other party designated for this purpose by the Committee). Each Account which has amounts allocable thereto invested at least in part in any such Investment Fund shall be credited with the income of such Investment Fund, and charged with its losses, by any reasonable accounting method approved by the Committee for this purpose. For purposes of the Plan, any income of any such Investment Fund is deemed to include all income and realized and unrealized gains of such Investment Fund; similarly, for purposes of this Plan, any losses of an Investment Fund are deemed to include all expenses and realized and unrealized losses of the Investment Fund.

                  6.8.2 As is indicated before in the Plan, the Committee shall keep records, to the extent necessary to administer this Plan properly under the other provisions of this Plan and under the applicable provisions of the Code, showing the portion of each Account which is attributable to each different type of contribution or to contributions under each different plan applicable to such Account. In general, a pro rata portion of any income or losses of an Investment Fund which is allocated under the foregoing provisions of this Section 6.8 to an Account shall, when appropriate, be further allocated to any portion of such Account for which a separate record is being maintained by the Committee. As a result, any reference in the provisions of the Plan to a portion of a Participant's Account which is attributable to a specific type of contribution or to contributions previously made under a specific plan shall be deemed to be referring to the balance of the portion of such Account which reflects not only such specific type of contribution or contributions previously made under such specific plan allocated to such Account but also the income or losses allocated to such Account by reason of such specific type of contribution or contributions previously made under such specific plan.

                  6.8.3 Further, when the investment of two or more Accounts in the available Investment Funds is determined on an aggregate basis by a Participant under later provisions of the Plan, the Committee shall keep records, to the extent necessary to administer this Plan under the applicable provisions of this Plan and under the applicable provisions of the Code, showing the interest of each such Account in each such Investment Fund. In general, when the investment of two or more Accounts in the available Investment Funds is determined on an

                                      6-4
aggregate basis, each such Account will be considered to be invested in a pro rata portion of each different Investment Fund investment made on such aggregate basis.

         6.9 LOANS TO PARTICIPANTS. Notwithstanding any other provision of the Plan to the contrary, beginning effective July 1, 1997, loans shall be made to Participants in accordance with the following provisions:

                  6.9.1 Beginning as of July 1, 1997, subject to the following provisions of this Section 6.9, a Participant may request a loan be made to him or her from the Plan in accordance with the provisions of this Section 6.9. The Committee shall approve or deny any request for a loan under the following provisions of this Section 6.9. The Trust shall provide any requested loan approved by the Committee.

                  6.9.2 Only one loan made under the Plan to a Participant may be outstanding at any point in time. As a result, no loan shall be granted to a Participant under the Plan unless any prior loan made by the Plan to the Participant has been fully paid by the Participant prior to the date that the new loan is made. In this regard, any loan made by the Plan to a Participant may not be used to pay off a prior outstanding loan made by the Plan to such a Participant.

                  6.9.3 The amount of any loan made under the Plan to a Participant may not be less than $500 and may not exceed the lesser of: (1) $50,000 (reduced by the highest outstanding balance of loans made from the Plan to the Participant during the one year period ending on the day before the date of the loan); or (2) 50% of the portions of the Participant's Accounts in which the Participant is then vested under the other provisions of the Plan.

                  6.9.4 Each loan made to a Participant from the Plan shall bear a rate of interest for the entire term of the loan equal to a rate or rates to be determined by the Committee and to be generally based on the interest rate or rates used on commercial loans which are comparable in risk and return to the subject loan at the time the loan is made.

                  6.9.5 Each loan made to a Participant from the Plan shall be adequately secured by a portion of the Participant's Accounts under the Plan, up to but not in excess of 50% of the vested portion of the Participant's Accounts under the Plan, with such specific portion being determined by the Committee. Also, the Committee may require that the loan be paid by means of payroll deductions to the extent feasible and that the Participant agree to give the Employer the right to deduct from the Participant's salary or wages as payable the amounts necessary to make payments to the Plan on such loan and the right to forward such amounts to the Trust on behalf of the Participant as payments on such loan are due.

                  6.9.6 The term of any loan made to a Participant from the Plan shall not extend beyond five years.

                  6.9.7 Payments of principal and interest on any loan made to a Participant from the Plan shall be made according to a definite payment schedule, which generally shall call for

                                      6-5
payments each payroll period but in no event shall call for payments to be made on a basis slower than on a quarterly basis.

                  6.9.8 The entire unpaid balance of any loan made to a Participant under the Plan and all accrued interest under the loan shall become immediately due and payable without notice or demand, and in default, upon the occurrence of any of the following: (1) the failure to make any payment of principal or interest on the loan or any other payment required under the loan by the date it is due (and within any grace period permitted under the written loan policy of the Committee referred in the following provisions of this
Section 6.9); (2) any filing by or against the Participant or his or her property of any proceedings under any bankruptcy, insolvency, or reorganization law; or (3) the date on which the Plan pursuant to its terms otherwise begins distributing any part of the Participant's vested Accounts under the Plan (or, if earlier, the expiration of any grace period set forth in the written loan policy of the Committee referred to in the following provisions of this Section
6.9 which begins on the first date by which the Plan pursuant to its terms could otherwise begin distributing the Participant's entire vested Accounts under the Plan if applicable requests and consents were given for such distribution).

                  6.9.9 In the event of a default on any loan made to a Participant from the Plan, foreclosure on the loan and the attachment of the security under the loan by the Plan shall be made when, but not until, an event occurs which, under the other terms of the Plan, would otherwise allow the complete distribution of the Participant's vested Accounts under the Plan (if all applicable requests and consents were given for such distribution). A foreclosure on the portion of the Participant's vested Accounts which are being used as security for the loan shall be deemed to be an actual distribution of such portion of the Participant's Accounts at the time of such foreclosure. However, any outstanding loan balance plus accrued interest may be taxable upon such default if required under the provisions of Section 72(p) of the Code, regardless of whether or not the loan has been foreclosed and the security as to the loan has been attached by the Plan. Interest shall continue to accrue until a loan is paid in full or until a distributable event occurs under the foregoing provisions, regardless of the taxability of the loan.

                  6.9.10 Notwithstanding any of the foregoing provisions of this
Section 6.9, no loans may be made to a Participant who is not an Employee, except for a Participant who is a party in interest (within the meaning of Section 3(14) of ERISA) with respect to the Plan. In the event a Participant who is not an Employee but who is such a party in interest with respect to the Plan requests a loan, the provisions of this Section 6.9 shall apply to such loan, except that: (1) the Participant shall be allowed to make each required payment under the loan in cash or by check; and (2) the loan shall not be in default merely because the Participant has terminated employment with the Employer (when he or she has not yet received his or her entire vested Accounts under the
Plan).

                  6.9.11 The expenses of originating and processing any loan, as determined by the Committee, shall be charged to the Participant and shall have to be paid by him or her to the Trust in order for the loan to be made.

                                      6-6

                  6.9.12 A Participant shall be required to sign a promissory note and security agreement and any other documents deemed necessary by the Committee to carry out the terms of any loan made to the Participant from the Plan.

                  6.9.13 Unless otherwise provided by agreement between the Participant and the Committee, the principal amount of any loan made by the Plan to the Participant shall be charged, and the value of any payments made to the Plan on such loan credited, (1) first to the portion of the Participant's Savings Account which is attributable to his or her Pre-Tax Savings Contributions made under the Plan; (2) second, to the extent still necessary, to the Participant's Matching Account; (3) third, to the extent still necessary, to the Participant's Retirement Income Account; (4) fourth, to the extent still necessary, to the Participant's Rollover Account; and (5) fifth, to the extent still necessary, to the portion of the Participant's Savings Account which is attributable to his or her After-Tax Savings Contributions made under the Plan. Further, any payment on the loan shall, to the extent it is credited to an Account of the Participant, be invested in the Investment Fund or Funds in the same manner as new contributions to such Account are being invested. Notwithstanding any other provision of the Plan to the contrary, any Account of a Participant shall not share in the other income and losses of the Trust to the extent that the Account has been charged by reason of a loan made pursuant to this Section 6.9; and no loan made to a Participant under the Plan or payments thereon shall be charged or credited to the Accounts of any other Participants. Instead, for purposes of the Plan, any loan made to a Participant shall be considered as a separate Investment Fund in which a portion of the Participant's Accounts is invested (and in which no other Accounts are invested).

                  6.9.14 If any Participant who is requesting a loan from the Plan is married at the time of the loan, then, to the extent such loan is being charged under Section 6.9.13 above to his or her Retirement Income Account, a written consent of his or her Spouse to the loan shall be required to be made within the 90 day period ending on the effective date of the loan. Such written consent of his or her Spouse must acknowledge the effect on the Participant's benefits under the Plan of such loan and be witnessed by a notary public.

                  6.9.15 The Committee shall be the party responsible for administering the loan program provided for under this Section 6.9. The Committee shall provide for a written loan policy which sets forth further and more detailed rules concerning loans made to Participants under the Plan, provided that such written loan policy is not inconsistent with any of the other provisions set forth in this Section 6.9. Such written loan policy shall include but not be limited to rules concerning procedures for requesting and repaying loans, times when loans may be paid, and any other matters required to be in such loan policy pursuant to the provisions of Department of Labor Regulations
Section 2550.408b-1. Such loan policy may also provide, but not be limited to, rules for granting a suspension of required loan payments under the loan or any adjustment in the installments as to the loan when a Participant is on a Leave of Absence without pay or at a rate of pay (after income and employment tax withholding) that is less than the amount of the installment payments otherwise required on the loan. Any such written loan policy shall be deemed a part of this Plan and incorporated by reference herein.

                                      6-7

         6.10 DEDUCTION OF BENEFIT PAYMENTS, FORFEITURES, AND WITHDRAWALS. Any benefit payment, forfeiture, or withdrawal made from the balance of an Account of a Participant under the provisions of the Plan shall be deducted, as of the date of such payment, forfeiture, or withdrawal, from such Account. If such Account is invested in more than one Investment Fund and such payment, forfeiture, or withdrawal is of less than the entire balance in such Account, then, except to the extent otherwise provided by accounting rules adopted by the Committee, the value of the investment of such Account among the Investment Funds will be reduced on a pro-rata basis (I.E., in the proportion that the balance of such Account then invested in each Investment Fund bears to the total balance of such Account then invested in all such Investment Funds) to reflect the amount of such payment, forfeiture, or withdrawal.

         6.11 ACCOUNT BALANCES. For purposes of the Plan, the balance or value of any Account as of any specific date shall be deemed to be the net sum of amounts allocated or credited to, or charged or deducted from, such Account on such date under the provisions of the Plan. No Participant, however, shall acquire any right or interest in a specific asset of the Trust merely as a result of any allocation provided for in the Plan, other than as expressly set forth in the Plan.

         6.12 VESTED RIGHTS. A Participant shall be deemed vested in (I.E., have a nonforfeitable right to) his or her Accounts (and the balances therein) only in accordance with the following provisions:

                  6.12.1 A Participant shall be fully vested at all times in his or her Savings Account and any Rollover Account of his or hers.

                  6.12.2 Except as is otherwise provided in Section 6.12.5 below, a Participant who was a participant in a Prior Plan on or before March 31, 1997 shall be fully vested at all times in any Matching Account of his or hers.

                  6.12.3 A Participant who was not a participant in any Prior Plan on or before March 31, 1997 shall have a vested interest in any Matching Account of his or hers as of any specific date equal to a percentage (for purposes of this Section 6.12.3, the "vested percentage") of such Account, determined in accordance with the following schedule (based upon his or her years of Vesting Service completed to the subject date):



YEARS OF VESTING SERVICE                          VESTED PERCENTAGE
------------------------                          -----------------

Less than 3                                                  0%
3 but less than 4                                           20%
4 but less than 5                                           40%
5 but less than 6                                           60%
6 but less than 7                                           80%
7 or more                                                  100%


                                      6-8

Notwithstanding the foregoing, a Participant who was not a participant in any Prior Plan on or before March 31, 1997 shall be fully vested in any Matching Account of his or hers if he or she attains his or her Normal Retirement Age, incurs a Total Disability, or dies while, in any such case, still an Employee. In addition, and also notwithstanding the foregoing, a Participant who was not a Participant in any Prior Plan on or before March 31, 1997 shall be fully vested in any Matching Account of his or hers if he or she ceases to be an Employee by reason of the closing or sale (not including the merger into any Employer or Affiliated Employer or into any division or facility of an Employer or Affiliated Employer) of any Employer (or any division or facility of an Employer) while he or she is employed by such Employer (or division or facility of such Employer).

                  6.12.4 Except as is otherwise provided in Section 6.12.5 below, a Participant shall be fully vested at all times in any Retirement Income Account of his or hers.

                  6.12.5 Notwithstanding any of the provisions of Section 6.12.3 or 6.12.4 above, any Participant who fails to complete at least one Hour of Service on or after the Effective Amendment Date shall have a vested interest in any Matching Account and/or Retirement Income Account of his or hers to the extent, and only to the extent, provided under each and any Prior Plan in which the amounts reflected in such Account or Accounts were credited (in accordance with the provisions of the Prior Plan as in effect at the time the Participant ceased to be an employee for purposes of such Prior Plan).

         6.13 VOTING OF FEDERATED COMMON SHARES HELD IN INVESTMENT FUND.

                  6.13.1 Any common shares of Federated which are held in the Investment Fund described in Section 6B below as Fund F (for purposes of this Section 6.13.1, "Fund F") shall be voted, on any matter on which such common shares have a vote, in the manner directed by the Participants pursuant to this
Section 6.13.

                  6.13.2 Specifically, each Participant who has any portion of his or her Account invested in Fund F as of the record date used by Federated to determine the Federated common shares eligible to vote on any matter may direct the Plan as to how a number of the Federated common shares held in Fund F as of such record date are to be voted on such matter. The number of shares subject to the Participant's direction shall be equal to the product produced by multiplying the total number of Federated common shares held in Fund F as of such record date by a fraction. Such fraction shall have a numerator equal to the value of the portion of the Participant's Accounts which are invested in Fund F determined as of such record date and a denominator equal to the total value of Fund F as of such record date. If a Participant fails to instruct the Plan on how to vote on any matter the number of Federated common shares held in Fund F he or she is entitled to direct, such shares will not be voted on such matter.

                  6.13.3 Before any annual or special meeting of Federated shareholders, the Committee or a Committee representative will send each Participant who is entitled to direct

                                      6-9
the vote of any Federated common shares held in Fund F on a matter being voted on at such meeting a form allowing the Participant to instruct the Plan as to how to vote such shares on such matter.

                                      6-10

                                   SECTION 6A
                                   ----------

                         MAXIMUM ANNUAL ADDITION LIMITS
                         ------------------------------


         6A.1 MAXIMUM ANNUAL ADDITION LIMIT--SEPARATE LIMITATION AS TO THIS
PLAN.

                  6A.1.1 GENERAL RULES. Subject to the other provisions of this
Section 6A.1 but notwithstanding any other provision of the Plan to the contrary, in no event shall the annual addition to a Participant's accounts for any limitation year exceed the lesser of:

                           (a) $30,000 (or, if greater, 1/4 of the dollar
limitation for defined benefit plans in effect under Section 415(b)(1)(A) of the Code for such limitation year); or

                           (b) 25% of the Participant's compensation for such
limitation year.

The part of the annual addition attributable to contributions to a defined benefit plan for medical benefits under Code Section 401(h) or to contributions to a welfare benefit fund for funding for post-retirement medical benefits under Code Section 419A(d) shall not be applied against the limit set forth in paragraph (b) above, however.

                  6A.1.2 NECESSARY TERMS. For purposes of the rules set forth in this Section 6A.1, the following terms shall apply:

                           (a) The "annual addition" to a Participant's accounts
for a limitation year for purposes of this Plan shall be determined under the provisions of the Code (and mainly Code Section 415(c)(2)) in effect for such limitation year. In general, for any limitation year beginning after December 31, 1986, the annual addition is generally the sum of employer contributions, employee contributions, and forfeitures allocated to the Participant's accounts for such limitation year under all defined contribution plans (as defined in Code Section 414(i)) maintained by the Employer or any Affiliated Employers, plus any contributions made on behalf of the Participant for such limitation year under Code Section 415(1) or Code Section 419A(d) (E.G., contributions to a defined benefit plan for medical benefits or contributions on behalf of a key employee to a welfare benefit fund for funding for post-retirement medical benefits) under defined benefit plans or welfare benefit funds maintained by the Employer or any Affiliated Employers. (It is noted that for any limitation year beginning before January 1, 1987, not all employee contributions were included in the annual addition; instead, only the lesser of the amount of the employee contributions made for such limitation year in excess of 6% of the Participant's annual compensation for such limitation year or one-half of the employee contributions made for such limitation year were counted as part of the annual addition. This determination need not be recalculated for any such pre-1987 limitation year. In addition, it is also noted that any Rollover Contributions of a Participant or any restoration of a Participant's accounts under Section 8.4, 10.2, or 15.4 below shall not be considered part of an annual addition for the limitation year in which the restoral occurs.)

                                      6A-1

                           (b) A Participant's "compensation" shall, for
purposes of the restrictions of Section 6A.1 hereof, refer to his or her Compensation as defined in Section 1.7 above; except that, for purposes of this
Section 6A.1, paragraph (b) of Section 1.7 above shall not apply and, for any limitation year which begins prior to January 1, 1998, paragraph (c) of Section
1.7 above shall also not apply.

                           (c) The "limitation year" for purposes of the
restrictions under Section 6A.1 above shall be the Plan Year.

                  6A.1.3 EXCESS ANNUAL ADDITIONS. If, as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's compensation for a limitation year, a reasonable error in determining the amount of any Pre-Tax Savings Contributions that may be made with respect to a Participant under the limits of Section 415 of the Code, or under other limited facts and circumstances which the Commissioner of Internal Revenue finds justify the availability of the rules described in this Section 6A.1.3, the annual addition for a Participant with respect to any limitation year would otherwise cause the limits of Section 6A.1.1 above to be exceeded, such excess amount shall not be deemed an annual addition in such limitation year for such Participant and shall instead be adjusted under this Plan as follows:

                           (a) First, to the extent necessary to eliminate the
excess portion of the annual addition, the amount of the Matching Contributions made for the Participant for the applicable limitation year and the forfeitures allocated to the Participant's Matching Account for such limitation year (and Plan earnings attributable to such Matching Contributions and forfeitures, which shall be determined by the same method, or by a substantially similar method to the method, used to determine Plan earnings attributable to Excess Aggregate Contributions under Section 5A.3.3 above for the applicable limitation year) shall be allocated to Accounts of other Participants in such a manner that they are used to reduce the Matching Contributions to the Plan (and as if they were the Matching Contributions which they replace) at the next earliest opportunity in succeeding limitation years. Such reallocated Matching Contributions shall not, notwithstanding any other provision of the Plan to the contrary, be taken into account as Matching Contributions of the Participant for whose Account they constituted an excess allocation in determining if the average actual contribution percentage limits set forth in Section 5A.1 above (and Section 401(m)(2) of the Code) are met as to such Participant.

                           (b) Second, to the extent still necessary to
eliminate the excess portion of the annual addition, the amount of the Participant's After-Tax Savings Contributions for the applicable limitation year which are Additional Savings Contributions (and Plan earnings attributable thereto, which shall be determined by the same method, or by a substantially similar method to the method, used to determine Plan earnings attributable to Excess Aggregate Contributions under Section 5A.3.3 above for the applicable limitation year) shall be returned to the Participant. Such returned After-Tax Savings Contributions shall not, notwithstanding any other provision of the Plan to the contrary, be taken into account as After-Tax Savings Contributions of the Participant in determining if the average actual contribution percentage

                                      6A-2
limits set forth in Section 5A.1 above (and Section 401(m)(2) of the Code) are met as to such Participant.

                           (c) Third, to the extent still necessary to eliminate
the excess portion of the annual addition, the amount of the Participant's Pre-Tax Savings Contributions for the applicable limitation year which were Additional Savings Contributions (and Plan earnings attributable thereto, which shall be determined by the same method, or a substantially similar method to the method, used to determine Plan earnings attributable to Excess Contributions under Section 4A.3.2 above for the applicable limitation year) shall be returned to the Participant. Such returned Pre-Tax Savings Contributions shall not, notwithstanding any other provision of the Plan to the contrary, be taken into account as Pre-Tax Savings Contributions of the Participant in determining if the average actual deferral percentage limits set forth in Section 4A.1 above (and Section 401(k)(3) of the Code), and the dollar limit on Pre-Tax Savings Contributions set forth in Section 1.23 above (and Section 402(g) of the Code), are met as to such Participant.

                           (d) Fourth, to the extent still necessary to
eliminate the excess portion of the annual addition, the amount of After-Tax Savings Contributions for the applicable limitation year which are Basic Savings Contributions (and Plan earnings attributable thereto, which shall be determined by the same method, or by a substantially similar method to the method, used to determine Plan earnings attributable to Excess Aggregate Contributions under
Section 5A.3.3 above for the applicable limitation year) shall be returned to the Participant. Such returned After-Tax Savings Contributions shall not, notwithstanding any other provision of the Plan to the contrary, be taken into account as After-Tax Savings Contributions of the Participant in determining if the average actual contribution percentage limits set forth in Section 5A.1 above (and Section 401(m)(2) of the Code) are met as to such Participant. This paragraph (d) shall not apply to any Plan Year which begins on or after January 1, 1998, however.

                           (e) Finally, to the extent still necessary to
eliminate the excess portion of the annual addition, the Participant's Pre-Tax Savings Contributions for the applicable limitation year which are Basic Savings Contributions (and Plan earnings attributable thereto, which shall be determined by the same method, or by a substantially similar method to the method, used to determine Plan earnings attributable to Excess Contributions under Section 4A.3.2 above for the applicable limitation year) shall be returned to the Participant. Such returned Pre-Tax Savings Contributions shall not, notwithstanding any other provision of the Plan to the contrary, be taken into account as Pre-Tax Savings Contributions of the Participant in determining if the average actual deferral percentage limits set forth in Section 4A.1 above (and Section 401(k)(3) of the Code), and the dollar limit on Pre-Tax Savings Contributions set forth in Section 1.23 above (and Section 402(g) of the Code), are met as to such Participant.

Any contributions which are to be used in place of and to reduce future Matching Contributions to the Plan shall be held in a suspense account until being able to be so used. No Plan income


                                      6A-3
or losses shall be allocated to such suspense account. Also, while any suspense account exists, the Employer shall make further contributions to the Plan for any succeeding limitation year only if the amounts held in such suspense account shall be able to be allocated to Participants' Accounts for such limitation year.

                  6A.1.4 COMBINING OF PLANS. If any other defined contribution plans (as defined in Section 414(i) of the Code) in addition to this Plan are maintained by the Employer or any Affiliated Employers, then the limitations set forth in this Section 6A.1 shall be applied as if this Plan and such other defined contribution plans are a single plan. If any reduction or adjustment in a Participant's annual addition is required by this Section 6A.1, such reduction or adjustment shall when necessary be made to the extent possible under any of such other defined contribution plans in which a portion of the annual addition was allocated to the Participant's account as of a date in the applicable limitation year which is later than the latest date in such year as of which any portion of the annual addition was allocated to the Participant's account under this Plan (provided such other plan or plans provide for such reduction or adjustment in such situation). To the extent still necessary, such reduction or adjustment shall be made under this Plan.

         6A.2 MAXIMUM ANNUAL ADDITION LIMIT--COMBINED LIMITATION FOR THIS PLAN AND OTHER DEFINED BENEFIT Plans.

                  6A.2.1 GENERAL RULE. Subject to the other provisions of this
Section 6A.2 but notwithstanding any other provision of this Plan to the contrary, if a Participant in this Plan also participates in one or more defined benefit plans (as defined in Section 414(j) of the Code) which are maintained by the Employer or the Affiliated Employers, then in no event shall the sum of such Participant's defined benefit plan fraction and defined contribution plan fraction for any limitation year exceed 1.0. If and to the extent necessary, the Participant's retirement benefits that are projected or payable under the defined benefit plan or plans shall be reduced or frozen so that this limitation is not exceeded (provided such defined benefit plan or plans provide for such reduction or freezing of his or her retirement benefits in such situation). If this limitation is still exceeded even after such reduction or freezing of the Participant's retirement benefits, then the annual addition to the Participant's Accounts under this Plan shall be reduced to the additional extent necessary so that the limitation is not exceeded. Such reduction shall, to the extent necessary, be made in the same manner as is described in Section 6A.1.3 above.

                  6A.2.2 DEFINED BENEFIT PLAN FRACTION. For purposes of this
Section 6A.2, a Participant's "defined benefit plan fraction" for any limitation year is a fraction:

                           (a) The numerator of which is the Participant's
projected annual benefit under all of the defined benefit plans maintained by the Employer and the Affiliated Employers (determined as of the close of the subject limitation year and including any such plans whether or not terminated); and


                                      6A-4

                           (b) The denominator of which is the lesser of (1)
1.25 multiplied by the dollar limitation in effect under Code Section 415(b)(1)(A) for such limitation year or (2) 1.4 multiplied by the amount which may be taken into account for the Participant under Code Section 415(b)(1)(B) by the close of such limitation year (I.E., 1.4 multiplied by 100% of his or her average annual compensation for his or her high three years). If a Participant's current accrued benefit as of the first day of the limitation year beginning on January 1, 1987 exceeds the dollar limitation in effect under Code Section 415(b)(1)(A) for any limitation year, however, then the dollar limitation referred to in clause (1) above shall be deemed to be not less than such current accrued benefit. For purposes hereof, the Participant's "current accrued benefit" means his or her accrued benefit when expressed as an annual benefit and as determined under such defined benefit plans as of the close of the last limitation year beginning before January 1, 1987 (but disregarding any change in the terms and conditions of such plans after May 5, 1986 and any cost of living adjustment occurring after May 5, 1986).

                  6A.2.3 DEFINED CONTRIBUTION PLAN FRACTION. For purposes of this Section 6A.2, a Participant's "defined contribution plan fraction" for any limitation year is a fraction:

                           (a) The numerator of which is the sum of all of the
annual additions to the Participant's accounts under this Plan and all other defined contribution plans (and, to the extent annual additions are made thereto, defined benefit plans and welfare benefit funds) maintained by the Employer and the Affiliated Employers (whether or not terminated) which have been made as of the close of the subject limitation year (including annual additions made in prior limitation years); and

                           (b) The denominator of which is the sum of the lesser
of the following amounts determined for the subject limitation year and for each prior limitation year in which the Participant performed service for the Employer or an Affiliated Employer: (1) 1.25 multiplied by the dollar limitation in effect under Code Section 415(c)(1)(A) for the applicable limitation year (determined without regard to Code Section 415(c)(6)), or (2) 1.4 multiplied by the amount which may be taken into account for the Participant under Code
Section 415(c)(1)(B) for the applicable limitation year. (In general, for limitation years beginning after December 31, 1986, the dollar limitation in effect under Code Section 415(c)(1)(A) for a limitation year is the greater of $30,000 or 1/4 of the dollar limitation in effect under Code Section 415(b)(1)(A) for such limitation year, and the amount which may be taken into account under Code Section 415(c)(1)(B) for a limitation year is 25% of the Participant's compensation for such limitation year.)

                  6A.2.4 OTHER NECESSARY TERMS. For purposes of the rules set forth in this Section 6A.2, the following terms shall apply:

                           (a) A Participant's "projected annual benefit" as of
the close of any limitation year means the annual benefit that the Participant would be entitled to under all of the defined benefit plans maintained by the Employer and the Affiliated Employers if (1) the Participant continued in employment with his or her current employer on the same basis as exists


                                      6A-5
as of the close of the subject limitation year until attaining his or her Normal Retirement Age (or, if he or she has already attained such age by the close of the subject limitation year, he or she immediately terminated his or her employment), (2) the Participant's annual compensation for the subject limitation year remains the same each later limitation year until he or she terminates employment, and (3) all other relevant factors used to determine benefits under such plans for the subject limitation year remain constant for all future limitation years.

                           (b) A Participant's "annual benefit" means a benefit
payable in the form of a single life annuity.

                           (c) A Participant's "annual addition," his or her
"compensation," and the "limitation year" shall all have the same meanings as are given to those terms in Section 6A.1 above.

                  6A.2.5 ADJUSTMENT OF DEFINED CONTRIBUTION PLAN FRACTION. If necessary, an amount shall be subtracted from the numerator of the defined contribution plan fraction applicable to a Participant in accordance with regulations prescribed by the Secretary of the Treasury or his or her delegate so that the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction computed as of the end of the last limitation year beginning before January 1, 1987 does not exceed 1.0 for such limitation year.

                  6A.2.6 COMBINING OF PLANS. If any other defined contribution plans (as defined in Section 414(i) of the Code) in addition to this Plan are maintained by the Employer or any Affiliated Employers, then the limitation set forth in this Section 6A.2 shall be applied as if this Plan and such other defined contribution plans are a single plan. If any reduction or adjustment in a Participant's annual addition is required by this Section 6A.2, such reduction or adjustment shall be made to the extent possible under any of such other defined contribution plan or plans in which a portion of the annual addition was allocated to the Participant's account as of a date in the applicable limitation year which is later than the latest date in such year as of which any portion of the annual addition was allocated to the Participant's account under this Plan (provided such other plan or plans provide for such reduction or adjustment in such situation). To the extent still necessary, such reduction or adjustment shall be made under this Plan.

                  6A.2.7 TERMINATION OF LIMITATION. Notwithstanding any other provision of the Plan to the contrary, the provisions set forth in this Section 6A.2 shall not apply, and shall no longer be effective, for any limitation year which begins after December 31, 1999.




                                      6A-6

                                   SECTION 6B
                                   ----------

                             INVESTMENT OF ACCOUNTS
                             ----------------------

         6B.1 GENERAL RULES FOR INVESTMENT OF ACCOUNTS. All of a Participant's Accounts shall be invested on and after the Effective Amendment Date in the manner provided under and in accordance with the following provisions of this
Section 6B.1.

                  6B.1.1 Each Participant may elect, to be effective as of the next pay day of the Participant by which the Committee can reasonably put such election into effect, to invest, as soon as practical after they are made, the Participant's Savings Contributions and Rollover Contributions made to the Plan (his or her "future Savings and Rollover Contributions") in 1% increments among any or all of Funds A, B, C, D, E, and F. Notwithstanding the foregoing, the Participant may not elect that more than 50% of his or her future Savings and Rollover Contributions will be invested in Fund F. Further, if the Participant never makes any election as to the investment of his or her future Savings and Rollover Contributions, then he or she shall be deemed to have elected to invest his or her future Savings and Rollover Contributions in Fund A until he or she changes such election under this Section 6B.1.1.

                  6B.1.2 Any Matching Contributions made to the Plan which are allocable to a Participant's Accounts shall be invested, as soon as practical after they are made, in Fund F.

                  6B.1.3 Further, each Participant may at any time elect, to be effective as of the next day by which the Committee can reasonably put such election into effect, to change the investment of the then balance of his or her Accounts (including for this purpose the portion of his or her Accounts attributable to his or her Savings Contributions and Rollover Contributions, and to Matching Contributions allocable to his or her Accounts, which were made prior to such election) in 1% increments among any or all of Funds A, B, C, D, E, and F. Notwithstanding the foregoing, such election may not result in more than 50% of the then balance of his or her Accounts to be invested in Fund F.

                  6B.1.4 Unless a Participant changes the investment of the balance of his or her Accounts as of any date under Section 6B.1.3 above, any net income arising under Fund A, B, C, D, E, or F and allocable to the Participant's Accounts shall be reinvested in such Fund.

                  6B.1.5 Any election made by a Participant under Section 6B.1.1 or 6B.1.3 above must be made by a communication to a Plan representative under a telephonic system approved by the Committee or by any other method approved by the Committee. If such election is made by a telephonic communication, it shall be confirmed in writing by the Plan representative to the Participant.

                  6B.1.6 If a Participant fails at any time to make an election as to the investment of his or her future Savings and Rollover Contributions or the then balance of his or



                                      6B-1
her Accounts, then his or her future Savings and Rollover Contributions or the then balance of his or her Accounts, as the case may be, shall continue to be invested in the same manner as applied immediately prior to such time without change until the Participant subsequently does elect a change under this Section 6B.1 (except that, if no election as to the investment of his or her future Savings and Rollover Contributions or the then balance of his or her Accounts, as the case may be, had ever previously been made as to such contributions or balance, then the Participant shall be deemed to have elected to invest such contributions or balance in Fund A.)

         6B.2 INVESTMENT FUNDS. Several Funds shall be maintained in the Trust Fund for the investment of Plan funds. For purposes hereof, a "Fund" means a separate commingled investment fund established under the Trust Fund which is used for the investment of assets of the Plan. Each of such Funds has a specific investment focus and party or parties directing its investments, which in both cases is chosen by the Committee or an investment committee appointed under the provisions of the Trust. Each Fund is subject to all of the terms of the Trust Fund. For purposes of the Plan, the funds listed below are Funds used for the Plan, have the investment focus described below, and are the Funds referred to in the other provisions of the Plan:

                  6B.2.1 "Fund A" invests in a variety of short-term fixed income corporate and government securities, mortgage securities, investment contracts with selected insurance or other companies, intermediate-term fixed-income securities, and cash equivalents.

                  6B.2.2 "Fund B" invests in a variety of corporate and government fixed-income securities, mortgage securities, equity securities, and cash equivalents, as selected by the Committee or by one or more investment managers appointed under the Trust Fund.

                  6B.2.3 "Fund C" invests in common stocks of well established companies which are generally reflected in the Standard & Poor's 500 stock equity index fund.

                  6B.2.4 "Fund D" invests in the common stocks of smaller, less recognized companies than the companies reflected in Fund C.

                  6B.2.5 "Fund E" invests in the stocks of companies not based in the United States.

                  6B.2.6 "Fund F" invests primarily in common stock of Federated, except that a portion of such Fund may invest in certain cash equivalents.





                                      6B-2

                                    SECTION 7
                                    ---------

                          WITHDRAWALS DURING EMPLOYMENT
                          -----------------------------


         7.1 WITHDRAWALS OF AFTER-TAX SAVINGS AND ROLLOVER CONTRIBUTIONS.

                  7.1.1 Upon written notice filed with a Plan representative, a Participant may elect to withdraw from his or her Savings Account any portion of the then value of such Account which is attributable to his or her After-Tax Savings Contributions which are treated under other provisions of the Plan as Additional Savings Contributions (for purposes of this Section 7.1, the "After-Tax Additional Savings Contributions"), and/or to withdraw any portion of the then value of his or her Rollover Account, and which he or she designates in the notice.

                  7.1.2 Also upon written notice filed with a Plan representative, any Participant may, provided he or she elects at the same time to withdraw the maximum amount of After-Tax Additional Savings Contributions he or she is permitted to withdraw under Section 7.1.1 above (if any), elect to withdraw from his or her Savings Account any portion of the then value of such Account which is attributable to his or her After-Tax Savings Contributions which are treated under other provisions of the Plan as Basic Savings Contributions and which he or she designates in the notice.

                  7.1.3 If a withdrawal under Section 7.1.1 above and/or Section
7.1.2 above is elected, the actual withdrawal payment shall be distributed in cash to the Participant as soon as administratively practical after such election.

         7.2 WITHDRAWALS OF PRE-TAX SAVINGS CONTRIBUTIONS.

                  7.2.1 Upon written notice filed with a Plan representative, a Participant may, provided he or she elects at the same time to withdraw the maximum amount he or she is permitted to withdraw under Section 7.1 above (if any), request a withdrawal from his or her Savings Account of any portion of the then value of such Account which is attributable to his or her Pre-Tax Savings Contributions and which he or she designates in the notice, so long as, if the Participant has not yet attained age 59-1/2, the requested amount is not greater than the difference between the dollar amount of the Pre-Tax Savings Contributions previously made on his or her behalf to the Plan and the amount of Pre-Tax Savings Contributions he or she has previously withdrawn from the Plan. Further, no withdrawal may be allowed under this Section 7.2 unless the withdrawal is requested (1) after the Participant has attained age 59-1/2 or (2) because of a hardship.

                  7.2.2 If such a withdrawal is requested, the actual withdrawal payment shall be distributed in cash to the Participant as soon as administratively practical after such election, provided the Committee or a Committee representative determines such request is to be granted under the rules set forth in this Section 7.2 (and, if applicable, Section 7.3 below).



                                      7-1

                  7.2.3 Also, any withdrawal made by a Participant shall be deemed for Plan purposes to consist first of those Pre-Tax Savings Contributions which are treated under other provisions of the Plan as Additional Savings Contributions and second (only to the extent still necessary) of those Pre-Tax Savings Contributions which are treated under other provisions of the Plan as Basic Savings Contributions.

                  7.2.4 Any withdrawal requested under this Section 7.2 because of a hardship shall be granted by the Committee or a Committee representative if (and only if) the Committee or the Committee representative determines that the requested hardship withdrawal meets the requirements set forth in Section 7.3 below.

         7.3 REQUIREMENTS FOR HARDSHIP WITHDRAWALS. Any withdrawal which is requested by a Participant under Section 7.2 above because of a hardship must meet the following requirements in order to be granted by the Committee or a Committee representative:

                  7.3.1 Any such hardship withdrawal must be requested by the Participant and certified to be on account of an immediate and heavy financial need of the Participant. Also, written documentation of the reason for requesting the withdrawal may be required by the Committee or a Committee representative. Whether a withdrawal is requested on account of an immediate and heavy financial need of the Participant shall be determined by the Committee or a Committee representative on the basis of all facts and circumstances. In this regard, a withdrawal shall be considered to be requested on account of an immediate and heavy financial need of the Participant if the request is on account of:

                           (a) Expenses for medical care (described in Section
213(d) of the Code) previously incurred by the Participant, his or her spouse, or any dependents of his or hers (as defined in Section 152 of the Code) or necessary for these persons to obtain medical care (described in Section 213(d) of the Code);

                           (b) Costs directly related to the purchase (excluding
mortgage payments) of a principal residence of the Participant;

                           (c) The payment of tuition and related educational
fees for the next twelve months of post-secondary education for the Participant or his or her spouse, children, or dependents (as defined in Section 152 of the Code);

                           (d) The need to prevent the eviction of the
Participant from his or her principal residence or the foreclosure on the mortgage of the Participant's principal residence;

                           (e) The need to pay funeral expenses of a family
member of the Participant;

                           (f) The need to pay expenses resulting from sudden or
unexpected damage to the Participant's principal residence or personal property;



                                      7-2

                           (g) To the extent not described in paragraph (a)
above, the need to pay expenses resulting from a sudden and unexpected illness or accident of the Participant or a family member of the Participant; or

                           (h) To the extent not included in any of the
foregoing paragraphs, the need to pay expenses to alleviate the Participant's severe financial hardship resulting from extraordinary and unforeseeable circumstances beyond the control of the Participant.

                  7.3.2 Any such hardship withdrawal must also be necessary to satisfy the need for the withdrawal. A withdrawal shall be deemed necessary to satisfy such need if, and only if, all of the following conditions are certified to by the Participant:

                           (a) The withdrawal is not in excess of the amount of
the immediate and heavy financial need of the applicable Participant which has caused the Participant to request the withdrawal. The amount of an immediate and heavy financial need of the Participant may include an amount permitted by the Committee under uniform rules to cover Federal income taxes or penalties which can reasonably be anticipated to result to the Participant from the distribution;

                           (b) The Participant has obtained or is obtaining by
the date of the withdrawal all withdrawals (other than hardship withdrawals) and all nontaxable (at the time of the loans) loans then available under the Plan and all other plans of the Employer and the Affiliated Employers, including any loans then available under Section 6.9 above and any withdrawal then available under Section 7.1 above;

                           (c) The Participant shall be suspended from making
employee contributions or having contributions made by reason of his or her election pursuant to an arrangement described in Section 401(k) of the Code under the Plan, or any other plan of the Employer or an Affiliated Employer which is qualified under Section 401(a) of the Code, for a one year period beginning on the date on which the withdrawal payment is made;

                           (d) The Participant shall be suspended from making
employee contributions or having contributions made by reason of his or her election under any plan of deferred compensation of the Employer or an Affiliated Employer which is not qualified under Section 401(a) of the Code, including for purposes hereof a stock option or stock purchase plan, for at least one year after the date on which the withdrawal payment is made; and

                           (e) The Participant cannot relieve such need through
any other resources.

         7.4 SUSPENSION OF SAVINGS CONTRIBUTIONS. Notwithstanding any other provision in the Plan to the contrary, the ability of any Participant who makes a withdrawal under Sections 7.2 and 7.3 above because of a hardship shall automatically be suspended from making Savings Contributions under this Plan for the one year period beginning on the date on which the


                                      7-3
withdrawal payment is made. The Participant may elect to have Savings Contributions resume being made on his or her behalf as of any pay day which occurs at least one year after such withdrawal date (or any subsequent day) only by filing a new Savings Agreement with a Plan representative an administratively reasonable number of days prior to such pay day.

         7.5 REDUCTION OF POST-WITHDRAWAL PRE-TAX SAVINGS CONTRIBUTIONS. Notwithstanding any other provision in the Plan to the contrary, any Participant who makes a withdrawal under Sections 7.2 and 7.3 above because of a hardship may not elect to have Pre-Tax Savings Contributions made to this Plan, and/or to have any contributions made to any other plan of the Employer or an Affiliated Employer by reason of an election pursuant to any arrangement described in
Section 401(k) of the Code, for the Participant's tax year next following his or her tax year in which he or she receives such withdrawal which are in the aggregate in excess of an amount equal to: (1) the applicable limit under
Section 402(g) of the Code for such next tax year (E.G., $9,500, as increased by the Secretary of the Treasury or his or her delegate for such next tax year); less (2) the aggregate sum of the Pre-Tax Savings Contributions made on behalf of the Participant to this Plan, and the contributions made on his or her behalf to any other plan of the Employer or an Affiliated Employer by reason of any arrangement described in Section 401(k) of the Code, for the Participant's tax year in which such withdrawal is made.



                                      7-4

                                    SECTION 8
                                    ---------

                     DISTRIBUTIONS ON ACCOUNT OF TERMINATION
                     ---------------------------------------
                   OF EMPLOYMENT FOR REASONS OTHER THAN DEATH
                   ------------------------------------------


         8.1 DISTRIBUTION OF RETIREMENT BENEFIT. Each Participant who is vested in any Account under the Plan shall be entitled to a retirement benefit under the Plan, which is payable in accordance with the following provisions:

                  8.1.1 The form of such benefit shall be determined under Sections 8A and 8B below.

                  8.1.2 Further, subject to the other provisions of the Plan, such benefit shall be paid or commence to be paid within a reasonable administrative period after the date the Participant provides a Plan representative with a written direction (on a form prepared or approved by the Committee) to pay the benefit, except that in no event shall such benefit be paid or commence to be paid prior to the earlier of the date the Participant ceases to be an Employee or the Participant's Required Commencement Date or later than the Participant's Required Commencement Date.

                  8.1.3 Notwithstanding the provisions of Section 8.1.2 above, such benefit shall automatically be paid, with no direction or consent of the Participant being required, within a reasonable administrative period after the date the Participant ceases to be an Employee if the lump sum amount of such benefit is then determined to be $3,500 or less and if the Participant's ceasing to be an Employee occurs prior to his or her Required Commencement Date; except that such benefit shall in no event be paid later than the Participant's Required Commencement Date.

                  8.1.4 Also, in no event shall distribution of any benefit under the Plan to a Participant under this Section 8.1 be made or commence, provided the Participant has filed a written direction to pay the benefit (when such direction is required) and the amount of the benefit can be determined, later than 60 days after the end of the later of the Plan Year during which the Participant attains his or her Normal Retirement Age or the Plan Year in which he or she ceases to be an Employee.

                  8.1.5 If a Participant dies before the full distribution of the retirement benefit to which he or she is entitled, his or her beneficiary under the Plan shall be entitled to a benefit under Section 9 below and the provisions of this Section 8.1 shall no longer apply.

         8.2 REQUIRED COMMENCEMENT DATE. For purposes of the Plan and Section
8.1 above in particular, a Participant's "Required Commencement Date" means a date determined by the Committee for administrative reasons to be the date on which the Participant's vested Plan benefit (if any such benefit would then exist and not yet have been distributed) is to commence in order to meet the requirements of Section 401(a)(9) of the Code as such requirements are in



                                      8-1
effect in the first calendar year that the Participant reaches an age which requires the commencement of the Participant's vested Plan benefit under such Code Section in such calendar year or the immediately following calendar year. Such date, for any Participant who has not in a calendar year ending prior to the Effective Amendment Date reached an age which required the commencement of the Participant's vested Plan benefit in such calendar year or the immediately following calendar year, and subject to any subsequent changes to Code Section 401(a)(9), shall be in accordance with the following parameters:

                  8.2.2 For a Participant who is not a 5% owner of the Employer, his or her Required Commencement Date must be no later than, and no earlier than seven months prior to, the April 1 of the calendar year next following the later of: (1) the calendar year in which he or she attains age 70-1/2; or (2) the calendar year in which he or she ceases to be an Employee.

                  8.2.3 For a Participant who is a 5% owner of the Employer, his or her Required Commencement Date must be no later than, and no earlier than seven months prior to, the April 1 of the calendar year next following the later of: (1) the calendar year in which he or she attains age 70-1/2; or (2) the earlier of the calendar year with or within which ends the Plan Year in which he or she becomes a 5% owner of the Employer or the calendar year in which he or she ceases to be an Employee.

                  8.2.4 A Participant is deemed to be a 5% owner of the Employer for purposes hereof if he or she is a 5% owner of the Employer (as determined under Section 416(i)(1)(B) of the Code) at any time during the Plan Year ending with or within the calendar year in which he or she attains age 66-1/2 or any subsequent Plan Year. Once a Participant meets the criteria, he or she shall be deemed a 5% owner of the Employer even if he or she ceases to own 5% of the Employer in a later Plan Year.

                  8.2.5 Notwithstanding the foregoing, for any Participant who has no amount at all allocated to any Account of his or hers under the Plan (or who is not yet even a Participant) on the date which otherwise would be his or her Required Commencement Date under the foregoing provisions of this Section 8.2, then his or her Required Commencement Date shall not be subject to such foregoing provisions but rather must be a date which falls in, and is no later than the December 31 of, the calendar year next following the first calendar year in which falls a date as of which an amount is allocated to any Account of his or hers under the Plan.

         8.3 FORFEITURE OF NONVESTED ACCOUNTS ON TERMINATION OF EMPLOYMENT. If a Participant ceases to be an Employee for any reason prior to a time when his or her Accounts are fully vested, the Participant will forfeit from his or her Accounts the nonvested balance therein (I.E., the total balance of such Accounts less the vested portion, if any, of such balance), on and as determined as of the earlier of (1) the date on which he or she receives distribution of the full vested portion of his or her Accounts or (2) the end of the Plan Year in which he or she first incurs a Six-Year Break-in-Service which ends after the Participant ceases to be an Employee. The forfeited amount shall be allocated to Accounts of other Participants in



                                      8-2
accordance with Section 8.6 below. For purposes hereof, a Participant who terminates employment with the Employer at a time when he or she has no vested balance in his or her Accounts at all shall be deemed to have received a complete distribution of the vested portion of his or her Accounts on the date of such termination of employment.

         8.4 SPECIAL RULES AS TO EFFECT OF REHIRINGS ON ACCOUNTS.

                  8.4.1 If a former Participant who ceased to be an Employee and thereby forfeited all of his or her Accounts is rehired as an Employee prior to incurring a Six-Year Break-in-Service, the dollar amount which was previously forfeited from such Accounts shall be restored, as of the last day of the Plan Year in which he or she is rehired, to new Accounts (of the same types as the ones from which he or she suffered the forfeiture) established for him or her under the Plan. In addition, if a former Participant who ceased to be an Employee, thereby forfeited a portion of but not all of his or her Accounts, and received a distribution of the vested balance of such Accounts is rehired as an Employee prior to incurring a Six-Year Break-in-Service, he or she may repay to the Trust the dollar amount previously distributed to him or her which was attributable to the vested portion of such prior Accounts. Such repayment must be made prior to the earlier of the end of a Six-Year Break-in-Service or the sixth annual anniversary of his or her reemployment as an Employee. If he or she makes such repayment, the dollar amount previously forfeited from such prior Accounts, together with the dollar amount of the repayment, shall be restored, as of the last day of the Plan Year in which he or she makes the repayment, to new Accounts (of the same types as the ones from which he or she suffered the forfeiture and received the distribution) established for him or her under the Plan.

                  8.4.2 If a former Participant who ceased to be an Employee and forfeited a portion but not all of his or her Matching Account is rehired as an Employee after incurring a Six-Year Break-in-Service but before receiving the full vested portion of all of his or her Accounts, his or her Matching Account shall be renamed as the "Prior Matching Account," shall at all future times only reflect the then remaining vested balance therein and Trust earnings and income which become allocable thereto, and shall be fully vested at all subsequent times. A new Matching Account, to which future Matching Contributions can be allocated and which shall be subject to the general vesting provisions of the Plan, shall be established for the rehired Participant.

         8.5 SOURCE OF RESTORALS. The restorals required under Section 8.4 above for any Plan Year shall, to the extent indicated in Section 8.6 below, be made from forfeitures arising in such Plan Year. If the amount of such forfeitures are insufficient to make all such required restorals, then the amount of such required restorals shall be made from a special contribution paid by the Employer to the Trust. Such contribution shall not be considered an Employer contribution for purposes of Section 6.1 or 6.2 above or a part of an annual addition (as defined in Section 6A.1.2(a) above) to the Plan.

         8.6 APPLICATION OF FORFEITURES. Any amount of forfeitures arising under the Plan during a Plan Year: (1) shall first be allocated to make all restorals of Accounts required under


                                      8-3
the provisions of Section 8.4 above; (2) shall second, to the extent any such forfeitures still remain after such first step, be allocated to correct any inadvertent errors made in crediting amounts to Accounts and to make all restorals of Accounts required under the provisions of Section 10.2 below; (3) shall third, to the extent any such forfeitures still remain after such two steps, be used to reduce and be substituted in place of the amount of Matching Contributions otherwise required for the subject Plan Year under the provisions of Section 5.1.3 above; and (4) shall fourth, to the extent any such forfeitures still remain after such three steps, be allocated among the Matching Accounts of those Participants who are otherwise entitled to receive an allocation of Matching Contributions for the subject Plan Year in the same manner as the Matching Contributions of the Employer are allocated for such Plan Year and in addition to such Matching Contributions.




                                      8-4

                                   SECTION 8A
                                   ----------

                   FORM OF DISTRIBUTION OF SAVINGS, ROLLOVER,
                   ------------------------------------------
                              AND MATCHING ACCOUNTS
                              ---------------------


         8A.1 SECTION APPLIES ONLY TO SAVINGS, ROLLOVER, AND MATCHING ACCOUNTS. This Section 8A provides rules as to the form (except for the time of payout, which is provided for in Section 8 above) of a Participant's retirement benefit under the Plan with respect to the part of such benefit attributable to the Savings Account, Rollover Account, and Matching Account of the Participant (which part of such benefit is referred to in this Section 8A as the Participant's "Savings Benefit"). Section 8B below provides the rules as to such form with respect to the part of the retirement benefit attributable to any Retirement Income Account of the Participant.

         8A.2 NORMAL FORM OF SAVINGS BENEFIT -- LUMP SUM PAYMENT. Subject to the other provisions of the Plan, a Participant's Savings Benefit shall be distributed in the form of a lump sum payment. The amount of the lump sum payment shall be equal to the vested balances in the Participant's Savings, Rollover, and Matching Accounts, determined as of the date which is reasonably chosen by the Committee or a Committee representative to be sufficiently in advance of the distribution so as to allow the Committee time to process the distribution (for purposes of this Section 8A.2, the "subject valuation date"). Such lump sum payment shall be made in cash, except that the Participant may elect, on a form or writing prepared or approved by the Committee and filed with a Plan representative prior to the date the payment is processed, that the payment is to be made partly in the form of common shares of Federated if a portion of his or her Savings and Matching Accounts then is invested in the Investment Fund described in Section 6B above as Fund F (for purposes of this Section 8A.2, "Fund F"). If such election is made, then such lump sum payment will consist of: (1) to the extent sufficient Federated common shares are available under Fund F, Federated common shares equal to the quotient produced by dividing the vested balances of the portion of the Participant's Savings, Rollover, and Matching Accounts which is invested in Fund F as of the subject valuation date by the closing price (for purposes of this Section 8A.2, the "subject closing price") of a Federated common share on the latest trading day of the largest securities market in which Federated common shares are traded which occurs on or before the subject valuation date; and (2) cash equal to the difference between the total vested balances of the Participant's Savings and Matching Accounts as of the subject valuation date and the value of the Federated common shares being distributed in the payment (as determined on the basis of the subject closing price of a Federated common share).

         8A.3 OPTIONAL ANNUITY FORM OF BENEFIT RULES. Subject to the other provisions of the Plan, a Participant may elect to receive his or her Savings Benefit in an Annuity form instead of the normal form set forth in Section 8A.2 above (or to have part of his or her Savings Benefit paid in an Annuity form and the remainder paid in the normal form set forth in Section 8A.2 above). Such an election must be made on a form or writing prepared or approved by the Committee and filed with a Plan representative prior to the date the benefit is payable under the


                                      8A-1
provisions of Section 8.1 above. If the Participant elects to receive his or her Savings Benefit (or part of such benefit) in an Annuity form, the specific type of Annuity in which such benefit shall be paid is determined under the provisions of Sections 8A.4, 8A.5, and 8A.6 below. In addition, the election to pay a Savings Benefit (or part of such benefit) in an Annuity form is subject to the following provisions:

                  8A.3.1 The distribution of any Annuity shall be effected by the application of an amount equal to the vested balances in the Participant's Savings, Rollover, and Matching Accounts (determined as of a date which is reasonably chosen by the Committee or a Committee representative to be sufficiently in advance of the distribution so as to allow the Committee time to process the distribution), or the part of such vested balances which the Participant elects to have distributed in an Annuity form, to the purchase of a nontransferable Annuity contract providing the applicable type of Annuity form from an insurance company selected by the Committee and the subsequent forwarding of such contract to the Participant. The purchase of such Annuity shall be made on behalf of the Participant as a part of the Plan's administrative procedures. If the Participant receives a benefit under Section 8B below in the same Annuity form as he or she receives his or her Savings Benefit (or any part thereof), the Committee may choose to purchase one Annuity contract to provide both such benefits.

                  8A.3.2 Any Annuity contract shall be purchased and distributed on an immediate basis (I.E., payments under the contract shall begin as of a date which coincides with or is within a reasonable administrative period after the date as of which such purchase is made). As a result, the vested balances of the Participant's Savings, Rollover, and Matching Accounts shall be maintained in the Plan until just before the Annuity contract is to begin payments, at which time the contract shall be purchased.

                  8A.3.3 The distribution of an Annuity contract hereunder shall, for all purposes of the Plan, be deemed to constitute the full distribution of the benefit attributable to the part of the Participant's Savings, Rollover, and Matching Accounts which is due the Participant and is being paid in the form of an Annuity.

                  8A.3.4 Notwithstanding any other provision of the Plan to the contrary, the applicable Participant may not elect to receive his or her Savings Benefit (or any part of such benefit) in an Annuity form if the value of such benefit (or such part) at the time it is determined for distribution purposes, when added to the value of any benefit under Section 8B below which the Participant also is to receive in an Annuity form, is $3,500 or less. Instead, in such case such benefit shall be distributed in a lump sum payment in accordance with the provisions of Section 8A.2 above.

                  8A.3.5 If a Participant elects to receive part but not all of his or her Savings Benefit in the form of an Annuity, then, for purposes of the provisions of Sections 8A.4, 8A.5, and 8A.6 below, any reference in such sections to a Participant's Savings Benefit shall be read to refer only to the part of such benefit which the Participant elects to receive in the form of an Annuity.



                                      8A-2

         8A.4 NORMAL FORM OF ANNUITY BENEFIT.

                  8A.4.1 Subject to the other terms of the Plan, if a Participant elects to receive his or her Savings Benefit in an Annuity form under the provisions of Section 8A.3 above and he or she is not married as of the date payments under the Annuity are to begin being paid, then such benefit shall be paid in the form of a Single Life Annuity.

                  8A.4.2 Subject to the other terms of the Plan, if a Participant elects to receive his or her Savings Benefit in an Annuity form under the provisions of Section 8A.3 above and he or she is married as of the date payments under the Annuity are to begin being paid, then such benefit shall be paid in the form of a Qualified Joint and Survivor Annuity.

         8A.5 ELECTION OUT OF NORMAL ANNUITY FORM.

                  8A.5.1 A Participant who elects to receive his or her Savings Benefit in an Annuity form under the provisions of Section 8A.3 above may elect to waive the normal Annuity form in which such benefit shall otherwise be paid under Section 8A.4 above and instead to have such benefit paid in any specific optional Annuity form permitted him or her under Section 8A.6 below, provided:
(1) such election is made in writing to a Plan representative (on a form or writing prepared or approved by the Committee) both prior to the date on which the Savings Benefit is otherwise distributed in the absence of this election and within the 90 day period ending on the date on which his or her Savings Benefit is distributed; and (2) for a Participant who is married on the date as of which his or her Savings Benefit commences under the Annuity form, the person who is the Spouse of the Participant on such date consents, in writing to a Plan representative, to such election within the same 90 day period, with the Spouse's consent acknowledging the effect of such consent and being witnessed by a notary public. Any such Spouse's consent shall be irrevocable once received by a Plan representative.

                  8A.5.2 Notwithstanding the provisions of clause (2) in Section 8A.5.1 above, a consent of a Spouse shall not be required for purposes of
Section 8A.5.1 above if it is established to the satisfaction of a Plan representative that the otherwise required consent cannot be obtained because the Plan representative reasonably determines no Spouse exists, because the Spouse cannot reasonably be located, or because of such other circumstances as the Secretary of the Treasury or his or her delegate allows in regulations.

                  8A.5.3 The Participant may amend or revoke his or her election of an optional Annuity form under this Section 8A.5 by written notice filed with a Plan representative at any time before his or her Savings Benefit is processed for distribution to him or her under the Plan; provided that if the Participant attempts upon such an amendment to elect another Annuity form of payment different than the normal Annuity form applicable to him or her, the conditions of Sections 8A.5.1 and 8A.5.2 above must be satisfied as if such amendment were a new election.


                                      8A-3

         8A.6 OPTIONAL ANNUITY FORMS. A Participant who elects to receive his or her Savings Benefit in an Annuity form may elect to receive such benefit, in lieu of the normal Annuity form otherwise payable under Section 8A.4 above and provided all of the election provisions of Section 8A.5 above are met, in any of the following Annuity forms: (1) a Single Life Annuity (which is an optional Annuity form only for a Participant who is married on the date as of which his or her Savings Benefit is distributed to him); (2) a Life and Ten Year Certain Annuity; (3) a Full Cash Refund Annuity; or (4) a Period Certain Annuity.

         8A.7 ANNUITY DEFINITIONS. For purposes of this Section 8A, the following Annuity definitions apply:

                  8A.7.1 "Single Life Annuity" means an Annuity payable as follows. Monthly payments are made to a Participant for his or her life and end with the last monthly payment due for the month in which the Participant dies.

                  8A.7.2 "Qualified Joint and Survivor Annuity" means an Annuity payable as follows. Monthly payments are made to a Participant for his or her life, and after his or her death monthly survivor payments continue to the person who is the Spouse of the Participant on the date as of which payments under the Annuity begin being paid to the Participant (provided such person survives the Participant) for such person's life. Each monthly survivor payment to such person is equal in amount to 50% (or, if the Participant so elects in writing to the applicable Plan representative within the 90 day period ending on the date on which payments under the Annuity begin being paid, 66-2/3%, 75%, or 100%) of the monthly payment amount made during the life of the Participant under the same Annuity.

                  8A.7.3 "Life and Ten Year Certain Annuity" means an Annuity payable as follows. Monthly payments are made to a Participant for his or her life, and such payments end with the payment due for the month in which the Participant dies if at least 120 monthly payments have been made on behalf of the Participant. If not, the monthly payments continue after the Participant's death to a contingent beneficiary until 120 monthly payments have been made, when aggregated, to the Participant and the contingent beneficiary. The Participant shall name the contingent beneficiary in his or her election of this form.

                  8A.7.4 "Full Cash Refund Annuity" means an Annuity payable as follows. Monthly payments are made to a Participant for his or her life and end with the last payment due for the month in which the Participant dies. Further, if the cost of such Annuity exceeds the total of all monthly payments made under the Annuity through the month in which the Participant dies, then the amount of such excess shall be paid to a contingent beneficiary. The Participant shall name the contingent beneficiary for purposes of such Annuity in his or her election of this form.

                  8A.7.5 "Period Certain Annuity" means an Annuity payable as follows. Monthly payments are made to a Participant for a certain number of months (the "period certain") and end with the payment for the last month in such period certain. If the Participant


                                      8A-4
dies before the end of the period certain, then the monthly payments due for the remaining months in the period certain after the month of the Participant's death shall be paid to a contingent beneficiary. The Participant shall specify the period certain to be used and name the contingent beneficiary in his or her election of this form. The period certain may be of any number of months, provided it is not less than 36 months and not more than 180 months.






                                      8A-5

                                   SECTION 8B
                                   ----------

                             FORM OF DISTRIBUTION OF
                             -----------------------
                           RETIREMENT INCOME ACCOUNTS
                           --------------------------


         8B.1 SECTION APPLIES ONLY TO RETIREMENT INCOME ACCOUNTS. This Section 8B provides rules as to the form (except for the time of payout, which is set forth in Section 8 above) of a Participant's retirement benefit under the Plan with respect to the part of such benefit attributable to any Retirement Income Account of the Participant (which part of such benefit is referred to in this Section 8B as the Participant's "Profit Sharing Benefit"), if any. Section 8A above provides the rules as to such form with respect to the part of the retirement benefit attributable to any Savings, Rollover, and Matching Accounts of the Participant (which part of such benefit is referred to in this Section 8B as the Participant's "Savings Benefit").

         8B.2 NORMAL FORM OF PROFIT SHARING BENEFIT -- QUALIFIED ANNUITY FORMS.

                  8B.2.1 Subject to the other terms of the Plan, if a Participant is not married as of the date payment of his or her Profit Sharing Benefit is to commence, then such benefit shall be paid in the form of a Single Life Annuity.

                  8B.2.2 Subject to the other terms of the Plan, if a Participant is married as of the date payment of his or her Profit Sharing Benefit is to commence, then such benefit shall be paid in the form of a Qualified Joint and Survivor Annuity.

         8B.3 ELECTION OUT OF NORMAL FORM.

                  8B.3.1 A Participant may elect to waive the normal form in which his or her Profit Sharing Benefit shall otherwise be paid under Section 8B.2 above and instead to have such benefit (or any part of such benefit) paid in any specific optional form permitted him or her under Section 8B.4 below, provided: (1) such election is made in writing to a Plan representative (on a form or writing prepared or approved by the Committee) both prior to the date on which the Profit Sharing Benefit is distributed in the absence of this election and within the 90 day period ending on the date on which his or her Profit Sharing Benefit is distributed or paid; and (2) for a Participant who is married on the date as of which his or her Profit Sharing Benefit commences or is paid, the person who is the Spouse of the Participant on such date consents, in writing to a Plan representative, to such election within the same 90 day period, with the Spouse's consent acknowledging the effect of such consent and being witnessed by a notary public. Any such Spouse's consent shall be irrevocable once received by a Plan representative.

                  8B.3.2 Notwithstanding the provisions of clause (2) in Section 8B.3.1 above, a consent of a Spouse shall not be required for purposes of
Section 8B.3.1 above if it is established to the satisfaction of a Plan representative that the otherwise required consent cannot



                                      8B-1
be obtained because the Plan representative reasonably determines no Spouse exists, because the Spouse cannot reasonably be located, or because of such other circumstances as the Secretary of the Treasury or his or her delegate allows in regulations.

                  8B.3.3 The Participant may amend or revoke his or her election of an optional form under this Section 8B.3 by written notice filed with a Plan representative at any time before his or her Profit Sharing Benefit is processed for distribution to him or her under the Plan; provided that attempts upon such an amendment to elect another form of payment different than the normal form applicable to him or her, the conditions of Sections 8B.3.1 and 8B.3.2 above must be satisfied as if such amendment were a new election.

         8B.4 REGULAR OPTIONAL FORMS.

                  8B.4.1 Provided all of the election provisions of Section 8B.3 above are met, a Participant may elect to receive his or her Profit Sharing Benefit in any of the following forms instead of the normal form otherwise payable under Section 8B.2 above (or to have part of his or her Profit Sharing Benefit paid in any of the following forms and the remainder paid in the normal form otherwise payable under Section 8B.2 above):

                           (a) A Single Life Annuity (which is an optional form
only for a Participant who is married on the date as of which his or her Profit Sharing Benefit commences to be paid to him);

                           (b) A Life and Ten Year Certain Annuity;

                           (c) A Full Cash Refund Annuity;

                           (d) A Period Certain Annuity; or

                           (e) A lump sum payment. The amount of the lump sum
payment shall be equal to the vested balance of the Participant's Retirement Income Account, determined as of a date which is reasonably chosen by the Committee or a Committee representative to be sufficiently in advance of the distribution so as to allow the Committee time to process the distribution (for purposes of this paragraph (e), the "subject valuation date"), or the part of such vested balance which the Participant elects to have distributed in a lump sum payment form, as the case may be. Such lump sum payment shall be made in cash, except that the Participant may elect, on a form or writing prepared or approved by the Committee and filed with a Plan representative prior to the date the payment is processed, that the payment is to be made partly in the form of common shares of Federated if a portion of his or her Retirement Income Account then is invested in the Investment Fund described in Section 6B above as Fund F (for purposes of this paragraph (e), "Fund F"). If such election is made, then such lump sum payment will consist of: (1) to the extent sufficient Federated common shares are available under Fund F, Federated common shares equal to the quotient produced by dividing the vested balance of the portion of the Participant's Retirement Income Account which is invested in Fund F as of the


                                      8B-2
subject valuation date by the closing price (for purposes of this paragraph (e), the "subject closing price") of a Federated common share on the latest trading day of the largest securities market in which Federated common shares are traded which occurs on or before the subject valuation date; and (2) cash equal to the difference between the total vested balance of the Participant's Retirement Income Account as of the subject valuation date and the value of the Federated common shares being distributed in the payment (as determined on the basis of the subject closing price of a Federated common share).

         8B.5 ANNUITY FORM OF BENEFIT RULES. If a Participant's Profit Sharing Benefit is paid in any Annuity form under the provisions of this Section 8B, such Annuity form shall be subject to the following provisions:

                  8B.5.1 The distribution of any Annuity shall be effected by the application of an amount equal to the vested balance in the Participant's Retirement Income Account (determined as of a date which is reasonably chosen by the Committee or a Committee representative to be sufficiently in advance of the distribution so as to allow the Committee time to process the distribution), or the part of such vested balance which is to be distributed in an Annuity form, to the purchase of a nontransferable Annuity contract providing the applicable type of Annuity form from an insurance company selected by the Committee and the subsequent forwarding of such contract to the Participant. The purchase of such Annuity shall be made on behalf of the Participant as a part of the Plan's administrative procedures. If the Participant receives his or her Savings Benefit (or any part thereof) under Section 8A above in the same Annuity form as he or she receives his or her Profit Sharing Benefit (or any part thereof), the Committee may choose to purchase just one Annuity contract to provide both such benefits.

                  8B.5.2 Any Annuity contract shall be purchased and distributed on an immediate basis (I.E., payments under the contract shall begin as of a date which coincides with or is within a reasonable administrative period after the date as of which such purchase is made). As a result, the vested portion of the Participant's Retirement Income Account shall be maintained in the Plan until just before the Annuity contract is to begin payments, at which time the contract shall be purchased.

                  8B.5.3 The distribution of an Annuity contract hereunder shall, for all purposes of the Plan, be deemed to constitute the full distribution of the benefit attributable to the part of the Participant's Retirement Income Account which is due the Participant and is being paid in the form of an Annuity.

         8B.6 ANNUITY DEFINITIONS. For purposes of this Section 8B, a "Single Life Annuity," "Qualified Joint and Survivor Annuity," "Life and Ten Year Certain Annuity," "Full Cash Refund Annuity," and "Period Certain Annuity" shall have the same meanings as are set forth for such terms in Section 8A.7 above.

         8B.7 REQUIRED LUMP SUM FORM FOR SMALL PROFIT SHARING BENEFIT. Notwithstanding any other provision of the Plan to the contrary, a Participant shall automatically receive his or her


                                      8B-3

Profit Sharing Benefit in the form of a lump sum payment (and not in any Annuity form) unless the value of such benefit at the time it is processed for distribution, when added to the value of any benefit under Section 8A above which the Participant elects to receive in an Annuity form, is in excess of $3,500. The amount of the lump sum payment shall be equal to the vested balance in the Participant's Retirement Income Account determined as of a date which is reasonably chosen by the Committee or a Committee representative to be sufficiently in advance of the distribution so as to allow the Committee time to process the distribution (for purposes of this Section 8B.7, the "subject valuation date"). Such lump sum payment shall be made in cash, except that the Participant may elect, on a form or writing prepared or approved by the Committee and filed with a Plan representative prior to the date the payment is processed, that the payment is to be made partly in the form of common shares of Federated if a portion of his or her Retirement Income Account then is invested in the Investment Fund described in Section 6B above as Fund F (for purposes of this Section 8B.7, "Fund F"). If such election is made, then such lump sum payment will consist of: (1) to the extent sufficient Federated common shares are available under Fund F, Federated common shares equal to the quotient produced by dividing the vested balance of the portion of the Participant's Retirement Income Account which is invested in Fund F as of the subject valuation date by the closing price (for purposes of this Section 8B.7, the "subject closing price") of a Federated common share on the latest trading day of the largest securities market in which Federated common shares are traded which occurs on or before the subject valuation date; and (2) cash equal to the difference between the total vested balance of the Participant's Retirement Income Account as of the subject valuation date and the value of the Federated common shares being distributed in the payment (as determined on the basis of the subject closing price of a Federated common share).






                                      8B-4

                                    SECTION 9
                                    ---------

                        DISTRIBUTIONS ON ACCOUNT OF DEATH
                        ---------------------------------


         9.1 DISTRIBUTION OF DEATH BENEFIT. If a Participant dies, whether while employed by the Employer or after such employment has ceased, prior to having a retirement benefit paid (or at least commence to be paid) to him or her under the provisions of Sections 8, 8A, and/or 8B above, the Participant's beneficiary shall be entitled to receive a death benefit under the Plan. Such death benefit, regardless of the form of payment, is payable solely from and attributable to the vested portions of the Participant's Accounts.

         9.2 TIME OF DEATH BENEFIT. Subject to the provisions of Section 9A below, any death benefit payable under Section 9.1 above on behalf of a Participant shall be distributed within a reasonable administrative period after the Employer or the Committee receives notice of the Participant's death (and in no event, subject only to the Employer or the Committee receiving notice of the death, shall such benefit be distributed later than December 31 of the calendar year next following the calendar year in which the Participant died).

         9.3 NORMAL FORM OF DEATH BENEFIT -- LUMP SUM PAYMENT. Subject to the provisions of Section 9A below and the other provisions of this Section 9, any death benefit payable under Section 9.1 above on behalf of a Participant shall be distributed in the form of a lump sum payment. The amount of the lump sum payment shall be equal to the vested balances of the Participant's Accounts determined as of a date which is reasonably chosen by the Committee or a Committee representative to be sufficiently in advance of the distribution so as to allow the Committee time to process the distribution (for purposes of this Section 9.3, the "subject valuation date"). Such lump sum payment shall be made in cash, except that the Participant's beneficiary may elect, on a form or writing prepared or approved by the Committee and filed with a Plan representative prior to the date the payment is processed, that the payment is to be made partly in the form of common shares of Federated if a portion of the Participant's Accounts then is invested in the Investment Fund described in
Section 6B above as Fund F (for purposes of this Section 9.3, "Fund F"). If such election is made, then such lump sum payment will consist of: (1) to the extent sufficient Federated common shares are available under Fund F, Federated common shares equal to the quotient produced by dividing the vested balances of the portion of the Participant's Accounts which is invested in Fund F as of the subject valuation date by the closing price (for purposes of this Section 9.3, the "subject closing price") of a Federated common share on the latest trading day of the largest securities market in which Federated common shares are traded which occurs on or before the subject valuation date; and (2) cash equal to the difference between the total vested balances of the Participant's Accounts as of the subject valuation date and the value of the Federated common shares being distributed in the payment (as determined on the basis of the subject closing price of a Federated common share).



                                      9-1

         9.4 OPTIONAL ANNUITY FORM OF DEATH BENEFIT RULES. Subject to Section 9A below and the other provisions of this Section 9, a Participant's beneficiary who is entitled to a death benefit payable under Section 9.1 above on behalf of the Participant may elect to receive such death benefit in either a Single Life Annuity, a Life and Ten Year Certain Annuity, a Full Cash Refund Annuity, or a Period Certain Annuity, instead of the normal form set forth in Section 9.3 above. Such an election must be made on a form or writing prepared or approved by the Committee and filed with a Plan representative prior to the date the death benefit is processed for payment under the provisions of Section 9.2 above. In addition, the election to pay a death benefit in an optional Annuity form is subject to the following provisions:

                  9.4.1 The distribution of any Annuity shall be effected by the application of an amount equal to the vested balances of the Participant's Accounts (determined as of a date which is reasonably chosen by the Committee or a Committee representative to be sufficiently in advance of the distribution so as to allow the Committee time to process the distribution) to the purchase of a nontransferable Annuity contract providing the applicable type of Annuity form from an insurance company selected by the Committee and the subsequent forwarding of such contract to the Participant's beneficiary. The purchase of such Annuity shall be made on behalf of the Participant's beneficiary as a part of the Plan's administrative procedures.

                  9.4.2 Any Annuity contract shall be purchased and distributed on an immediate basis (I.E., payments under the contract shall begin as of a date which coincides with or is within a reasonable administrative period after the date as of which such purchase is made). As a result, the vested balances of the Participant's Accounts shall be maintained in the Plan until just before the Annuity contract is to begin payments, at which time the contract shall be purchased.

                  9.4.3 The distribution of an Annuity contract hereunder shall, for all purposes of the Plan, be deemed to constitute the full distribution of the death benefit which is due the Participant's beneficiary.

                  9.4.4 Notwithstanding any other provisions of the Plan to the contrary, the applicable beneficiary may not elect to receive the death benefit due to be paid hereunder in an optional Annuity form if the value of such death benefit at the time it is to be distributed is $3,500 or less. Instead, in such case such benefit shall be distributed in a lump sum payment in accordance with the provisions of Section 9.3 above.

         9.5 ANNUITY DEFINITIONS. For purposes of this Section 9, the following Annuity definitions apply:

                  9.5.1 "Single Life Annuity" means an Annuity payable as follows. Monthly payments are made to a Participant's beneficiary for the beneficiary's life and end with the last monthly payment due for the month in which the beneficiary dies.

                  9.5.2 "Life and Ten Year Certain Annuity" means an Annuity payable as follows. Monthly payments are made to a Participant's beneficiary for the beneficiary's life,


                                      9-2
and such payments end with the last monthly payment due for the month in which the beneficiary dies if at least 120 monthly payments have been made on behalf of the beneficiary. If not, the monthly payments continue after the beneficiary's death to a contingent beneficiary until 120 monthly payments have been made, when aggregated, to the beneficiary and the contingent beneficiary. The beneficiary shall name the contingent beneficiary in his or her election of this form.

                  9.5.3 "Full Cash Refund Annuity" means an Annuity payable as follows. Monthly payments are made to a Participant's beneficiary for the beneficiary's life and end with the last monthly payment due for the month in which the beneficiary dies. Further, if the cost of such Annuity exceeds the total of all monthly payments made under the Annuity through the month in which the beneficiary dies, then the amount of such excess shall be paid to a contingent beneficiary. The beneficiary shall name the contingent beneficiary for purposes of such Annuity in his or her election of this form.

                  9.5.4 "Period Certain Annuity" means an Annuity payable as follows. Monthly payments are made to a Participant's beneficiary for a certain number of months (the "period certain") and end with the payment for the last month in such period certain. If the beneficiary dies before the end of the period certain, then the monthly payments due for the remaining months in the period certain after the month of the beneficiary's death shall be paid to a contingent beneficiary. The beneficiary shall specify the period certain to be used and name the contingent beneficiary in his or her election of this form. The period certain may be of any number of months, provided it is not less than 36 months and not more than 180 months.

         9.6 DESIGNATION OF BENEFICIARY. Subject to the provisions of Section 9A below, a Participant's beneficiary for purposes of the Plan shall be deemed to be the surviving Spouse of the Participant. The Participant may designate a different beneficiary on a form or writing prepared or approved by the Committee and filed with a Plan representative. Such a designation is not effective, however, unless (1) no Spouse survives the death of the Participant (or it is established to the satisfaction of a Plan representative that no Spouse survives such death, the Spouse cannot reasonably be located, or there exist other circumstances prescribed by the Secretary of the Treasury or his or her delegate which warrant the disregarding of any need for spousal consent to the designated beneficiary) or the Spouse irrevocably consents to the different beneficiary before the Participant's death, (2) the subject form is filed with a Plan representative prior to the Participant's death, and (3) the designated beneficiary survives the death of the Participant. Such different beneficiary may consist of one or more persons, trusts, or estates. The Participant may amend or revoke such designation at any time prior to his or her death on a form or writing prepared or approved by the Committee and filed (prior to his or her death) with a Plan representative, provided that any designation of a beneficiary other than his or her Spouse shall only be effective if such designation meets all of the conditions of the second sentence of this Section
9.6. Any consent of a Spouse required hereunder must be made in writing, acknowledge the effect of such consent, and be witnessed by a notary public. If the Committee determines that the Participant is not survived by a Spouse or other properly


                                      9-3
designated beneficiary, the Participant's beneficiary for purposes of the Plan shall be deemed to be the estate of the Participant.



                                      9-4

                                   SECTION 9A
                                   ----------

              SPECIAL SPOUSAL DEATH BENEFIT DISTRIBUTION RULES FOR
              ----------------------------------------------------
                           RETIREMENT INCOME ACCOUNTS
                           --------------------------


         9A.1 SECTION APPLIES ONLY TO RETIREMENT INCOME ACCOUNTS. This Section 9A provides special rules as to the form and time of payment and the designation of beneficiary with respect to the part (if any) of any death benefit payable under Section 9 above on behalf of a Participant which is attributable to the Participant's Retirement Income Account (which part of such benefit is referred to in this Section 9A as the Participant's "Profit Sharing Death Benefit") when (and only when) the Participant's beneficiary for purposes of such Profit Sharing Death Benefit is the Participant's Spouse. To the extent the provisions of this Section 9A apply, such provisions shall govern the payment of the Participant's Profit Sharing Death Benefit, and the provisions of Section 9 above shall apply only to the part of the death benefit otherwise described in
Section 9 above which is attributable to the Participant's Savings, Rollover, and Matching Accounts (with such part being referred to in this Section 9A as the Participant's "Savings Death Benefit" and with any reference to the Accounts of the Participant contained in such Section 9 above being read to refer only to the Participant's Savings and Matching Accounts).

         9A.2 TIME OF PROFIT SHARING DEATH BENEFIT. If the Participant's beneficiary for purposes of his or her Profit Sharing Death Benefit is his or her Spouse, then the Participant's Profit Sharing Death Benefit shall be distributed to his or her Spouse within a reasonable administrative period after the later of the date the Employer or the Committee receives notice of the Participant's death or the date the Spouse provides a written consent to payment of such benefit (except that in no event, subject only to the Employer or the Committee receiving notice of the death, shall such benefit be distributed later than December 31 of the later of the calendar year next following the calendar year in which the Participant died or the calendar year in which the Participant would have attained age 70-1/2 had he or she survived).

         9A.3 NORMAL FORM OF PROFIT SHARING DEATH BENEFIT. If the Participant's beneficiary for purposes of his or her Profit Sharing Death Benefit is his or her Spouse, then, subject to the other terms of this Section 9A, such Profit Sharing Death Benefit shall be paid to the Spouse in the form of a Single Life Annuity.

         9A.4 ELECTION OUT OF NORMAL FORM. If the Spouse of a Participant is entitled to receive the Participant's Profit Sharing Death Benefit in the form of a Single Life Annuity under Section 9A.3 above, the Spouse may instead elect to waive such Single Life Annuity form and have such benefit paid in any specific optional form permitted the Spouse under Section 9A.5 below, provided such election is made in writing to a Plan representative (on a form or writing prepared or approved by the Committee) both prior to the date on which the Profit Sharing Death Benefit is otherwise processed for distribution in the absence of this election and within the 90 day period ending on the date on which the Profit Sharing Death Benefit is distributed. The Spouse may amend or revoke his or her election of an optional form under this Section 9A.4 by written



                                      9A-1
notice filed with a Plan representative at any time before the Profit Sharing Death Benefit is processed for distribution to him or her under the Plan.

         9A.5 OPTIONAL FORMS. If the Spouse of a Participant is entitled to receive the Participant's Profit Sharing Death Benefit in the form of a Single Life Annuity under Section 9A.3 above, the Spouse may elect to receive such benefit, in lieu of the Single Life Annuity form and provided all of the election provisions of Section 9A.4 above are met, in any of the following forms:

                  9A.5.1 A Life and Ten Year Certain Annuity;

                  9A.5.2 A Full Cash Refund Annuity;

                  9A.5.3 A Period Certain Annuity; or

                  9A.5.4 A lump sum payment. The amount of the lump sum payment shall be equal to the vested balance in the Participant's Retirement Income Account determined as of a date which is reasonably chosen by the Committee or a Committee representative to be sufficiently in advance of the distribution so as to allow the Committee time to process the distribution (for purposes of this Section 9A.5.4, the "subject valuation date"). Such lump sum payment shall be made in cash, except that the Spouse may elect, on a form or writing prepared or approved by the Committee and filed with a Plan representative prior to the date the payment is processed, that the payment is to be made partly in the form of common shares of Federated if a portion of the Participant's Retirement Income Account then is invested in the Investment Fund described in Section 6B above as Fund F (for purposes of this Section 9A.5.4, "Fund F"). If such election is made, then such lump sum payment will consist of: (1) to the extent sufficient Federated common shares are available under Fund F, Federated common shares equal to the quotient produced by dividing the vested balance of the portion of the Participant's Retirement Income Account which is invested in Fund F as of the subject valuation date by the closing price (for purposes of this Section 9A.5.4, the "subject closing price") of a Federated common share on the latest trading day of the largest securities market in which Federated common shares are traded which occurs on or before the subject valuation date; and (2) cash equal to the difference between the total vested balance of the Participant's Retirement Income Account as of the subject valuation date and the value of the Federated common shares being distributed in the payment (as determined on the basis of the subject closing price of a Federated common share).

         9A.6 ANNUITY FORM OF BENEFIT RULES. If a Participant's Profit Sharing Death Benefit is paid in any Annuity form to the Participant's Spouse under the provisions of this Section 9A, such Annuity form shall be subject to the following provisions:

                  9A.6.1 The distribution of any Annuity under the provisions of this Section 9A shall be effected by the application of an amount equal to the vested balance of the Participant's Retirement Income Account (determined as of a date which is reasonably chosen


                                      9A-2
by the Committee or a Committee representative to be sufficiently in advance of the distribution so as to allow the Committee time to process the distribution) to the purchase of a nontransferable Annuity contract providing the applicable type of Annuity form from an insurance company selected by the Committee and the subsequent forwarding of such contract to the Participant's Spouse. The purchase of such Annuity shall be made on behalf of the Participant's Spouse as a part of the Plan's administrative procedures. If the Spouse receives the Savings Death Benefit under Section 9 above in the same Annuity form as he or she receives the Participant's Profit Sharing Death Benefit, the Committee may choose to purchase just one Annuity contract to provide both such benefits.

                  9A.6.2 Any Annuity contract provided under this Section 9A shall be purchased and distributed on an immediate basis (I.E., payments under the contract shall begin as of a date which coincides with or is within a reasonable administrative period after the date as of which such purchase is made). As a result, the vested balance of the Participant's Retirement Income Account shall be maintained in the Plan until just before the Annuity contract is to begin payments, at which time the contract shall be purchased.

                  9A.6.3 The distribution of an Annuity contract under this
Section 9A shall, for all purposes of the Plan, be deemed to constitute the full distribution of the benefit attributable to the Participant's Profit Sharing Death Benefit which is due the Participant's Spouse.

         9A.7 REQUIRED LUMP SUM FORM FOR SMALL PROFIT SHARING DEATH BENEFIT. Notwithstanding any other provision of the Plan to the contrary, if the Spouse of a Participant is entitled to receive the Participant's Profit Sharing Death Benefit under the provisions of this Section 9A, then the Spouse shall automatically receive such benefit in the form of a lump sum payment (and not in any Annuity form) if the value of such benefit at the time it is processed for distribution, when added to the value of any portion of the Savings Death Benefit which is payable to the Spouse and which the Spouse elects to receive in an Annuity form, is $3,500 or less. The amount of the lump sum payment shall be equal to the vested balance in the Participant's Retirement Income Account determined as of a date which is reasonably chosen by the Committee or a Committee representative to be sufficiently in advance of the distribution so as to allow the Committee time to process the distribution (for purposes of this Section 9A.7, the "subject valuation date"). Such lump sum payment shall be made in cash, except that the Spouse may elect, on a form or writing prepared or approved by the Committee and filed with a Plan representative prior to the date the payment is made, that the payment is to be made partly in the form of common shares of Federated if a portion of the Participant's Retirement Income Account then is invested in the Investment Fund described in Section 6B above as Fund F (for purposes of this Section 9A.7, "Fund F"). If such election is made, then such lump sum payment will consist of: (1) to the extent sufficient Federated common shares are available under Fund F, Federated common shares equal to the quotient produced by dividing the vested balance of the portion of the Participant's Retirement Income Account which is invested in Fund F as of the subject valuation date by the closing price (for purposes of this Section 9A.7, the "subject closing price") of a Federated common share on the latest trading day of the largest


                                      9A-3
securities market in which Federated common shares are traded which occurs on or before the subject valuation date; and (2) cash equal to the difference between the total vested balance of the Participant's Retirement Income Account as of the subject valuation date and the value of the Federated common shares being distributed in the payment (as determined on the basis of the subject closing price of a Federated common share).

         9A.8 ANNUITY DEFINITIONS. For purposes of this Section 9A, a "Single Life Annuity," "Life and Ten Year Certain Annuity," "Full Cash Refund Annuity," and "Period Certain Annuity" shall have the same meanings as are set forth for such terms in Section 9.5 above; except that any reference to a "beneficiary" contained in each such section shall be read for purposes of this Section 9A to refer to a "Spouse."

         9A.9 DESIGNATION OF BENEFICIARY. The Spouse of a Participant shall automatically be deemed to be the beneficiary of the Participant's Profit Sharing Death Benefit, unless no Spouse survives the death of the Participant (or it is established to the satisfaction of a Plan representative that no Spouse survives such death, the Spouse cannot reasonably be located, or there exist other circumstances prescribed by the Secretary of the Treasury or his or her delegate which would warrant the disregarding of any need of a spousal consent to a different beneficiary if one had been attempted to be named by the Participant). If no Spouse survives the death of the Participant (or it is established to the satisfaction of a Plan representative that no Spouse survives such death, the Spouse cannot reasonably be located, or there exist other circumstances prescribed by the Secretary of the Treasury or his or her delegate which would warrant the disregarding of any need for a spousal consent to a different beneficiary if one had been attempted to be named by the Participant), the Participant's beneficiary for purposes of his or her Profit Sharing Death Benefit shall be deemed to be the same as his or her beneficiary determined under Section 9.6 above.




                                      9A-4

                                   SECTION 10
                                   ----------

                       ADDITIONAL DISTRIBUTION PROVISIONS
                       ----------------------------------


         10.1 ALLOCATION OF CONTRIBUTIONS AFTER DISTRIBUTION. Notwithstanding any provision of the Plan to the contrary, any contributions which are allocated to any Account of a Participant as of a date which is on or prior to the date of a complete distribution of the vested balance of such Account to the Participant (or his or her beneficiary) under Sections 8, 8A, 8B, 9, and/or 9A above but which are actually paid to the Trust after the date such distribution is processed and any contributions which both are allocated to such Account and actually paid to the Trust after the date such distribution is processed (such contributions being referred to under this Section 10.1 in either case as "late contributions") shall be disregarded in the determination of the amount of the vested balance of such Account to be distributed. Instead, subject to the other provisions of the Plan, any late contributions (to the extent the Participant is vested in such amounts under the other provisions of the Plan) shall be paid within a reasonable administrative period after they are actually paid to the Trust to the Participant (or, if the Participant dies before such payment, to the appropriate beneficiary of the Participant under the other provisions of the
Plan) in the same type of Annuity form as is being paid to the Participant (or beneficiary) immediately prior to the payment of the late contributions (if the prior distribution was made in the form of an Annuity under the other provisions of the Plan) or in a form of benefit which is in accordance with the other provisions of the Plan concerning benefit forms and assuming for such purpose that such late contributions were the sole retirement benefit applicable to the Participant (if the prior distribution was not made in any type of Annuity form).

         10.2 DETERMINATION OF PROPER PARTY FOR DISTRIBUTION AND FORFEITURE WHEN PROPER PARTY CANNOT BE LOCATED. The facts as shown by the records of the Committee at the time of any payment due under the Plan shall be conclusive as to the proper payee and of the amounts properly payable, and payment made in accordance with such state of facts shall constitute a complete discharge of any and all obligations under the Plan. If a Participant (or a person claiming through him) who is entitled to a benefit hereunder cannot reasonably be located, then such benefit may, in the discretion of the Committee, continue to be held for the Participant or may be forfeited. If, however, such benefit is forfeited but the lost Participant (or person claiming through him) thereafter makes a claim for the amount previously forfeited hereunder, such benefit shall be restored and paid to the proper party (without any interest credited on the previously forfeited benefit) within a reasonable administrative period thereafter. The restorals required under this Section 10.2 shall, to the extent provided in Section 8.6 above, be made from forfeitures arising in such Plan Year. If the amount of such forfeitures are insufficient to make all such required restorals, then the amount of such required restorals shall be made from a special contribution paid by the Employer to the Trust. Such contribution shall not be considered an Employer contribution for purposes of Section 6.1 or
6.2 above or a part of an annual addition (as defined in Section 6A.1.2(a) above) to the Plan.

                                      10-1

         10.3 REEMPLOYED PARTICIPANT. Notwithstanding any other provision of the Plan to the contrary, if a Participant in this Plan who ceased to be an Employee and became thereby entitled to the distribution of all or any part of his or her Plan Accounts resumes employment as an Employee prior to his or her Required Commencement Date, the Committee shall then direct the Trustee to postpone or cease distribution of such Accounts, to the extent such action is administratively possible (E.G., no Annuity contract has been purchased or lump sum payment made), until the Participant's later termination of employment (or, if earlier, his or her Required Commencement Date).

         10.4 NONALIENATION OF BENEFITS. To the extent permitted by law, no benefit payable under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, encumbrance, or charge, whether voluntary or involuntary, nor shall any such benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled to such benefit. The Committee shall, however, adopt procedures to allow benefits to be assigned in connection with qualified domestic relations orders (as defined in and in accordance with the provisions of Section 206(d) of ERISA and Section 414(p) of the Code). In this regard, the Plan shall permit a lump sum cash payment to be made at any time to a Participant's alternate payee (as also is defined in ERISA Section 206(d) and Code Section 414(p)) if directed by a qualified domestic relations order, even if the Participant has not yet ceased to be an Employee and has not attained his or her earliest retirement date (again as defined in ERISA Section 206(d) and Section 414(p) of the Code). Further, the Plan shall permit any such alternate payee to have the same rights to direct the investment of any part of any Account which is held under the Plan on behalf of the alternate payee pursuant to a qualified domestic relations order as a Participant would have.

         10.5 INCOMPETENCY. Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally or legally competent and of age until the date on which the Committee receives written notice that such person is incompetent or a minor for whom a guardian or other person legally vested with the care of his or her person or estate has been appointed. If the Committee finds that any person to whom a benefit is payable under the Plan is unable to care for his or her affairs because he or she is incompetent or is a minor, any payment due (unless a prior claim therefor has been made by a duly appointed legal representative) may be paid to the spouse, a child, a parent, a brother, or a sister of such person, or to any person or institution deemed by the Committee to have incurred expense for such person. If a guardian of the estate of any person receiving or claiming benefits under the Plan is appointed by a court of competent jurisdiction, benefit payments may be made to such guardian provided that proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Committee. Any payment made pursuant to this Section 10.5 shall be a complete discharge of liability therefor under the Plan.

         10.6 LEGAL DISTRIBUTION LIMITS. Notwithstanding any other provision of this Plan to the contrary, any payment of a retirement or death benefit in any form must meet and be in accordance with the distribution requirements of
Section 401(a)(9) of the Code (as amended by the Federal Small Business Job Protection Act of 1996), including the incidental death benefit


                                      10-2
requirements which are referred to in such section, and such section is hereby incorporated by reference into this Plan.

         10.7 DISTRIBUTION FORM NOTICES. The Plan shall provide a Participant (or a beneficiary) with notices as to the forms in which he or she may receive any retirement (or death) benefit to which he or she is entitled at such times as shall allow the person to make a choice among his or her options. In this regard, the Plan shall provide any written explanations to a Participant (or a beneficiary) under Code Section 417(a)(3) to the extent such explanations apply to the Participant. Further, if any distribution to a Participant made under the Plan is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notice required under Treas. Reg. Section 1.411(a)-11(c) is given, provided that: (1) the Participant is clearly informed that he or she has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and (2) the Participant, after receiving the notice, affirmatively elects a distribution. In addition, to the extent any distribution to a Participant made under the Plan is one to which Code Sections 401(a)(11) and 417 apply, such distribution may commence less than 30 days after the notice required under Treas. Reg. Section 1.411(a)-11(c) is given, and the date as of which such distribution is made may be less than 30 days after any written explanation required by Code Section 417(a)(3) to be given the Participant is so provided, if the requirements of Treas. Reg. Section 1.417(e)-1T(b)(3) are met.

         10.8 DIRECT ROLLOVER DISTRIBUTIONS.

                  10.8.1 This Section 10.8 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 10.8, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution otherwise payable to him or her paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                  10.8.2 For purposes of this Section 10.8, the following terms shall have the meanings indicated below:

                           (a) An "eligible rollover distribution" means, with
respect to any distributee, any distribution of all or any portion of the entire benefit otherwise payable under the Plan to the distributee, except that an eligible rollover distribution does not include: (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; (2) any distribution to the extent such distribution is required to be made under Section 401(a)(9) of the Code; and (3) the portion of any distribution that is not includable in gross income of the distributee for purposes of Federal income tax.


                                      10-3

                           (b) An "eligible retirement plan" means, with respect
to any distributee's eligible rollover distribution, an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to a distributee who is a distributee by reason of being the surviving spouse of a Participant, an "eligible retirement plan" means only an individual retirement account described in Section 408(a) of the Code or an individual retirement annuity described in
Section 408(b) of the Code.

                           (c) A "distributee" means a Participant. In addition,
a Participant's surviving spouse, or a Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order (as defined in Section 414(p) of the Code), is a distributee with regard to any interest of the Participant which becomes payable under the Plan to such spouse or former spouse.

                           (d) A "direct rollover" means, with respect to any
distributee, a payment by the Plan to an eligible retirement plan specified by the distributee.

                  10.8.3 The Committee may prescribe reasonable rules in order to provide for the Plan to meet the provisions of this Section 10.8. Any such rules shall comply with the provisions of Code Section 401(a)(31) and any applicable Treasury regulations which are issued with respect to the direct rollover requirements. For example, subject to meeting the provisions of Code
Section 401(a)(31) and applicable Treasury regulations, the Committee may: (1) prescribe the specific manner in which a direct rollover will be made by the Plan, whether by wire transfer to the eligible retirement plan, by mailing a check to the eligible retirement plan, by providing the distributee a check made payable to the eligible retirement plan and directing the distributee to deliver the check to the eligible retirement plan, and/or by some other method; (2) prohibit any direct rollover of any eligible rollover distributions payable during a calendar year to a distributee when the total of such distributions is less than $200; or (3) refuse to make a direct rollover of an eligible rollover distribution to more than one eligible retirement plan.

         10.9 DISTRIBUTION RESTRICTIONS. No withdrawal or distribution of any portion of a Participant's Accounts may be distributed unless such withdrawal or distribution is authorized by another provision of this Plan. In addition, and notwithstanding any other provision of this Plan to the contrary, in no event may any amount held under the Plan which is attributable to the Participant's Pre-Tax Savings Contributions under this Plan be distributed earlier than (1) the Participant's separation from service from the Employer and the Affiliated Employers, death, or Total Disability, (2) the Participant's attainment of age 59-1/2, (3) the hardship of the Participant (determined under the other provisions of the Plan), or (4) any event described in Section 401(k)(10) of the Code (E.G., a lump sum payment made by reason of the termination of the Plan without the establishment or maintenance of another defined contribution plan other than an employee stock ownership plan, the disposition by the Employer of substantially all of its assets used by it in a trade or business when the Participant continues employment with the


                                      10-4
corporation acquiring such assets, or the disposition by the Employer of its interest in a subsidiary when the Participant continues employment with such subsidiary).

         10.10 COVERAGE OF PRE-EFFECTIVE AMENDMENT DATE PARTICIPANTS. Except as is otherwise specifically provided in this Plan, the provisions of this Plan only apply to persons who become Participants in this Plan under Section 3 above and to benefits which have not been paid prior to the Effective Amendment Date. However, any person who was a participant in one or more Prior Plans and, while never becoming a Participant in this Plan under Section 3 above, still had a nonforfeitable right to an unpaid benefit under the Prior Plans as of the date immediately preceding the Effective Amendment Date shall be considered a participant in this Plan to the extent of his or her interest in such benefit. The amount of such benefit, the form in which such benefit is to be paid, and the conditions (if any) which may cause such benefit not be paid shall, except as is otherwise specifically provided in this Plan or in the Prior Plans, be determined solely by the versions of the Prior Plans in effect at the time he or she retired or terminated employment with the Employer.




                                      10-5

                                   SECTION 11
                                   ----------

                                NAMED FIDUCIARIES
                                -----------------


         Any person, committee, or entity which is designated or appointed under the Plan or the Trust (or under a procedure set forth in the Plan or the Trust) to have any responsibility for the control, management, or administration of this Plan or the assets thereof (each such fiduciary being hereinafter referred to individually as a "Named Fiduciary" and collectively as the "Named Fiduciaries") shall have only such powers and responsibilities as are expressed in the Plan or the Trust or are provided for in the procedure by which he or she or it is designated or appointed, and any power or responsibility for the control, management, or administration of the Plan or Trust Fund which is not expressly allocated to any Named Fiduciary, or with respect to which an allocation is in doubt, shall be deemed allocated to Federated. Each Named Fiduciary shall have no responsibility to inquire into the acts or omissions of any other Named Fiduciary in the exercise of powers or the discharge of responsibilities assigned to such other Named Fiduciary under the Plan.

         Any Named Fiduciaries may, by agreement among themselves, allocate any responsibility or duty, other than the responsibility of the Trustee for the management and control of the Trust Fund within the meaning of Section 405(c) of ERISA, assigned to a Named Fiduciary hereunder to one or more other Named Fiduciaries, provided, however, that any agreement respecting such allocation must be in writing and filed with the Committee for placement with the records of the Plan. No such agreement shall be effective as to any Named Fiduciary which is not a party thereto until such Named Fiduciary has received written notice of such agreement from the Named Fiduciaries involved. Any Named Fiduciary may, by written instrument filed with the Committee for placement with the records of the Plan, designate a person who is not a Named Fiduciary to carry out any of its responsibilities under the Plan, other than the responsibility of the Trustee for the management and control of the Trust Fund within the meaning of Section 405(c) of ERISA, provided, however, that no such designation shall be effective as to any other Named Fiduciary until such other Named Fiduciary has received written notice thereof.

         Any Named Fiduciary, or a person designated by a Named Fiduciary to perform any responsibility of a Named Fiduciary pursuant to the procedure described in the preceding paragraph, may employ one or more persons to render advice with respect to any responsibility such Named Fiduciary has under the Plan or such person has by reason of such designation. A person may serve the Plan in more than one fiduciary capacity and may be a Participant.




                                      11-1

                                   SECTION 12
                                   ----------

                     ADMINISTRATIVE AND INVESTMENT COMMITTEE
                     ---------------------------------------


         12.1 APPOINTMENT OF COMMITTEE. The Board shall appoint the Committee, the members of which may be officers or other employees of the Employer or any other persons. The Committee shall be composed of not less than three nor more than 15 members, each of whom shall serve at the pleasure of the Board, and vacancies in the Committee arising by reason of resignation, death, removal, or otherwise shall be filled by the Board. Any member may resign of his or her own accord by delivering his or her written resignation to the Board.

         12.2 GENERAL POWERS OF COMMITTEE.

                  12.2.1 The Committee shall administer the Plan, is authorized to make such rules and regulations as it may deem necessary to carry out the provisions of the Plan, and is given complete discretionary authority to determine any person's eligibility for benefits under the Plan, to construe the terms of the Plan, and to decide any other matters pertaining to the Plan's administration. The Committee shall determine any question arising in the administration, interpretation, and application of the Plan, which determination shall be binding and conclusive on all persons. In the administration of the Plan, the Committee may: (1) employ or permit agents to carry out nonfiduciary and/or fiduciary responsibilities (other than trustee responsibilities as defined in Section 405(c)(3) of ERISA), (2) provide for the allocation of fiduciary responsibilities (other than trustee responsibilities as defined in Section 405(c)(3) of ERISA) among its members, and (3) limit to the extent it deems advisable the maximum percent of Compensation which a Participant who is then believed by the Committee to be a Highly Compensated Employee may elect to have contributed to the Plan as Pre-Tax Savings Contributions and/or After-Tax Savings Contributions for a specific Plan Year. Actions dealing with fiduciary responsibilities shall be taken in writing and the performance of agents, counsel, and fiduciaries to whom fiduciary responsibilities have been delegated shall be reviewed periodically.

                  12.2.2 Further, the Committee shall administer the Plan and adopt such rules and regulations as in the opinion of the Committee are necessary or advisable to implement and administer the Plan and to transact its business. In performing their duties, the members of the Committee shall act solely in the interest of the Participants of the Plan and their beneficiaries and:

                           (a) for the exclusive purpose of providing benefits
to Participants and their beneficiaries;

                           (b) with the care, skill, prudence, and diligence
under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and


                                      12-1

                           (c) in accordance with the documents and instruments
governing the Plan insofar as such documents and instruments are consistent with the provisions of title I of ERISA.

                  12.2.3 Notwithstanding the foregoing provisions of this
Section 12.2, if the Committee cannot reasonably and economically determine or verify, with respect to an Employee or a class of Employees, service, compensation, date of hire, date of termination, or any other pertinent factor in the administration of the Plan, the Committee shall adopt, with respect to such Employee or class of Employees, reasonable and uniform assumptions regarding the determination of such factor or factors, provided that no such assumption shall (1) discriminate in favor of Highly Compensated Employees, (2) reduce or eliminate a protected benefit (within the meaning of Treas. Reg.
Section 1.411(d)-4), or (3) operate to the disadvantage of such Employee or class of Employees.

                  12.2.4 Unless otherwise provided in the Trust, the Committee shall also establish guidelines with respect to the investment of all funds held by the Trustee under the Plan and to make or direct all investments pursuant thereto.

                  12.2.5 For purposes hereof, any party which has been authorized by the Plan or under a procedure authorized under the Plan to perform fiduciary and/or nonfiduciary administrative duties hereunder, whether such party is the Committee, Federated, an agent appointed or permitted by the Committee to carry out its duties, or otherwise, shall, when properly acting within the scope of his or her or its authority, sometimes be referred to in the Plan as a "Plan representative" or, if appointed by the Committee directly to be an agent thereof, a "Committee representative."

         12.3 RECORDS OF PLAN. The Committee shall maintain or cause to be maintained records showing the fiscal transactions of the Plan, and shall keep or cause to be kept in convenient form such data as may be necessary for valuations of assets and liabilities of the Plan. The Committee shall prepare or have prepared annually a report showing in reasonable detail the assets and liabilities of the Plan and giving a brief account of the operation of the Plan for the past Plan Year. In preparing this report, the Committee may rely on advice received from the Trustee or other persons or firms selected by it or may adopt a report on such matters prepared by the Trustee.

         12.4 ACTIONS OF COMMITTEE. The Committee shall appoint a Chairman and a Secretary and such other officers, who may be, but need not be, members of the Committee, as it shall deem advisable. The Committee shall act by a majority of its members at the time in office, and any such action may be taken either by a vote at a meeting or in writing without a meeting. The Committee may by such majority action appoint subcommittees and may authorize any one or more of the members or any agent to execute any document or documents or to take any other action, including the exercise of discretion, on behalf of the Committee. The Committee may provide for the allocation of responsibilities for the operation and maintenance of the Plan.


                                      12-2

         12.5 COMPENSATION OF COMMITTEE AND PAYMENT OF PLAN ADMINISTRATIVE AND INVESTMENT CHARGES. Unless otherwise determined by the Board, the members of the Committee shall serve without compensation for services as such. All expenses of administration of the Plan (excluding brokerage fees, expenses related to securities transactions, and any taxes on the assets held in the Trust Fund, which expenses shall only be payable out of the Trust Fund), including, without limitation, the fees and charges of the Trustee, any investment manager, any attorney, any accountant, any specialist, or any other person employed by the Committee or the Employer in the administration of the Plan, shall be paid out of the Trust Fund (or, if the Employer so elects, by the Employer directly). In this regard, the Plan administrative and investment expenses which shall be paid out of the Trust Fund (unless the Employer elects to pay them itself) shall also include compensation payable to any employees of the Employer or any Affiliated Employer who perform administrative or investment services for the Plan to the extent such compensation would not have been sustained had such services not been provided, to the extent such compensation can be fairly allocated to such services, to the extent such compensation does not represent an allocable portion of overhead costs or compensation for performing "settlor" functions (such as services incurred in establishing or designing the Plan), and to the extent such compensation does not fail for some other reason to constitute a "direct expense" within the meaning of 29 C.F.R. 2550.408c-2(b)(3).

         12.6 LIMITS ON LIABILITY. Federated and each other Employer shall hold each member of the Committee harmless from any loss, damage, or depreciation which may result in connection with the execution of his or her duties or the exercise of his or her discretion or from any other act or omission hereunder, except when due to his or her own gross negligence or willful misconduct. Federated and each other Employer shall indemnify and hold harmless each member of the Committee from any and all claims, losses, damages, expenses (including counsel fees approved by the Committee), and liabilities (including any amounts paid in settlement with the Committee's approval) arising from any act or omission of such member, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such member.

         12.7 CLAIMS PROCEDURE.

                  12.7.1 In general, benefits due under this Plan will be paid only if the applicable Participant (or beneficiary of a deceased Participant) files a written notice with a Plan representative electing to receive such benefits, except to the extent otherwise required under the Plan. Further, if a Participant (or a person claiming through a Participant) has a dispute as to the failure of the Plan to pay or provide a benefit, as to the amount of benefit paid, or as to any other matter involving the Plan, the Participant (or such person) may file a claim for the benefit or relief believed by the Participant (or such person) to be due. Such claim must be provided by written notice to the Committee or any Committee representative designated by the Committee for this purpose. The Committee will decide any claims made pursuant to this Section 12.7.

                                      12-3

                  12.7.2 If a claim made pursuant to Section 12.7.1 above is denied, in whole or in part, notice of the denial in writing will be furnished by the Committee or a Committee representative to the claimant within 90 days after receipt of the claim by the Committee or the Committee representative; except that if special circumstances require an extension of time for processing the claim, the period in which the Committee or the Committee representative is to furnish the claimant written notice of the denial will be extended for up to an additional 90 days (and the Committee or the Committee representative will provide the claimant within the initial 90-day period a written notice indicating the reasons for the extension and the date by which the Committee or the Committee representative expects to render the final decision). The final notice of denial will be written in a manner designed to be understood by the claimant and set forth: (1) the specific reasons for the denial, (2) specific reference to pertinent Plan provisions on which the denial is based, (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and (4) information as to the steps to be taken if the claimant wishes to appeal such denial of his or her claim. If no written notice is provided the claimant within the applicable 90-day period or 180-day period, as the case may be, the claimant may assume his or her claim has been denied and go immediately to the appeal process set forth in Section 12.7.3 below.

                  12.7.3 Any claimant who has a claim denied under Sections
12.7.1 and 12.7.2 above may appeal the denied claim to the Committee (or any Committee representative designated by the Committee to perform this review). Such an appeal must, in order to be considered, be filed by written notice to the Committee (or such Committee representative) within 60 days of the receipt by the claimant of a written notice of the denial of his or her initial claim (unless it was not reasonably possible for the claimant to make such appeal within such 60-day period, in which case the claimant must file his or her appeal within 60 days after the time it becomes reasonable for him or her so to file an appeal). If any appeal is filed in accordance with such rules, the claimant, and any duly authorized representative of the claimant, will be given the opportunity to review pertinent documents and submit issues and comments in writing. A formal hearing may be allowed in its discretion by the Committee (or such Committee representative) but is not required.

                  12.7.4 Upon any appeal of a denied claim made pursuant to
Section 12.7.3 above, the Committee (or such Committee representative who has the authority to decide the appeal) will provide a full and fair review of the subject claim and decide the appeal within 60 days after the filing of the appeal; except that if special circumstances require an extension of time for processing the appeal, the period in which the appeal is to be decided will be extended for up to an additional 60 days (and the party deciding the appeal will provide the claimant written notice of the extension prior to the end of the initial 60-day period). The decision on appeal will be set forth in a writing designed to be understood by the claimant, specify the reasons for the decision and references to pertinent Plan provisions on which the decision is based, and be furnished to the claimant by the Committee (or such Committee representative) within the 60-day period or 120-day period, as is applicable, described above.

                                      12-4

                  12.7.5 The Committee may prescribe additional rules which are consistent with the other provisions of this Section 12.7 in order to carry out the Plan's claim procedures.

         12.8 LIMITS ON DUTIES. The Committee shall have no duty to verify independently any information supplied by the Employer and shall have no duty or responsibility to collect from the Employer all or any portion of any Employer contribution to the Plan. The Committee also shall have no duty or responsibility to verify the status of any Employee or former Employee under this Plan or to determine the identity or address of any person who is or may become entitled to the payment of any benefit from this Plan, and the Committee shall be entitled to delay taking any action respecting the payment of any benefit until the identity of the person entitled to such benefit and his or her address have been certified by the Employer.

         12.9 APPOINTMENT OF INVESTMENT MANAGER.

                  12.9.1 The Committee, as a Named Fiduciary under the Plan, may appoint in writing a person, or more than one person, who (1) is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Act"), (2) is a Bank, as defined in the Act, or (3) is an insurance company which is qualified, within the meaning of Section 3(38) of ERISA, to manage, acquire, and dispose of the assets of an employee benefit plan, as an investment manager for all or a specified portion of the assets of the Trust Fund or any Investment Fund thereof. A person who is appointed as an investment manager shall have the sole power, without prior consultation with the Trustee, to manage and direct the acquisition and disposition of the assets of the Trust Fund which specifically are allocated by the Committee to that person's management account (his "Management Account"). The Committee at its discretion may terminate the appointment of any person as an investment manager and may cause assets to be added or deleted from any such person's Management Account.

                  12.9.2 The effective date of the appointment of a person as an investment manager shall be the date such person delivers to the Committee and to the Trustee a written statement which in the Committee's judgment adequately covers items (a) through (d) below:

                           (a) An acknowledgment (1) that such person is a Plan
fiduciary within the meaning of Section 3(21)(A) of ERISA and (2) that such person has assumed sole responsibility for the management and the direction of the acquisition and disposition of the Trust Fund assets in his or her Management Account;

                           (b) A representation that such person is registered
as an investment adviser under the Act, is a Bank as defined in the Act, or as an insurance company has the power within the meaning of Section 3(38)(A) of ERISA to manage, acquire, and dispose of the assets of an employee benefit plan;

                           (c) The names and signatures of individuals who are
authorized to act on behalf of such person in connection with the management of his or her Management Account

                                      12-5

(the "List"), which List may be amended from time to time by delivering written notice thereof to the Committee and to the Trustee and which List may be relied upon by them; and

                           (d) If appropriate and negotiable, an agreement that
such person shall immediately notify the Committee of the commencement of any Securities and Exchange Commission investigation of any of his or her investment activities which may result either in a censure under the Act or in the suspension or revocation of his or her registration as an investment adviser under the Act.

                  12.9.3 The Committee may enter into a contract with an investment manager in connection with his or her appointment as such, which agreement may be subject to such terms and conditions as the Committee deems appropriate under the circumstances, including the following types of provisions:

                           (a) The appointment as investment manager may be
terminated on the delivery of 30 days' prior written notice;

                           (b) If appropriate, the appointment shall be
automatically terminated in the event the investment manager's registration as an investment adviser under the Act is suspended or revoked, such automatic termination to be effective coincident with such suspension or revocation;

                           (c) The investment manager shall make reports to the
Committee describing all transactions with respect to his or her Management Account for each agreed upon reporting period; and

                           (d) All fees or other agreed upon compensation for
services rendered to the Plan by the investment manager shall be paid out of the Trust Fund (or, if the Employer so elects, by the Employer directly).

                  12.9.4 An investment manager may exercise his or her powers through written directions or, at his or her option, may communicate such directions orally and as soon as practicable thereafter confirm them in writing, provided all directions, written or oral, shall be communicated by or, as applicable, signed by one of the individuals whose name and signature appear on the List, or the investment manager may communicate and confirm such instructions in any manner agreed upon between the investment manager and the Trustee. The Trustee shall follow all such directions from an investment manager, and shall not be liable in any respect to any person for acting in accordance with such directions or for failing to act in the absence of such directions. Pending receipt of directions from the investment manager, any cash received by the Trustee from time to time for his or her Management Account may be retained by it in short-term investments as may be prudent under all of the facts and circumstances then prevailing, including, without limitation, savings accounts, commingled short-term investment funds, commercial paper, and governmental securities.


                                      12-6

                  12.9.5 The Committee shall establish an investment policy for each investment manager and such policy shall preclude investments in employer securities and employer real property within the meaning of Section 407 of ERISA except to the extent that such investments are allowable under ERISA. The Committee in addition shall implement an investment manager performance review procedure and pursuant thereto shall regularly review the performance of the investment manager to determine whether his or her appointment as such should be continued. The period between such reviews shall be determined by considering all the relevant facts and circumstances, including the volume of Trust Fund transactions.




                                      12-7

                                   SECTION 13
                                   ----------

                            TERMINATION OR AMENDMENT
                            ------------------------


         13.1 RIGHT TO TERMINATE. Federated and each other Employer expects this Plan to be continued indefinitely, but Federated reserves the right to terminate the Plan in its entirety or in part or to completely discontinue contributions to the Plan. The procedure for Federated to terminate this Plan in its entirety or in part or to completely discontinue contributions to the Plan is as follows. In order to terminate the Plan in its entirety or in part or to completely discontinue contributions to the Plan, the Board shall adopt resolutions, pursuant and subject to the regulations or by-laws of Federated and any applicable law, and either at a duly called meeting of the Board or by a written consent in lieu of a meeting, to take such action with respect to the Plan. Such resolutions shall set forth therein the effective date of the Plan's termination or the date contributions cease being made to the Plan. In the event the Board adopts resolutions completely terminating the Plan, the provisions of Sections
13.2 and 13.3 below shall apply.

         13.2 FULL VESTING UPON TERMINATION OR COMPLETE DISCONTINUANCE OF CONTRIBUTIONS. Should this Plan be completely terminated, should a partial termination of this Plan occur by reason of the Board's action or under any other facts and circumstances, or should contributions to the Plan be completely discontinued, then each affected Participant shall immediately become fully vested and nonforfeitable in his or her Plan Accounts (determined as of the date of the complete or partial termination or complete discontinuance of contributions).

         13.3 EFFECT OF TERMINATION OF PLAN OR COMPLETE DISCONTINUANCE OF CONTRIBUTIONS.

                  13.3.1 Upon a complete or partial termination of the Plan or complete discontinuance of contributions to the Plan, the Committee shall determine, and direct the Trustee accordingly, from among the following methods, the method of discharging and satisfying all obligations on behalf of Participants affected by the complete or partial termination or complete discontinuance of contributions: (1) by the continuation of the Trust and the distribution to Participants and their beneficiaries of the Participants' Plan Accounts due under the terms of the Plan as in effect immediately prior to the complete or partial termination or discontinuance of contributions, (2) by the liquidation and distribution of the assets of the Trust, (3) by the purchase of Annuity contracts, or (4) by a combination of such methods. Any distributions made by reason of the complete or partial termination of the Plan or complete discontinuance of contributions shall continue to meet the provisions of the Plan concerning the form in which distributions from the Plan must be made.

                  13.3.2 Any amounts held under the Trust which are not able to be allocated to any Participants' Accounts under the terms of the Plan as of the date of a complete termination of the Plan (treating such date as if it were the same as the last day of a Plan Year) shall be allocated among the Matching Accounts of those Participants who were employed as Covered Employees during the Plan Year in which the Plan's complete termination occurs, in


                                      13-1
proportion to each such Participant's Compensation for the period beginning on the first day of the Plan Year in which such complete termination occurs and ending on the date of such complete termination, and, to the extent such amounts cannot be allocated to any Participants' Accounts by reason of the maximum annual addition limitations of the Plan set forth in Section 6A above, they shall be returned to the Employer.

         13.4 AMENDMENT OF PLAN.

                  13.4.1 Subject to the other provisions of this Section 13.4, Federated may amend this Plan at any time and from time to time in any respect, provided that no such amendment shall make it possible, at any time prior to the satisfaction of all liabilities with respect to Participants, for any part of the income or corpus of the Trust Fund to be used for or diverted to any purpose other than for the exclusive benefit of Participants and their beneficiaries. The procedure for Federated to amend this Plan is as follows:

                           (a) Subject to paragraph (b) below, in order to amend
the Plan, the Board shall adopt resolutions, pursuant and subject to the regulations or by-laws of Federated and any applicable law, and either at a duly called meeting of the Board or by a written consent in lieu of a meeting, to amend this Plan. Such resolutions shall either (1) set forth the express terms of the Plan amendment or (2) simply set forth the nature of the amendment and direct an officer of Federated or any other Federated employee to have prepared and to sign on behalf of Federated the formal amendment to the Plan. In the latter case, such officer or employee shall have prepared and shall sign on behalf of Federated an amendment to the Plan which is in accordance with such resolutions.

                           (b) In addition to the procedure for amending the
Plan set forth in paragraph (a) above, the Board may also adopt resolutions, pursuant and subject to the regulations or by-laws of Federated and any applicable law, and either at a duly called meeting of the Board or by a written consent in lieu of a meeting, to delegate to any officer of Federated the authority to amend the Plan. Such resolutions may either grant the officer broad authority to amend the Plan in any manner the officer deems necessary or advisable or may limit the scope of amendments he or she may adopt, such as by limiting such amendments to matters related to the administration of the Plan or to changes requested by the Internal Revenue Service. In the event of any such delegation to amend the Plan, the officer to whom authority is delegated shall amend the Plan by having prepared and signing on behalf of Federated an amendment to the Plan which is within the scope of amendments which he or she has authority to adopt. Also, any such delegation to amend the Plan may be terminated at any time by later resolutions adopted by the Board. Finally, in the event of any such delegation to amend the Plan, and even while such delegation remains in effect, the Board shall continue to retain its own right to amend the Plan pursuant to the procedure set forth in paragraph (a) above.

                  13.4.2 It is provided, however, that, except as is otherwise permitted in Section 411(d)(6) of the Code or in Treasury regulations issued thereunder, no amendment to the Plan shall decrease any Participant's Accrued Benefit. In addition, except as is otherwise


                                      13-2
permitted in Section 411(d)(6) of the Code or in Treasury regulations issued thereunder, no amendment to the Plan which eliminates or reduces an early retirement benefit or eliminates an optional form of benefit shall be permitted with respect to any Participant who meets (either before or after the amendment) the pre-amendment conditions for such early retirement or optional form of benefit, to the extent such early retirement or optional form of benefit is based and calculated on the basis of the Participant's Accrued Benefit determined at the time of such amendment.

                  13.4.3 Also, notwithstanding any other provisions hereof to the contrary, no Plan amendment (including any change made by this Plan amendment and restatement) which changes any vesting schedule or affects the computation of the nonforfeitable percentage of Accounts under the Plan shall be deemed to reduce the amount of the vested portion of any Account of a Participant below the amount of the vested portion of such Account, as determined as of the later of the date such amendment is adopted or the date such amendment becomes effective, computed under the Plan without regard to such amendment. Further, if a Plan amendment (including any change made by this Plan amendment and restatement) is adopted which changes any vesting schedule under the Plan or if the Plan is amended in any way which directly or indirectly affects the computation of a Participant's nonforfeitable percentage, each Participant who has completed at least three years of Vesting Service (as defined in Section 2.1.10 above, disregarding for this purpose paragraph (b) of
Section 2.1.10 above) may elect, within the election period, to have his or her nonforfeitable percentage computed under the Plan without regard to such amendment. For purposes hereof, the "election period" is a period which begins on the date the Plan amendment is adopted and ends on the date which is 60 days after the latest of the following days: (1) the day the Plan amendment is adopted, (2) the day the Plan amendment becomes effective, or (3) the day the Participant is issued a written notice of the Plan amendment by Federated or the Committee.




                                      13-3

                                   SECTION 14
                                   ----------

                              TOP HEAVY PROVISIONS
                              --------------------


         14.1 DETERMINATION OF WHETHER PLAN IS TOP HEAVY. For purposes of this
Section 14, this Plan shall be considered a "Top Heavy Plan" for any Plan Year if, and only if, (1) this Plan is an Aggregation Group Plan during at least part of such Plan Year, and (2) the ratio of the total Present Value of all accrued benefits of Key Employees under all Aggregation Group Plans to the total Present Value of all accrued benefits of both Key Employees and Non-Key Employees under all Aggregation Group Plans equals or exceeds 0.6. All calculations called for in clauses (1) and (2) above with respect to this Plan shall be made as of the Determination Date which is applicable to the subject Plan Year, and all calculations called for under clause (2) above with respect to any Aggregation Group Plan other than this Plan shall be made as of that plan's Determination Date which falls within the same calendar year as the Determination Date being used by this Plan. For the purpose of this Section 14, the following terms shall have the meanings hereinafter set forth:

                  14.1.1 AGGREGATION GROUP PLAN. "Aggregation Group Plan" refers, with respect to any plan year of such plan, to a plan (1) which qualifies under Code Section 401(a) or as a simplified employee pension plan under Code Section 408 (k), (2) which is maintained by the Employer or an Affiliated Employer, and (3) which either includes a Key Employee as a participant (determined as of the Determination Date applicable to such plan year) or allows another plan qualified under Code Section 401(a), maintained by the Employer or an Affiliated Employer, and so including at least one Key Employee as a participant to meet the requirements of Section 401(a)(4) or
Section 410(b) of the Code. In addition, the Employer may treat any plan which meets clauses (1) and (2) but not (3) of the immediately preceding sentence as an "Aggregation Group Plan" with respect to any plan year of such plan if the group of such plan and all other Aggregation Group Plans shall meet the requirements of Sections 401(a)(4) and 410(b) of the Code with such plan being taken into account.

                  14.1.2 DETERMINATION DATE. The "Determination Date" which is applicable to any plan year of an Aggregation Group Plan refers to the last day of the immediately preceding plan year (except that, for the first plan year of such a plan, the "Determination Date" applicable to such plan year shall be the last day of such first plan year).

                  14.1.3 KEY EMPLOYEE. With respect to any Aggregation Group Plan and as of any Determination Date, a "Key Employee" refers to a person who at any time during the plan year which includes such Determination Date or during any of the four immediately preceding plan years is an employee of the Employer or an Affiliated Employer and:

                           (a) An officer (disregarding any person with the
title but not the authority of an officer) of the Employer or an Affiliated Employer, provided such person receives compensation from the Employer and the Affiliated Employers of an amount greater than 50%



                                      14-1
of the amount in effect under Section 415(b)(1) (A) of the Code (I.E., the maximum dollar limit for defined benefit plans) for an applicable plan year in which he or she is such an officer. For this purpose, no more than 50 employees (or, if less, the greater of three or 10% of the employees of the Employer and all Affiliated Employers) shall be treated as officers;

                           (b) One of the ten employees directly owning (or
considered as owning within the meaning of Code Section 318, except that subparagraph (C) of Code Section 318(a)(2) shall be applied by substituting "5%" for "50%") the largest employee-held interests in the Employer and the other Affiliated Employers, provided such person owns at least 0.5% of the Employer or any Affiliated Employer and receives compensation from the Employer and the other Affiliated Employers of an amount greater than the amount in effect under Code Section 415(c)(1)(A) (I.E., the maximum dollar annual addition limit for defined contribution plans) for an applicable plan year in which he or she is such an employee. For this purpose, if two employees have the same interest in the Employer and the other Affiliated Employers, the employee having the greater annual compensation from the Employer and the Affiliated Employers shall be treated as having a larger interest;

                           (c) A 5% or more owner of the Employer; or

                           (d) A 1% or more owner of the Employer who receives
compensation of $150,000 or more from the Employer and the other Affiliated Employers for an applicable plan year in which he or she owns such interest.

For purposes of paragraphs (c) and (d) above, a person is considered to own 5% or 1%, as the case may be, of the Employer if he or she owns (or is considered as owning within the meaning of Code Section 318, except that subparagraph (C) of Code Section 318(a)(2) shall be applied by substituting "5%" for "50%") at least 5% or 1%, as the case may be, of either the outstanding stock of the Employer or the voting power of all stock of the Employer. Further, for purposes of this entire Section 14.1.3, the term "Key Employee" includes any person who is deceased as of the subject Determination Date but who when alive had been a Key Employee during the plan year which includes the subject Determination Date or any of the four immediately preceding plan years, and any accrued benefit payable to his or her beneficiary shall be deemed to be the accrued benefit of such person.

                  14.1.4 NON-KEY EMPLOYEE. With respect to any Aggregation Group Plan and as of any Determination Date, a Non-Key Employee refers to a person who at any time during the plan year which includes such Determination Date or during any of the four immediately preceding plan years is an employee of the Employer or an Affiliated Employer and who has never been considered a Key Employee as of such or any earlier Determination Date. Further, for purposes of this Section 14.1.4, the term "Non-Key Employee" includes any person who is deceased as of the subject Determination Date and who when alive had been an employee of the Employer or an Affiliated Employer during the plan year which includes the subject Determination Date or any of the four immediately preceding plan years, but had not been a Key



                                      14-2

Employee as of the subject or any earlier Determination Date, and any accrued benefit payable to his or her beneficiary shall be deemed to be the accrued benefit of such person.

         14.1.5 PRESENT VALUE OF ACCRUED BENEFITS.

                           (a) For any Aggregation Group Plan which is a defined
benefit plan (as defined in Code Section 414(j)), including such a plan which has been terminated, the "Present Value" of a participant's accrued benefit, as determined as of any Determination Date, refers to the single sum value (calculated as of the latest Valuation Date which coincides with or precedes such Determination Date and in accordance with the actuarial assumptions adopted under such defined benefit plan for valuing single sum forms of benefits for purposes of such plan's top-heavy provisions which are in effect as of such Valuation Date) of the monthly retirement or termination benefit which the participant had accrued under such plan to such Valuation Date. For this purpose, such accrued monthly retirement or termination benefit is calculated as if it was to first commence as of the first day of the month next following the month the participant first attains his or her normal retirement age under such plan (or, if such normal retirement age had already been attained, as of the first day of the month next following the month in which occurs such Valuation
Date) and as if it was to be paid in the form of a single life annuity. Also, the accrued benefit of any participant under such plan (other than a participant who is a Key Employee) shall be determined under the method which is used for accrual purposes for all plans of the Employer and the Affiliated Employers (or, if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rates permitted under Section 411(b) (1)(C) of the Code). In addition, the dollar amount of any distributions made from the plan (including the value of any annuity contract distributed from the plan) actually paid to such participant prior to the subject Valuation Date but still within the plan year which includes such Valuation Date or one of the four immediately preceding plan years shall be added in calculating such "Present Value" of the participant's accrued benefit.

                           (b) For any Aggregation Group Plan which is a defined
contribution plan (as defined in Code Section 414(i)), including such a plan which has been terminated, the "Present Value" of a participant's accrued benefit, as determined as of any Determination Date, refers to the sum of (1) the total of the participant's account balances under the plan (valued as of the latest Valuation Date which coincides with or precedes such Determination Date), and (2) an adjustment for contributions due as of such Determination Date. In the case of a profit sharing or stock bonus plan, the adjustment in clause (2) above shall be the amount of the contributions, if any, actually made after the subject Valuation Date but on or before such Determination Date (and, in the case of the first plan year, any amounts contributed to the plan after such Determination Date which are allocated as of a date in such first plan year). In the case of a money purchase pension or target benefit plan, the adjustment in clause (2) above shall be the amount of the contributions, if any, which are either actually made or due to be made after the subject Valuation Date but before the expiration of the period allowed for meeting minimum funding requirements under Code Section 412 for the plan year which includes the subject Determination Date. In addition, the value of any distributions made from the plan (including the value of any annuity contract distributed from the plan) actually paid to such


                                      14-3
participant prior to the subject Valuation Date but still within the plan year which includes such Valuation Date or one of the four immediately preceding plan years shall be added in calculating such "Present Value" of the participant's accrued benefit.

                           (c) In the case of any rollover (as defined in the
appropriate provisions of the Code) from an Aggregation Group Plan to another plan qualified under Section 401(a) of the Code or vice versa, or a direct qualified plan-to-qualified plan transfer to or from a subject Aggregation Group Plan, which rollover or transfer is both initiated by a participant and made between a plan maintained by the Employer or an Affiliated Employer and a plan maintained by an employer other than the Employer or an Affiliated Employer, (1) the Aggregation Group Plan, if it is the plan from which the rollover or transfer is made, shall count the amount of the rollover or transfer as a distribution made as of the date such amount is distributed by such plan in determining the "Present Value" of the participant's accrued benefit under paragraph (a) or (b) above, as applicable, and (2) the Aggregation Group Plan, if it is the plan to which the rollover or transfer is made, shall not so consider the amount of the rollover or transfer as part of the participant's accrued benefit in determining such "Present Value" if such rollover was accepted after December 31, 1983 and shall so consider such amount if such rollover was accepted prior to January 1, 1984.

                           (d) In the case of any rollover (as defined in the
appropriate provisions of the Code) from an Aggregation Group Plan to another plan qualified under Section 401(a) of the Code or vice versa, or a direct qualified plan-to-qualified plan transfer to or from a subject Aggregation Group Plan, which rollover or transfer is not described in paragraph (c) above, (1) the subject Aggregation Group Plan, if it is the plan from which the rollover or transfer is made, shall not consider the amount of the rollover or transfer as part of the participant's accrued benefit in determining the "Present Value" thereof under paragraph (a) or (b) above, as applicable, and (2) the subject Aggregation Group Plan, if it is the plan to which the rollover or transfer is made, shall consider the amount of the rollover or transfer when made as part of the participant's accrued benefit in determining such "Present Value."

                           (e) As is noted in paragraphs (a) and (b) above, the
"Present Value" of any participant's accrued benefit under either a defined benefit plan or a defined contribution plan as of any Determination Date includes the value of any distribution from such a plan actually paid to such participant prior to the last Valuation Date which coincides with or precedes such Determination Date but still within the plan year which includes such Valuation Date or one of the four immediately preceding plan years. This rule shall also apply to any distribution under any terminated defined benefit or defined contribution plan which, if it had not been terminated, would have been required to be included as an Aggregation Group Plan.

                           (f) Notwithstanding the foregoing provisions, the
"Present Value" of a participant's accrued benefit under either a defined benefit plan or a defined contribution plan as of any Determination Date shall be deemed to be zero if the participant has not performed services for the Employer or any Affiliated Employer at any time during the five year period ending on such Determination Date.


                                      14-4

                  14.1.6 VALUATION DATE. A "Valuation Date" refers to: (1) in the case of a defined benefit plan (as defined in Code Section 414(j)), the date as of which the plan actuary computes plan costs for minimum funding requirements under Code Section 412 (except that, for a defined benefit plan which has terminated, a "Valuation Date" shall be deemed to be the same as a Determination Date); and (2) in the case of a defined contribution plan (as defined in Code Section 414(i)), the date as of which plan income, gains, and/or contributions are allocated to plan accounts of participants.

                  14.1.7 COMPENSATION. For purposes hereof, a participant's "compensation" shall, for purposes of the rules of this Section 14, refer to his or her Compensation as defined in Section 1.7 above; except that, for purposes of Section 14.3 below, paragraphs (b) and (c) of Section 1.7 above shall not apply.

         14.2 EFFECT OF TOP HEAVY STATUS ON VESTING.

                  14.2.1 For any Plan Year in which this Plan is considered a Top Heavy Plan, each Participant who completes at least one Hour of Service in such year and who is not fully vested in any of his or her Accounts under
Section 6.10 above shall be deemed fully vested in all such Accounts if he or she has completed by the end of such year at least three years of Vesting Service.

                  14.2.2 For any Plan Year in which this Plan is not considered a Top Heavy Plan, the provisions of this Section 14.2 shall not be effective; except that, if the Plan is not a Top Heavy Plan in a Plan Year after the Plan was considered a Top Heavy Plan in the immediately preceding Plan Year, any change back to the appropriate vesting schedule or provisions set forth in
Section 6.10 above shall be considered an amendment to the vesting schedule (effective and adopted as of the first day of such new Plan Year) for purposes of Section 13.4.2 above.

         14.3 EFFECT OF TOP HEAVY STATUS ON CONTRIBUTIONS.

                  14.3.1 Subject to Sections 14.3.2 and 14.3.3 below, for any Plan Year in which this Plan is considered a Top Heavy Plan, the amount of the employer contributions and forfeitures allocated under all Aggregation Group Plans which are defined contribution plans (as defined in Code Section 414(i)) for such Plan Year to the accounts of a Participant who is a Non-Key Employee on the last day of such Plan Year (excluding any contributions made on behalf of the Non-Key Employee by reason of his or her election under an arrangement qualifying under Section 401(k) of the Code and also excluding any matching contributions within the meaning of Code Section 401(m)(4)(A) which are allocated to an account of the Non-Key Employee) must be at least equal to the lesser of (1) 3% of the Participant's compensation for such Plan Year or (2) the largest allocation of contributions and forfeitures made for such Plan Year to the accounts of a Participant who is a Key Employee as of the Determination Date applicable to such Plan Year under all such Aggregation Group Plans (measured as a percent of the Key Employee's compensation for such Plan Year and including


                                      14-5
both any contributions made on behalf of the Key Employee by reason of his or her election under an arrangement qualifying under Section 401(k) of the Code and any matching contributions within the meaning of Code Section 401(m)(4)(A) which are allocated to an account of the Key Employee). To the extent necessary, and regardless of the existence of current or accumulated profits, the Employer shall make additional contributions to this Plan which are just allocable to the Accounts of Participants who are Non-Key Employees so that the requirement set forth in the immediately preceding sentence is met for the subject Plan Year.

                  14.3.2 Notwithstanding the provisions of Section 14.3.1 above but subject to the provisions of Section 14.3.3 below, in the case of any Non-Key Employee who participates in both this Plan and another Aggregation Group Plan that is a defined benefit plan (as defined in Code Section 414(j)) which is maintained by the Employer or in which the Employer participates, the provisions of Section 14.3.1 shall be inapplicable if the Employer causes such defined benefit plan to provide an accrued benefit (attributable only to employer contributions) for such Non-Key Employee which, if expressed as a single life annuity commencing on the first day of the month next following the month in which the Non-Key Employee attains his or her Normal Retirement Age, shall be equal at least to the product of (1) 2% of the Non-Key Employee's average annual compensation for the five consecutive calendar years which produce the highest result and (2) the Non-Key Employee's years of service (up to but not exceeding ten such years). For purposes of computing the product in the foregoing sentence: (1) compensation received in any Plan Year which began prior to January 1, 1984 and in any calendar year which begins after the end of the last Plan Year in which the Plan is considered a Top Heavy Plan shall all be disregarded; and (2) years of service shall refer generally to years of Vesting Service except that years of service for this purpose shall not include the period of any Plan Year which began prior to January 1, 1984 or any Plan Year as of which the Plan is not considered a Top Heavy Plan.

                  14.3.3 Notwithstanding the foregoing provisions of Sections
14.3.1 and 14.3.2 above, such provisions shall not apply so as to cause any additional contribution or benefit to be provided a Participant for a Plan Year under an Aggregation Group Plan maintained by the Employer or in which the Employer participates if (1) such Participant actively participates in an Aggregation Group Plan maintained by an Affiliated Employer at a date in the applicable Plan Year which is later than the latest date in such year on which he or she actively participates in this Plan and (2) such other plan provides for the same contribution or benefit as would otherwise be required under Sections 14.3.1 and 14.3.2 above for such Plan Year.

         14.4 EFFECT OF TOP HEAVY STATUS ON COMBINED MAXIMUM PLAN LIMITS. For any Plan Year in which this Plan is considered a Top Heavy Plan, the references to "125%" contained in Section 6A.2 above shall be changed to "100%."



                                      14-6

                                   SECTION 15
                                   ----------

                                  MISCELLANEOUS
                                  -------------


         15.1 TRUST. Subject to the provisions of Section 16 below, all assets of the Plan shall be held in the Trust for the benefit of the Participants and their beneficiaries. Except as provided in Sections 4.6, 5.3, and 13.3 above, in no event shall it be possible for any part of the assets of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants and their beneficiaries or for payment of the proper administrative costs of the Plan and the Trust. No person shall have any interest in or right to any part of the earnings of the Trust, or any rights in, to, or under the Trust or any part of the assets thereof, except as and to the extent expressly provided in the Plan. Any person having any claim for any benefit under the Plan shall look solely to the assets of the Trust Fund for satisfaction. In no event shall Federated or any other Employer or any of their officers or agents, or members of the Board, the Committee, or the Trustee, be liable in their individual capacities to any person whomsoever for the payment of benefits under the provisions of the Plan.

         15.2 MERGERS, CONSOLIDATIONS, AND TRANSFERS OF ASSETS. Notwithstanding any other provision hereof to the contrary, in no event shall this Plan or the Trust be merged or consolidated with any other plan and trust, nor shall any of the assets or liabilities of this Plan and the Trust be transferred to any other plan or trust or vice versa, unless (1) the Committee consents to such merger, consolidation, or transfer of assets as consistent with the rules set forth herein and the purposes of this Plan, (2) each Participant and beneficiary would (if this Plan and the Trust then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation, or transfer (if this Plan and the Trust had then terminated), and (3) such merger, consolidation, or transfer of assets does not cause any accrued benefit, early retirement benefit, or optional form of benefit of a person under this Plan or the applicable other plan to be eliminated or reduced except to the extent such elimination or reduction is permitted under
Section 411(d)(6) of the Code or in Treasury regulations issued thereunder. In the event of any such merger, consolidation, or transfer, the requirements of clause (2) set forth in the immediately preceding sentence shall be deemed to be satisfied if the merger, consolidation, or transfer conforms to and is in accordance with regulations issued under Section 414(1) of the Code. In addition, in the case of any spin-off to this Plan from another plan which is maintained by the Employer or an Affiliated Employer or of any spin-off from this Plan to another Plan which is maintained by the Employer or an Affiliated Employer, a percentage of the excess assets (as determined under Section 414(l)(2) of the Code) held in the plan from which the spin-off is made (if any) shall be allocated to each of such plans to the extent required by Section 414(l)(2) of the Code. Subject to the provisions of this Section 15.2, the Committee may take action to merge or consolidate this Plan and the Trust with any other plan and trust, or permit the transfer of any assets and liabilities of this Plan and the Trust to any other plan and trust or vice versa.



                                      15-1

         15.3 BENEFITS AND SERVICE FOR MILITARY SERVICE. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Section 414(u) of the Code.

         15.4 CORRECTION OF INADVERTENT ERRORS. If any inadvertent errors are made in crediting amounts to any Accounts which leave amounts held under the Plan which are not reasonably able to be allocated to any specific Participant or Account (for purposes of this Section 15.4, "overcrediting errors"), then such amounts shall, except as noted below, be used to the extent possible to correct any inadvertent errors made in crediting amounts to any Accounts which leave such Accounts with balances which are less than the balances which should exist under the Plan if no such errors had been made (for purposes of this Section 15.4, "undercrediting errors"). To the extent the amounts attributable to overcrediting errors which exist as of the last day of any Plan Year are not needed to correct the undercrediting errors which are then known, the amounts attributable to overcrediting errors shall be treated for all purposes of the Plan as if they were forfeitures from Matching Accounts arising under the Plan for the subject Plan Year. Further, any undercrediting errors shall be corrected: (1) by use of overcrediting errors to the extent permitted by the foregoing provisions of this Section 15.4; (2) to the extent not corrected by such overcrediting errors, by use of forfeitures to the extent permitted under
Section 8.6 above; or (3) to the extent not corrected by use of overcrediting errors or forfeitures, by payment made by the Employer to the Trust as a special contribution in order to make such corrections. Such contribution shall not be considered an Employer contribution for purposes of Section 6.1 or 6.2 or a part of an annual addition (as defined in Section 6A.1.2(a) above) to the Plan.

         15.5 APPLICATION OF CERTAIN PLAN PROVISIONS TO PRIOR PLANS. Notwithstanding any other provision of the Plan to the contrary, while the provisions of the Plan are generally effective only as of the Effective Amendment Date, any provision of the Plan which reflects or is designed to meet any requirement of the Federal Small Business Job Protection Act of 1996 (for purposes of this Section 15.5, the "SBJPA") which is effective prior to the Effective Amendment Date shall be deemed to apply to each Prior Plan from the effective date of such provision under the SBJPA to the Effective Amendment Date. In particular, but not by way of limitation, (1) the provisions of the last sentence of Section 1.7(a), Section 1.13, Section 4A, Section 5A, and
Section 10.6 of this Plan shall apply from January 1, 1997 to the Effective Amendment Date to each Prior Plan and (2) the provisions of Section 15.3 of this Plan shall apply from December 12, 1994 to the Effective Amendment Plan to each Prior Plan. In addition, notwithstanding any other provision of this Plan or any Prior Plan to the contrary, the compensation limits of Section 401(a)(17) of the Code shall be applied from January 1, 1997 to the Effective Amendment Date to each Prior Plan in the manner set forth in paragraph (d) of Section 1.7 of this Plan.

         15.6 AUTHORITY TO ACT FOR FEDERATED OR OTHER EMPLOYER. Except as is otherwise expressly provided elsewhere in this Plan, any matter or thing to be done by Federated or any other employer included as part of the Employer shall be done by its board of directors, except that the board may, by resolution, delegate to any persons or entities all or part of its rights or


                                      15-2
duties hereunder. Any such delegation shall be valid and binding upon all persons, and the persons or entities to whom or to which authority is delegated shall have full power to act in all matters so delegated until the authority expires by its terms or is revoked by resolution of such board.

         15.7 RELATIONSHIP OF PLAN TO EMPLOYMENT RIGHTS. The adoption and maintenance of the Plan is purely voluntary on the part of Federated and each other Employer and neither the adoption nor the maintenance of the Plan shall be construed as conferring any legal or equitable rights to employment on any person.

         15.8 APPLICABLE LAW. The provisions of the Plan shall be administered and enforced according to Federal law and, only to the extent not preempted by Federal law, to the laws of the State of Ohio. Either Federated or the Trustee may at any time initiate any legal action or proceedings for the settlement of the Trustee's accounts or for the determination of any question of construction which arises or for instructions. Except as required by law, in any application to, or proceeding or action in, any court with regard to the Plan or Trust, only Federated and the Trustee shall be necessary parties, and no Participant, beneficiary, or other person having or claiming any interest in the Plan or Trust shall be entitled to any notice or service of process. Federated or the Trustee may, if either so elects, include as parties defendant any other persons. Any judgment entered into in such a proceeding or action shall be conclusive upon all persons claiming under the Plan or Trust.

         15.9 AGENT FOR SERVICE OF PROCESS. The agent for service of process for the Plan shall be the Secretary of Federated.

         15.10 REPORTING AND DISCLOSURE. Federated shall act as the Plan Administrator for purposes of satisfying any requirement now or hereafter imposed through Federal or State legislation to report and disclose to any Federal or State department or agency, or to any Participant or other person, any information respecting the establishment or maintenance of the Plan or the Trust Fund. Any cost or expense incurred in satisfying any and all such reporting and disclosure requirements shall be deemed to be a reasonable expense of administering the Plan and may be paid from the Trust Fund if not otherwise elected to be paid by the Employer.

         15.11 SEPARABILITY OF PROVISIONS. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed and enforced as if such provision had not been included.

         15.12 COUNTERPARTS. The Plan may be executed in any number of counterparts, each of which shall be deemed an original, and the counterparts shall constitute one and the same instrument, which shall be sufficiently evidenced by any one thereof.

         15.13 HEADINGS. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

                                      15-3

         15.14 CONSTRUCTION. In the construction of this Plan, either gender shall include the other gender, the singular shall include the plural, and the plural shall include the singular, in all cases where such meanings would be appropriate.

         15.15 APPLICABLE BENEFIT PROVISIONS. Any benefit to which a Participant becomes entitled under the Plan (or any death benefit to which a Participant's Spouse or other beneficiary becomes entitled under the Plan) shall be determined on the basis of the provisions of the Plan in effect as of the date the Participant last ceases to be employed by the Employer or an Affiliated Employer notwithstanding any amendment to the Plan adopted subsequent to such date, except for subsequent amendments which are by their specific terms made applicable to such Participant (or his or her Spouse or other beneficiary) or which are required by applicable law to be applicable to such Participant (or his or her Spouse or other beneficiary).

         15.16 EMPLOYMENT RULE. Any individual who is a common law employee of a corporation which is a member of the controlled group of corporations (within the meaning of Section 414(b) of the Code) which includes Federated (for purposes of this Section 15.16, the "Federated controlled group") shall, for all purposes of this Plan, be considered to be the common law employee of the corporation in the Federated controlled group from whose payroll the individual is paid. If any individual participating in this Plan by reason of being paid under the payroll of a corporation which is included as part of the Employer is actually the common law employee of a corporation in the Federated controlled group which is not included as part of the Employer, such other corporation shall be considered an employer participating in this Plan for purposes of Sections 401(a) and 404 of the Code.




                                      15-4

                                 SIGNATURE PAGE
                                 --------------


         IN WITNESS WHEREOF, Federated Department Stores, Inc. has hereunto caused its name to be subscribed to this amendment and restatement of the Plan on the 31ST day of MARCH, 1997, but effective for all purposes, except as otherwise provided herein, as of April 1, 1997.

                                    FEDERATED DEPARTMENT STORES, INC.


                                    By   /s/ John R. Sims
                                       --------------------------------

                                    Title      Vice President
                                          -----------------------------


                                      S-1